UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1 )
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E ENERGY ADAMS, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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13238 East Aspen Road
Adams, NE 68301
Dear Members:
You are cordially invited to attend a special meeting of the members (the “Special Meeting”) of E Energy Adams, LLC (the “Company”) to be held on Monday, November 24, 2008 at the Holiday Inn Express, 4005 N. 6th Street, Beatrice, Nebraska. Registration for the meeting will begin at 9:00 a.m. The Special Meeting will commence at approximately 10:00 a.m., and adjourn at approximately 12:00 p.m.
This proxy statement is dated October 30, 2008 and is being mailed to members on or about October 30, 2008.
At this important meeting, you will be asked to vote on the following:
•	Amendments to our Operating Agreement. To amend our Operating Agreement to provide for the authorization of three separate and distinct classes of units: Class A Units, Class B Units and Class C Units.

•	Reclassification of Units. To reclassify certain of our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.
In connection with the proposals to amend our Operating Agreement and to reclassify our existing common equity units, units held by unit holders who are the record holders of 5 or more units will be renamed as Class A Units. Unit holders who are the record holders of at least 3 but no more than 4 units will receive one Class B Unit for every unit held by such unit holders immediately prior to the reclassification transaction. Unit holders who are the record holders of 2 or fewer units will receive one Class C Unit for every unit held by such unit holders immediately prior to the reclassification transaction. Generally, if the proposed amendments to our Operating Agreement are approved, the voting and transfer rights of the Class A Units will remain relatively unchanged. The voting rights of Class B Units will be restricted to the election of directors and dissolution of the Company. Class C Units will be restricted to voting only on dissolution. The transfer rights of Class A, B and C Units will be restricted to transfers that are approved by our board of directors. Our board of directors will be provided with the authority to disallow a transfer of Class A Units if such transfer would result in 300 or more Class A Unit holders of record or a transfer of Class B Units or Class C Units if such transfer would result in 500 or more Class B or Class C unit holders or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC. Under the proposed Amended and Restated Operating Agreement, the new Class B and Class C unit holders will receive the same share of our “profits” and “losses” as our Class A unit holders, and their respective rights to receive distributions of our assets will not change.
The primary effect of the reclassification will be to reduce the total number of holders of record of our common equity units to below 300 by reclassifying a portion of the current outstanding common equity units as Class A Units and the remaining outstanding units will be reclassified as either Class B or Class C Units. As a result, pursuant to Rule 13e-3, we will terminate the registration of our units under federal securities laws and our SEC reporting obligations will be suspended. This transaction is known as a 13e-3 going private transaction under the Exchange Act of 1934. Additionally, because the Class B and Class C

Units will be held by less than 500 holders of record, the Class B and Class C Units will be unregistered securities and, therefore, will not be subject to the public reporting requirements imposed by the SEC.
We are proposing the amendments to our Operating Agreement because our board of directors has concluded, after careful consideration, that the costs and other disadvantages associated with being a reporting company with the Securities and Exchange Commission (SEC) outweigh any of the advantages. We believe the terms of the proposed reclassification transaction are fair and in the best interest of our affiliated and unaffiliated unit holders. Our board unanimously recommends that you vote “FOR” the proposal to approve our Amended and Restated Operating Agreement. Additionally, our board unanimously recommends that you vote “FOR” the proposal to reclassify the units held by unit holders who are the record holders of 5 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 4 or fewer than 3 units into Class B Units, and the units held by unit holders who are the record holders of 2 or fewer units into Class C Units. The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification and corresponding amendments to the Operating Agreement, and we encourage you to read carefully the proxy statement and appendices. As discussed in greater detail in the proxy statement, you will not have appraisal rights in connection with the reclassification transaction. We are mailing herewith, copies of our Annual Report for the fiscal year ended September 30, 2007 and Quarterly Report for the fiscal quarter ended June 30, 2008 and all of the financial statements and related notes contained in the Annual Report and Quarterly Reports.
If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed proxy card, please call the Company at (402) 988-4655.
Only members listed on the Company’s records at the close of business on October 29, 2008, are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments thereof.
All members are cordially invited to attend the Special Meeting in person. However, to assure the presence of a quorum, the board of directors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the board of directors, whether or not you plan to attend the meeting. The proxy will not be used if you attend and vote at the meeting in person. You may fax the enclosed proxy card to the Company at (402) 988-5205 or mail it to us using the enclosed envelope. The proxy card must be returned to the Company no later than 5:00 p.m. on November 23, 2008.

By order of the Directors,

/s/ Duane H. Wollenburg Duane H. Wollenburg Chairman of the Board

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the amendments to our Operating Agreement or the reclassification transaction or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

13238 East Aspen Road
Adams, NE 68301
NOTICE OF SPECIAL MEETING OF MEMBERS
To be held on November 24, 2008
Notice is hereby given that a special meeting of members of E Energy Adams, LLC will be held on November 24, 2008, at 10:00 a.m. central time, at the Holiday Inn Express, 4005 N. 6th Street, Beatrice, Nebraska for the following purposes:
1.	Amendment to our Operating Agreement. To amend our Operating Agreement to provide for the authorization of three separate and distinct classes of units, Class A Units, Class B Units and Class C Units.

2.	Reclassification of Units. To reclassify certain of our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.
In connection with the proposals to amend our Operating Agreement and to reclassify our existing common equity units, units held by unit holders who are the record holders of 5 or more units will be renamed as Class A Units. Unit holders who are the record holders of at least 3 but no more than 4 units will receive one Class B Unit for every unit held by such unit holders immediately prior to the reclassification transaction. Unit holders who are the record holders of 2 or fewer units will receive one Class C Unit for every unit held by such unit holders immediately prior to the reclassification transaction. Generally, if the proposed amendments to our Operating Agreement are approved, the voting rights of the Class A Units will remain relatively unchanged. The voting rights of Class B Units will be restricted to the election of directors and dissolution of the Company. Class C Units will be restricted to voting only on dissolution. Our board of directors will be provided with the authority to disallow a transfer of Class A Units if such transfer would result in 300 or more Class A unit holders of record or a transfer of Class B Units or Class C Units if such transfer would result in 500 or more Class B or Class C unit holders or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC. Under the proposed Amended and Restated Operating Agreement, the new Class B and Class C unit holders will receive the same share of our “profits” and “losses” as our Class A unit holders, and their respective rights to receive distributions of our assets will not change. Unit holders of record at the close of business on October 29, 2008, are entitled to notice of and to vote at the Special Meeting of Members and any adjournment or postponement of the Special Meeting.
The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification and corresponding amendments to the Operating Agreement, and we encourage you to read carefully the proxy statement and appendices.

By order of the Directors, /s/ Duane H. Wollenburg Duane H. Wollenburg Chairman of the Board
YOUR VOTE IS VERY IMPORTANT.
Whether or not you plan to attend the special meeting in person, please take the time to vote by completing and marking the enclosed proxy card in the enclosed postage-paid envelope. If you attend the special meeting, you may still vote in person if you wish, even if you have previously returned your proxy card. You may fax the enclosed proxy card to the Company at (402) 988-5205 or mail it to us using the enclosed envelope. The proxy card must be returned to the Company no later than 5:00 p.m. on November 23, 2008.
Your board of directors unanimously recommends that you vote “FOR” approval of the proposed amendments to our Operating Agreement contained in the proposed Amended and Restated Operating Agreement that will, among other things, effect the reclassification. Additionally, our board unanimously recommends that you vote “FOR” the proposal to reclassify the units held by unit holders who are the record holders of 5 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 4 or fewer than 3 units into Class B Units, and the units held by unit holders who are the record holders of 2 or fewer units into Class C Units.

APPENDIX A	OPERATING AGREEMENT and FIRST AMENDMENT TO OPERATING AGREEMENT
APPENDIX B	PROPOSED AMENDED AND RESTATED OPERATING AGREEMENT
APPENDIX C	ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2007 ON FORM 10-KSB AND QUARTERLY REPORT FOR THE FISCAL QUARTER ENDED JUNE 30, 2008 ON FORM 10-QSB

SUMMARY TERM SHEET
     This summary provides an overview of material information from this proxy statement about the proposed reclassification transaction and the proposed amendments to our currently effective Operating Agreement contained in the proposed Amended and Restated Operating Agreement. However, it is a summary only. To better understand the transaction and for a more complete description of its terms, we encourage you to read carefully this entire document and the documents to which it refers before voting.
     In this proxy statement, “E Energy,” “we,” “our,” “ours,” “us” and the “Company” refer to E Energy Adams, LLC, a Nebraska limited liability company. The term “reclassification” refers to the reclassification of our registered units into three separate classes of units, Class A, Class B and Class C. The reclassification is designed to reduce the number of E Energy unit holders of record holding our common equity units to below 300 by reclassifying a portion of the common equity units as Class A Units, and the remaining units will be reclassified as Class B or Class C Units which will result in less than 500 unit holders of each of our Class B and Class C Units. This will allow us to suspend our filing obligations under the Securities Exchange Act of 1934, as amended. “Class A unit holders” refers to unit holders of our common equity units of record with 5 or more units. The new “Class B unit holders” refers to all the E Energy unit holders of record with 3 or four units. The new “Class C unit holders” refers to all the E Energy unit holders of record with 2 or fewer units. References to our “common equity units” refer to our currently outstanding membership units; a portion of such outstanding units will be renamed as Class A units in the event the reclassification transaction is consummated.
E Energy Adams, LLC
     E Energy Adams, LLC was formed as a Nebraska limited liability company on March 25, 2005. Our principal business office is currently located at 13238 East Aspen Road, Adams, Nebraska. We are managed by a ten member board of directors. Our telephone number is (402) 988-4655.
     Since October 2007, we have been engaged in the operation of a 50 million gallon per year ethanol plant. Our revenues are derived from the sale and distribution of our ethanol and distiller’s grains throughout the United States. The principal markets for our ethanol are regional petroleum terminals located in major population centers in Nebraska and neighboring states, including such cities as Omaha, Nebraska; Lincoln, Nebraska; Sioux City, Iowa; Des Moines, Iowa; Kansas City, Missouri; Topeka, Kansas; and Sioux Falls, South Dakota.
QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE
RECLASSIFICATION TRANSACTION
Q:	What is the proposed reclassification transaction?

A:	We are proposing that our members adopt an Amended and Restated Operating Agreement that will include amendments to our currently effective Operating Agreement dated April 25, 2005. If the proposed Amended and Restated Operating Agreement is adopted, it will, among other things, result in the creation of three separate classes of units, Class A Units, Class B Units and Class C Units, and the reclassification of units held by holders of 5 or more units into Class A Units, units held by holders of 3 or 4 units into Class B Units, and units held by holders of 2 or fewer units into Class C Units on the basis of one unit of Class A, Class B or Class C for each unit currently held by such unit holder.

We are proposing that you adopt two general amendments to our currently effective Operating Agreement, one of which will provide for the authorization of three classes of units, Class A, Class B and Class C Units, and the other of which will provide for the authorization of the reclassification of our existing units into the three separate and distinct classes. Unless both amendments pass, neither amendment will be implemented. Thus, for purposes of this proxy statement, when we refer to the term “reclassification transaction” we are referring to both the creation of the three classes of units and the reclassification of our units since we will not implement one amendment without each of the two amendments being approved. See “ — Overview of the Reclassification Transaction” beginning on page 17.

Q:	What is the purpose and structure of the proposed reclassification transaction?

A:	The purpose of the reclassification transaction is to allow us to terminate our SEC reporting obligations (referred to as “going private”) by reducing the number of our record unit holders of our common equity units, which will be reclassified as Class A Units, to less than 300 and by having under 500 record unit holders of each of our Class B and Class C Units. This will allow us to suspend our registration under the Securities Exchange Act of 1934, as amended, and relieve us of the costs typically associated with the preparation and filing of public reports and other documents. It will also allow our management and employees to refocus time spent on complying with SEC-reporting obligations to operational and business goals. See “ — Purpose and Structure of the Reclassification Transaction” beginning on page 31.

The reclassification transaction is being effected at the record unit holder level. This means that we will look at the number of units registered in the name of a single holder to determine if that holder’s units will be reclassified. The board elected to structure the reclassification transaction so that it would take effect at the record unit holder level in part to allow members some flexibility with respect to how their units will be treated in the reclassification transaction. See “ — Purpose and Structure of the Reclassification Transaction” beginning on page 31. Members of record who would prefer to continue as holders of our common equity units (to be designated as Class A membership units), may elect to do so by acquiring sufficient units so that they hold 5 units or more units at least ten days prior to the effective date of the reclassification transaction. Record holders owning 5 or more of our existing common equity units who wish to receive Class B or Class C units for units may reduce their ownership of record to 4 or fewer units or 2 or fewer units, respectively, by selling or gifting some of their units or transferring to a separate record account some of their units.

To the extent practicable, our board will assist our members with any reasonable requests to either consolidate or segregate their units. To further accommodate any such transfers, the board will allow transfer requests for this purpose up to ten days prior to the date of the special meeting. However, in any case, these unit holders will have to act within the constraints of the transfer restrictions in our Operating Agreement, Securities Laws and the IRS publicly traded partnership rules.

Q:	What will be the effects of the reclassification transaction?

A:	The reclassification transaction is a “going private transaction” for E Energy, meaning that it will allow us to deregister with the Securities and Exchange Commission (“SEC”) and we will no longer be subject to reporting obligations under federal securities laws. As a result of the reclassification transaction, among other things:

•	The number of our record unit holders holding our common equity units currently registered under the Securities Exchange Act of 1934 (“34 Act”), which will be reclassified as Class A Units, will be reduced from approximately 821 to approximately 232 and the number of common equity units outstanding will decrease from 5,133 to approximately 3,737;

•	The number of Class B units will correspondingly increase from zero to approximately 604 and be held by approximately 178 Class B unit holders of record;

•	The number of Class C units will correspondingly increase from zero to approximately 792 and be held by approximately 411 unit holders of record;

•	As a group, the percentage beneficial ownership of and voting power over Class A Units by all directors and executive officers of E Energy will increase approximately 4% from approximately 11% to approximately 15% after the reclassification, which is unlikely to have any practical effect on their collective ability to control the Company;

•	The affiliated and unaffiliated new Class A, Class B and Class C unit holders will have received one Class A, Class B or Class C Unit for each unit held by them immediately prior to the effective time of the reclassification and will continue to have an equity interest in E Energy and, therefore, will continue to share in our profits and losses and may be entitled to realize any future value received in the event of any sale of the Company;

•	The new Class B and Class C unit holders will be required to surrender their original membership units involuntarily in exchange for Class B or Class C Units, for which they will receive no consideration other than the Class B or Class C Units received in the reclassification;

•	Because of the reduction of our total number of record unit holders of our common equity units, to less than 300 and because the total number of record unit holders of the Class B and Class C Units will be less than 500 for each class, we will be allowed to suspend our status as a reporting company with the SEC;

•	The new Class B unit holders will have limited voting rights and will have no rights to amend our Amended and Restated Operating Agreement unless the proposed amendment alters the unit holder’s economic interest or modifies the unit holder’s limited liability, or vote on future mergers, sales, consolidations or other business combinations. The loss of these rights may cause potential purchasers of Class B Units to value these units at a value less than Class A Units;

•	The new Class B unit holders will have no right to transfer their units unless such transfer is approved by a majority of our directors. The directors will have the authority to disallow any proposed transfer at their sole discretion. The loss of these rights may cause potential purchasers of Class B Units to value these units at a value less than Class A Units;

•	The new Class C unit holders will only be allowed to vote on dissolution of the Company and will have no right to nominate, elect or remove directors, to amend our Amended and Restated Operating Agreement unless the proposed amendment alters the unit holder’s economic interest or modifies the unit holder’s limited liability, or to vote on future mergers, sales, consolidations or other business combinations. The loss of these rights may cause potential purchasers of Class C Units to value these units at a value less than Class A Units; and

•	In addition, Class C unit holders will have no right to transfer their units unless such transfer is approved by a majority of our directors. The directors will have the authority to disallow any proposed transfer at their sole discretion. The loss of these rights may cause potential purchasers of Class C Units to value these units at a value less than Class A or Class B Units.

For a further description of how the reclassification transaction will affect you, please see “ — Effects of the Reclassification Transaction on Unit Holders of E Energy” beginning on page 35.

Q:	What does it mean for E Energy and our unit holders that E Energy will no longer be a public company and subject to federal securities laws reporting obligations?

A:	We will no longer be required to file annual, quarterly and current reports with the SEC, which reports contain important information on the business and financial condition of our Company, so this information will no longer be publicly available. However, pursuant to our Amended and Restated Operating Agreement, our unit holders will be allowed to inspect, upon reasonable request, Company books and records and the Company will be required to provide an annual report to the members containing the Company’s audited financial statements. Currently, our lenders require that such financial statements be audited annually, therefore the members will continue to receive annual audited financial statements. The liquidity of the units you hold in E Energy may be further reduced since there will be no public information available about E Energy and all of our units will only be tradable in privately negotiated transactions. We will also no longer be subject to the Sarbanes-Oxley Act, which, among other things, requires our CEO and CFO to certify as to the accuracy of our financial statements and the accuracy of our internal controls over financial reporting.

Q:	Why are you proposing the reclassification transaction?

A:	Our reasons for the reclassification transaction are based on:

•	The administrative burden and expense of making our periodic filings with the SEC;

•	The fact that as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us. Terminating our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure;

•	The fact that operating as a non-SEC reporting company will reduce the burden on our management and employees which arises from increasingly stringent SEC reporting requirements, thus allowing management to focus more of its attention on our customers and the community in which we are operating;

•	The fact that management will have increased flexibility to consider and initiate actions, such as a merger or sale of the Company, which may produce long-term benefits and growth without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act;

•	The fact that our unit holders receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act;

•	The fact that a going private transaction could be structured in a manner that would allow all our unit holders to retain an equity interest in the Company, and none of our unit holders would be forced out by means of a cash reverse stock split or other transaction; and

•	We anticipate the expense of a going private transaction will be less than the cumulative future expenses we would incur to comply with continued SEC reporting obligations.

We considered that some of our unit holders may prefer that we continue as an SEC reporting company, which is a factor weighing against the reclassification transaction. However, we believe that the disadvantages and costs of continuing our reporting obligations with the SEC outweigh any advantages associated with doing so. See “ — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 21.

Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of directors believes that the reclassification transaction and the terms and provisions of the reclassification transaction are substantively and procedurally fair to our unit holders. Our board of directors unanimously approved the reclassification transaction.

In the course of determining that the reclassification transaction is fair to, and is in the best interests of, our unit holders including both unit holders who will continue to hold our common equity units as Class A Units as well as those unit holders whose units will be reclassified into

Class B or Class C Units, our board considered a number of positive and negative factors affecting these groups of unit holders in making its determination. To review the reasons for the reclassification transaction in greater detail, please see “ — Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 20.

Q:	What amendments to the Operating Agreement are being proposed by the board of directors?

A:	The board of directors has proposed multiple changes to our Operating Agreement in order to reclassify our units and revise the voting and transfer rights attributed to each new class of units.

The board is also proposing that the number of units the board is authorized to issue without member approval in Section 5.7(b) be increased from 7,000 to 10,000 units. In addition, the board is proposing that Section 6.16 of the current Operating Agreement be removed to elimate the 40% maximum ownership limitation. To review the proposed changes to the Operating Agreement in greater detail, please see “ — Description of Proposed Other Changes in the Amended and Restated Operating Agreement” beginning on page 41 and “Appendix B: Proposed Amended and Restated Operating Agreement.”

Q:	What is the recommendation of our board of directors regarding the proposals?

A:	The board of directors has determined that the reclassification transaction is advisable and in the best interests of our members. Our board of directors has unanimously approved the reclassification transaction and recommends that you vote “FOR” approval of the amendments to our Operating Agreement contained in the proposed Amended and Restated Operating Agreement and “FOR” approval of the reclassification of our units into Class A, Class B and Class C at the special meeting. See “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 21.

Q:	What will I receive in the reclassification transaction?

A:	If you own, in record name, 5 or more of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class A Units. If you own, in record name, 3 or 4 of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class B Units. If you own, in record name, 2 or fewer of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class C Units.

In the event the proposals to amend our current Operating Agreement and to reclassify our units are adopted and you receive units of Class A, Class B or Class C Units:

•	You will receive no consideration for your units when they are reclassified into Class A, Class B or Class C Units;

•	You may hold units even less liquid than the units you currently hold because there is no existing market for our Class A, Class B or Class C Units;

•	Class B and Class C unit holders will receive a security with limited voting rights and thus may hold units with less value;

•	All of our unit holders will receive a security with very limited transferability rights; and

•	All of our unit holders will lose the benefits of holding securities registered under Section 12 of the Securities Exchange Act of 1934.

For additional information, see “—Effects of the Reclassification Transaction on Unit Holders of E Energy” beginning on page 35 and “—Effects of the Reclassification Transaction on E Energy; Plans or Proposals after the Reclassification Transaction” beginning on page 32.

Q:	What are the terms of the Class A, Class B and Class C Units?

A:	The following table sets forth the principal differences between our three classes of units:

	Class A	Class B	Class C
Voting Rights	Entitled to vote on all matters for which unit holder approval is required under our Operating Agreement or Nebraska law.	Entitled to vote on the election of our directors, voluntary dissolution and as may be required by our Operating Agreement or Nebraska law.	Only entitled to vote on voluntary dissolution and as may be required by our Operating Agreement or Nebraska law.

Transfer Rights	Transfer will only be allowed pursuant to the restrictions set forth in our Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will result in 300 or more Class A unit holders of record. (Section 9)	Transfer will only be allowed pursuant to the restrictions set forth in our Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record. (Section 9)	Transfer will only be allowed pursuant to the restrictions set forth in our Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record. (Section 9)

Minimum/Maximum Ownership Requirements	Holders of Class A Units will not be subject to minimum or maximum ownership requirements or limitations after the reclassification transaction. Units classified as Class A units will permanently retain their classification following the classification date (Section 6.1).	Holders of Class B Units will not be subject to minimum or maximum ownership requirements or limitations after the reclassification transaction. Units classified as Class B units will permanently retain their classification following the classification date (Section 6.1).	Holders of Class C Units will not be subject to minimum or maximum ownership requirements or limitations after the reclassification transaction. Units classified as Class C units will permanently retain their classification following the classification date (Section 6.1).

Amendments to the Operating Agreement	Holders of Class A Units may amend the Company’s Operating Agreement (Section 8).	Holders of Class B Units may not amend the Company’s Operating Agreement (Section 8). However, Class B members may vote on any amendment to our Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.	Holders of Class C Units may not amend the Company’s Operating Agreement (Section 8). However, Class C members may vote on any amendment to our Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

	Class A	Class B	Class C

Sharing of Profits and Losses	Holders of the Class A Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class B Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class C Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).

Distributions	Holders of Class A Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class B Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class C Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).

Dissolution	Holders of Class A Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class B Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class C Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).

Information Rights	Holders of Class A Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class B Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class C Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).
For a complete description of the terms of the Class A, Class B or Class C Units, please refer to “—Rights and Obligations of Class A Units Under the Amended and Restated Operating Agreement beginning on page 45, “—Rights and Obligations of Class B Units Under the Amended and Restated Operating Agreement” beginning on page 46, and “—Rights and Obligations of Class C Units Under the Amended and Restated Operating Agreement” beginning on page 46.
Q:	Why are 5 units and 3 units the “cutoff” numbers for determining which unit holders will receive Class A, Class B or Class C Units?

A:	The purpose of the reclassification transaction is to reduce the number of our record unit holders of our common equity units to fewer than 300 and to have under 500 record unit holders of each of our Class B and Class C Units, which will allow us to deregister as an SEC reporting company. Our board selected 5 units and 3 units as the “cutoff” numbers in order to enhance the probability that after the reclassification transaction, if approved, we will have fewer than 300 record unit holders of our common equity units and have fewer than 500 record unit holders of each of our Class B and Class C Units. See “—Overview of the Reclassification Transaction” beginning on page 17 and “—Purpose and Structure of the Reclassification Transaction” beginning on page 31.

Q:	When is the reclassification transaction expected to be completed?

A:	If the proposed reclassification transaction is approved at the special meeting, we expect to complete such reclassification transaction as soon as practicable following the special meeting.

Q:	What if the proposed reclassification transaction is not completed?

A:	It is possible that the proposed reclassification transaction will not be completed. The proposed reclassification transaction will not be completed if, for example, the holders of a majority of the Membership Voting Interests outstanding units represented at the special meeting do not vote to adopt the reclassification transaction. If the reclassification transaction is not completed, we will continue our current operations, and we will continue to be subject to the reporting requirements of the SEC.

Q:	What will happen if, through negotiated trades, E Energy gains additional unit holders requiring SEC registration?

A:	We are currently subject to the reporting obligations under Section 13(a) of the Exchange Act, which requires us to file periodic reports with the SEC because our units are registered under Section 12 of the Exchange Act. Such registration is required under Section 12 because we have more than 500 unit holders of record. If the unit holders approve the proposals to adopt the Amended and Restated Operating Agreement and to reclassify our units, our common equity units will be held by less than 300 unit holders of record.

We may then file a Form 15 and terminate the registration of our units and the obligation to file Section 13(a) periodic reports arising under Section 12; however, our periodic reporting obligations arising under Section 15(d) of the Exchange Act cannot be terminated, but can only be suspended. Therefore, if the number of our unit holders of our Class A common equity units ever rises above 300 as of the last day of any fiscal year, then we will again be responsible for filing reports in compliance with Section 15(d). This would require us to file periodic reports going forward and an annual report for the preceding fiscal year. If the unit holders of record for our Class B or Class C Units ever exceed 500, then we will again become fully regulated under additional disclosure provisions of the Exchange Act and we will again be responsible for filing reports. See “—Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report” beginning on page 33.

Q:	If the reclassification transaction is approved, will we continue to have annual financial statements audited and will unit holders continue to receive information on our Company?

A:	Even if we terminate our registration with the SEC, we will continue to provide our unit holders with an annual report containing audited financial statements in accordance with the Amended and Restated Operating Agreement.

Q:	Will I have appraisal rights in connection with the reclassification transaction?

A:	Under Nebraska law and our Operating Agreement, you do not have appraisal or dissenter’s rights in connection with the reclassification transaction. Other rights or actions besides appraisal and dissenter’s rights may exist under Nebraska law or federal securities laws for unit holders who can demonstrate that they have been damaged by the reclassification transaction. See “—Appraisal and Dissenters’ Rights” beginning on page 40.

Q:	What are the tax consequences of the reclassification transaction?

A:	We believe the reclassification, if approved and completed, will have the following federal income tax consequences:
•	The reclassification transaction should result in no material federal income tax consequences to us;

•	Those unit holders continuing to hold our common equity units as Class A Units will not recognize any gain or loss in connection with the reclassification;

•	Those unit holders receiving Class B or Class C Units will not recognize any gain or loss in the reclassification, their adjusted tax basis in their Class B or Class C Units held immediately after the reclassification will equal their adjusted tax basis in their original common equity units held immediately before the reclassification, and their holding period for their Class B and Class C Units will include the holding period during which their original common equity units were held. For further discussion of the tax consequences of the reclassification transaction, see “—Material Federal Income Tax Consequences of the Reclassification Transaction” beginning on page 39.

Because determining the tax consequences of the reclassification transaction can be complicated and depends on your particular tax circumstances, you should consult your own tax advisor to understand fully how the reclassification transaction will affect you.
Q:	Should I send in my unit certificates now?

A:	No. If the reclassification transaction is approved at the special meeting, we will send you written instructions for exchanging your unit certificates for Class A, Class B or Class C Units after the reclassification transaction is completed.

Q:	Do our directors and officers have different interests in the reclassification transaction?

A:	You should be aware that our directors and executive officers have interests in the reclassification transaction that may present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the reclassification transaction.

We expect that most of our directors and executive officers will own more than 5 units at the effective time of the reclassification transaction, and, therefore, will be Class A Unit holders if the reclassification transaction is approved. Because there will be fewer Class A Units following the reclassification transaction, and because the Class B and Class C Units will have limited voting rights, the directors and executive officers who will be Class A Unit holders will own a larger relative percentage of the voting interest in the Company. As of the record date, these directors and executive officers collectively beneficially held and had voting power over 569 units, or 11% of our units. Based upon our estimates, taking into account the effect of the reclassification transaction, the directors and executive officers will beneficially hold and have voting power over 15% of our Class A Units following the reclassification transaction. This represents a potential conflict of interest because our directors approved the proposed amendments to our Operating Agreement contained in the Amended and Restated Operating Agreement and reclassification transaction and are recommending that you approve them. Despite the potential conflict of interest, our board believes the proposed reclassification transaction is fair to our unaffiliated unit holders for the reasons discussed in this proxy statement. See “—Interests of Certain Persons in the Reclassification Transaction” beginning on page 38.

Q:	How are we financing the reclassification transaction?

A:	We estimate that the reclassification transaction will cost approximately $190,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction. See “—Fees and Expenses” beginning on page 40 for a breakdown of the expenses associated with the reclassification transaction. We intend to pay the expenses of the reclassification transaction with working capital. Our board believes that it has attempted to balance the interests of reducing our expenses in transitioning to a non-SEC reporting company while at the same time affording all unit holders the opportunity to retain an equity ownership interest in the Company.

Q:	What does it mean if I receive more than one proxy for the special meeting?

A:	It means that you have multiple holdings reflected in our membership register. Please sign and return ALL proxy forms to ensure that all your membership units are voted. If you received more than one proxy card but only one copy of the proxy statement and supplemental materials, you may request additional copies from us at any time.

Q:	Where can I find more information about E Energy?

A:	Information about us is also available at our website at www.eenergyadams.com, under “SEC Compliance,” which includes links to reports we have filed with the Securities and Exchange Commission. The contents of our website are not incorporated by reference in this Proxy Statement.

Q:	Who can help answer my questions?

A:	If you have questions about the reclassification transaction after reading this proxy statement or need assistance in voting your units, you should contact Laurie Leners of E Energy at (402) 988-2512.

Q:	What is the voting requirement for approval of the reclassification transaction?

A:	The presence, in person or by proxy, of 25% of our membership units is necessary to constitute a quorum at the special meeting. Currently 1,283 membership units must be present, in person or by proxy, to constitute a quorum at the special meeting. Approval of the reclassification transaction and the amendments to our Operating Agreement contained in the Amended and Restated Operating Agreement requires the affirmative vote of a majority of the Membership Voting Interests represented at the special meeting of the Members where a quorum is present (in person, by proxy, or by mail ballot), or at a minimum 643 of the 5,133 units. You may vote your units in person by attending the special meeting, or by mailing us your completed proxy card if you are unable, or do not wish, to attend. The proxy card must be returned to the Company no later than 5:00 p.m. on November 23, 2008 for your vote to be valid if you do not plan to attend the meeting in person.

Q:	How can I revoke my proxy?

A:	You can revoke your proxy at any time before we take a vote at the meeting by submitting a written notice revoking the proxy, or by attending the meeting and voting in person. See “—Voting and Revocation of Proxies” beginning on page 51.

Q:	What is the effect of an abstention?

A:	Because approval of the reclassification requires a majority vote of the Membership Voting Interests represented at the special meeting, abstentions will count for purposes of establishing a quorum at the special meeting and will have the effect of a vote “AGAINST” the reclassification transaction. Therefore, if one-half or more of the Membership Voting Interests represented at the special meeting vote against or abstain from voting, the reclassification will not be approved. See “—Quorum; Vote Required for Approval” beginning on page 50.

Q:	Who will count the votes?

A:	All votes will be tabulated by Jonathan Cosby, the Company’s Chief Financial Officer, and also by the inspector of election appointed for the special meeting, who will separately tabulate affirmative and negative votes and abstentions.

Q:	Who is paying for this proxy solicitation?

A:	The entire cost of this proxy solicitation will be borne by E Energy. The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners. See “—Solicitation of Proxies; Expenses of Solicitation” beginning on page 51.
SPECIAL FACTORS
Overview of the Reclassification Transaction
     This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors at a special meeting at which our members will be asked to consider and vote upon amendments to our Operating Agreement. If approved, the amendments to our Operating Agreement contained in the Amended and Restated Operating Agreement will, among other things, result in a reclassification of our common equity units into three separate and distinct classes.
     If the amendments to our Operating Agreement contained in the Amended and Restated Operating Agreement and the reclassification transaction are approved as described below, unit holders of record with 5 or more units immediately prior to the reclassification transaction will receive one Class A Unit for each of their common equity units held immediately prior to the reclassification transaction. Unit holders of record with 3 or 4 units immediately prior to the reclassification transaction will receive one Class B Unit for each of their common equity units held immediately prior to the reclassification transaction. Unit holders of record with 2 or fewer units immediately prior to the reclassification transaction will receive one Class C Unit for each of their common equity units held immediately prior to the reclassification transaction. We intend, immediately following the reclassification, to terminate the registration of our common equity units with the SEC and suspend further reporting under the Securities Exchange Act of 1934, as amended.
     If approved by our unit holders at the special meeting and implemented by our board of directors, the reclassification transaction will generally affect our unit holders as follows:

UNIT HOLDER POSITION PRIOR TO THE RECLASSIFICATION TRANSACTION	EFFECT OF THE RECLASSIFICATION TRANSACTION

Unit holders of record holding 5 or more units	Unit holder will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class A Units.

Unit holders of record holding 3 or 4 units	Unit holders will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class B Units.

Unit holders of record holding 2 or fewer units	Unit holders will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class C Units.

Unit holders holding units in “street name” through a nominee (such as a bank or broker)	The reclassification transaction will be effected at the record unit holder level. Therefore, regardless of the number of beneficial holders or the number of shares held by each beneficial holder, shares held in “street name” will be subject to the reclassification transaction, and the beneficial holders who hold their units in “street name” will be continuing unit holders with the same number of units as before the reclassification transaction.
     The effects of the reclassification transaction on each group of unit holders are described more fully below under “ — Effects of the Reclassification Transaction on Unit Holders of E Energy” beginning on page 35 and the effects on the Company are described more fully below under “ — Effects of the Reclassification Transaction on E Energy; Plans or Proposals after the Reclassification Transaction” beginning on page 32.

Background of the Reclassification Transaction
     As an SEC reporting company, we are required to prepare and file with the SEC, among other items, the following:
•	Annual Reports on Form 10-KSB;

•	Quarterly Reports on Form 10-QSB;

•	Current Reports on Form 8-K; and

•	Proxy Statements on Form 14A.
     Our management and several of our employees expend considerable time and resources preparing and filing these reports and we believe that such time and resources could be beneficially diverted to other areas of our operations that would allow management and those employees to focus more of their attention on our business. Also, as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to the competitors in challenging our business operations and to take market share, employees and customers away from the Company. In addition, the costs associated with these reports and other filing obligations comprise a significant corporate overhead expense. These costs include, but are not limited to, securities counsel fees, auditor fees, special board meeting fees, costs of printing and mailing documents, and word processing and filing costs. Our registration and reporting related costs have been increasing over the years due to the requirements imposed by the Sarbanes-Oxley Act of 2002 (“SOX”). Currently, we are only required to comply with certain sections of SOX; however, we believe that our SOX compliance costs will increase significantly when we become subject to the full requirements of Section 404 of SOX during our next fiscal year. Section 404 requires us to include in our Annual Report on Form 10-KSB our management’s report on, and assessment of, the effectiveness of our internal controls over financial reporting. In addition, our independent auditors must attest to and report on management’s assessment of the effectiveness of our internal controls over financial reporting and the effectiveness of those internal controls. The SEC also recently adopted new regulations regarding information requirements for reporting companies. While we are currently subject to the smaller reporting company reporting obligations, we believe that we will become subject to the more expansive reporting requirements of a larger reporting company at the completion of our next fiscal year. We expect the expanded disclosure requirements will also significantly increase our reporting costs. We estimate that our costs and expenses incurred in connection with SEC reporting for 2008 will be approximately $430,000.
     As of October 29, 2008, we had 5,133 units issued and outstanding, held by approximately 821 current unit holders of record. Of our approximately 821 unit holders of record, we believe approximately 589, or 72%, hold 4 or fewer units. Our board of directors and management believe that the recurring expense and burden of our SEC-reporting requirements described above are not cost efficient for E Energy. Becoming a non-SEC reporting company will allow us to avoid these costs and expenses. In addition, once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act of 2002 or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.
     There can be many advantages to being a public company, possibly including a higher value for our units, a more active trading market and the enhanced ability of the Company to raise capital or make acquisitions. However, there is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our member units cannot be traded on an established securities market or be readably tradable in a secondary market, thereby assuring that there will continue to be a limited market for our member units. We have therefore not been able to effectively take advantage of these benefits. Based on the limited number of units available and the trading restrictions we must observe under the Internal Revenue Code, we believe it is highly unlikely that our units would ever achieve an active and liquid market comprised of many buyers and sellers. In addition, as a result of our limited trading market and our status as a limited liability company, we are unlikely to be well-positioned to use our public company status to raise capital in the future through sales of additional securities in a public offering or to acquire other business entities using our units as consideration.
     In April 2008 our board of directors determined that it was in our best interest to explore available strategic alternatives to maximize our long-term member value. In order to explore these alternatives we engaged a consultant to assist in the process. The consultant informed our board of directors that the potential availability for additional equity may be better secured through the private sector and recommended that deregistration of our units would be in the best interest of our Company going forward. In addition, management and Headwaters concurred that the Company receives little benefit in being a public company but incurs significant expense to meet the public company reporting requirements. In particular there is little trading volume with our common equity units. Our board of directors discussed these burdens and costs and lack of benefits, and it became clear that the recurring expense and burden of our SEC reporting requirements are not cost efficient and that becoming a non-SEC reporting company would allow us to avoid these costs and expenses as well as seek prospective capital providers and facilitate securing and structuring financing transactions or a potential sale, merger or consolidation or other business combination without incurring the excessive costs to meet the requirements of a public reporting company involved in such transactions. Our board concluded that the benefits of being an SEC-reporting company are substantially outweighed by the burden on management, the expense related to the SEC reporting obligations and the burden on the Company’s ability to explore long-term strategies while being a public reporting company. As a result, our board directed that management explore the possibility of becoming a non-SEC reporting company.
     In June 2008 management contacted counsel regarding preliminary issues related to going private transactions, including the strategic alternatives available for a going private transaction. Our board had substantial discussions regarding the costs associated with going private and the ongoing costs of remaining an SEC-reporting company. Our board considered the requirements for going private as well as the alternatives available for a going private transaction, including a reverse unit split, self-tender offer whereby unit holders owning less than a certain number of units would be “cashed out, and a reclassification of our units in order to reduce our number of record holders to below 300. Because our cash resources to effect such a transaction are limited and we believe many of our unit holders feel strongly about retaining their equity interest in our Company, management and our board found the prospect of effecting a going private transaction by reclassifying some of our units an attractive option.
     At a regular meeting of our board held on June 25, 2008 and attended via telephone by our counsel and advisors, our Chief Executive Officer and Chief Financial Officer led a discussion with the board on the business considerations for engaging in a going private transaction, highlighting the advantages and disadvantages and issues raised in a going private transaction. Specifically, the board discussed the following advantages of going private:
•	As a reporting company, we are required to expend significant costs in connection with our ‘34 Act obligations, including, but not limited to, higher external auditing and accounting costs, higher costs of internal controls, increased SEC reporting costs, increased legal/consulting costs, and special board meeting fees. These costs are expected to increase as we become subject to the full requirements of Section 404 of SOX. Suspending our public company reporting obligations will help reduce or eliminate these additional and significant costs.

•	As a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us. Suspending our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure. Although we will no longer be required to disclose this information publicly, members will maintain the right of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements pursuant to the Amended and Restated Operating Agreement.

•	Operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements, thus allowing management and our employees to focus more of their attention on our core business.

•	Operating a non-SEC reporting company may reduce expectations to produce and publicly report short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term income goals.

•	Our unit holders may receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the SEC, including the Sarbanes-Oxley Act.

•	Our smaller unit holders will continue to have an equity interest in our Company and therefore will continue to share in our profits and losses and distributions on the same per unit basis as all other unit holders.

•	Our ability to explore, secure and structure financing or other transactions to maximize long-term member value through prospective capital providers or a potential sale, merger, consolidation or other business combination between our Company and a third party may be more successful without the requirement of publicly reporting such negotiations and transactions.
At this meeting, the board also considered the potential negative consequences of this transaction to our unit holders, and in particular, our smaller unit holders who will be reclassified into Class B and Class C Units:
•	Our unit holders will lose the benefits of registered securities, such as access to the information concerning the Company that is required to be disclosed in periodic reports to the SEC although the unit holders will retain their rights of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements pursuant to the Amended and Restated Operating Agreement.

•	Our unit holders will lose certain statutory safeguards since we will no longer be subject to the requirements of the Sarbanes-Oxley Act, which required our CEO and CFO to certify as to the Company’s financial statements and internal controls over financial reporting and as to the accuracy of our reports filed with the SEC.

•	The value and liquidity of our units may be reduced as a result of the Company no longer being a public company or as a result of the differing terms among the reclassified units.

•	Our potential costs, in terms of time and dollars, in connection with accomplishing the going private filings.

•	Going private may reduce the attractiveness of stock based incentive plans, which are often used for executives and other key employees.

•	Potential liability may exist for our officers and directors associated with the “interested” nature of the deregistration transaction.

•	We may have increased difficulty in raising equity capital in the future, potentially limiting our ability to expand due to the restrictions involved in the private sale of securities.

     Additionally, at the meeting, the process and mechanism for going private was discussed. The board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction. However, the board believed that the fact that our board would be treated the same as the other unit holders and that no consideration had been given to the unit cutoff number relative to the unit ownership of the board members, a special committee for the reclassification transaction was not needed. The board also discussed requiring approval of the transaction by a majority of unaffiliated unit holders and considered the fact that the interests of the unit holders receiving Class B or Class C Units are different from the interests of the unit holders owning Class A Units and may create actual or potential conflicts of interest in connection with the reclassification transaction. However, because affiliated and unaffiliated unit holders would be treated identically in terms of the approval process of the reclassification transaction, the board believed a special vote was not necessary.
     After this discussion, the board agreed that it is in the best interest of the Company to move forward with the deregistration process and instructed counsel to proceed with reclassifying our units in order to no longer be a public reporting company.
     On October 29, 2008, at a special meeting, our board of directors unanimously approved the amendments to our Operating Agreement contained in the Amended and Restated Operating Agreement to authorize Class A, Class B and Class C Units and to reclassify our outstanding units as follows: unit holders holding 5 or more units will be classified as holders of Class A Units; unit holders holding 3 or 4 units will be classified as holders of Class B Units; and unit holders holding 2 or fewer units will be classified as holders of Class C Units. The approval of the amendments to our Operating Agreement and the reclassification transaction was based upon the factors discussed above.
Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation
E Energy’s Reasons for the Reclassification
     As a small company whose shares are not listed on any exchange or traded on any quotation system, we have struggled to maintain the costs associated with being a public company, while not enjoying many of the benefits associated with being a public company. We expect our costs associated with our reporting obligations to greatly increase as we become subject to the rules adopted by the SEC regarding expanded reporting requirements of larger reporting companies and the full requirements of the rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act. Finally, in order for the Company to maximize the long-term value of membership in the Company, it is necessary to explore various potential options with third parties including both equity and debt financing options as well as business consolidation transactions. We believe that the exploration of these options will be better suited for a private company as the reporting of such transactions may create a disadvantage in our bargaining and negotiation powers in such transactions. We are undertaking the reclassification transaction at this time to end our SEC reporting obligations, which will enable us to save the Company and our unit holders the substantial costs associated with being a reporting company, and these costs are only expected to increase over time. The specific factors considered in electing at this time to undertake the reclassification transaction and become a non-SEC reporting company are as follows:
•	We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $430,000 on an annual basis starting in fiscal year ending September 30, 2009, by eliminating the requirement to make periodic reports and reducing the expenses of communications with our unit holders. These annual expenses are expected to include legal expenses ($208,000), accounting and auditing expenses ($118,600), expenses for testing internal control audits ($51,500) and miscellaneous expense, including filing costs ($17,400). We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time ($34,500) spent on reporting and securities law compliance matters. These amounts are just estimated savings after considering expenses expected to continue after the going private transaction. We will continue to incur some accounting and auditing expenses to maintain our books and records in accordance with GAAP and provide annual reports to our members pursuant to the requirements of our Amended and Restated Operating Agreement and preparation of an annual audit of our financial statements pursuant to the conditions contained in our loan agreements.

•	We believe the disclosure and procedural requirements of the SEC reporting rules and the Sarbanes-Oxley Act, specifically in connection with the full requirements of Section 404 of the Sarbanes-Oxley Act, to which we will become subject, will divert efforts from our board of directors, management and staff and will result in significant legal, accounting and administrative expense, without commensurate benefit to our unit holders. We expect to continue to provide our unit holders with Company financial information on an annual basis, but these reports will not be required to comply with many of the information requirements applicable to SEC periodic reports and will not generally include that information. Therefore, we anticipate that the costs associated with these reports will be substantially less than the costs we currently incur and would otherwise incur in the future in connection with our periodic filings with the SEC.

•	In our board of directors’ judgment, little or no justification exists for the continuing direct and indirect costs of registration with the SEC given that our compliance costs have increased as a result of heightened government oversight; the low trading volume in our units; that at the time our board approved the reclassification transaction, approximately 589 of our unit holders held 4 or fewer units; and that our need to raise capital or enter into other financing or business consolidation arrangements will likely not involve raising capital in the public market. If it becomes necessary to raise additional capital, we believe that there are adequate sources of additional capital available, whether through borrowing or through private or institutional sales of equity or debt securities or alternative business consolidation transaction, although we recognize that there can be no assurance that we will be able to raise additional capital or finalize any business consolidation transaction with a third party to maintain the viability and growth of the Company when required, or that the cost of additional capital or the results of any such transactions will be attractive.

•	Because of our desire to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units are not listed on an exchange. Although trading of our units is facilitated through a qualified matching service, an alternative trading system, as defined by the SEC, we do not enjoy sufficient market liquidity to enable our unit holders to trade their units very easily. In addition, our units are subject to transferability restrictions, requiring the consent of our directors in most instances. We also do not have sufficient liquidity in our units to use it as potential currency in an acquisition. As a result, we do not believe that registration of our units under the Securities Exchange Act has benefited our unit holders in proportion to the costs we have incurred and expect to incur in the future.

•	As a reporting company, we are required to disclose information to the public, including to actual and potential competitors which may be helpful to these competitors in challenging our business operations. Some of this information includes disclosure of material agreements affecting our business, the development of new technology, product research and development, known market trends and contingencies that may impact our operating results. These competitors and potential competitors can use that information against us in an effort to take market share, employees, and customers away from us. Terminating our reporting obligation will help to protect that sensitive information from required or inadvertent disclosure.

•	We expect that operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements. This will allow our management and employees to focus more of their attention on our business, our customers, and the community in which we operate.

•	We expect that operating as a non-SEC reporting company will increase management’s flexibility to consider and initiate actions such as a merger or sale of the Company without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act.

•	The reclassification transaction proposal allows us to discontinue our reporting obligations with the SEC, but still allows those unit holders receiving Class A, Class B, or Class C Units to retain an equity interest in E Energy. Therefore, our Class A, Class B, and Class C unit holders will continue to share in our profits and losses and distributions.

•	Operating as a non-SEC reporting company may reduce the expectation to produce short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

•	We expect that completing the reclassification transaction at this time will allow us to begin to realize cost savings and will allow our management and employees to redirect their focus to our business and customers.
     We considered that some of our unit holders may prefer to continue as unit holders of an SEC reporting company, which is a factor weighing against the reclassification transaction. However, we believe that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh any advantages. There is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units cannot be traded on an established securities market or be readily tradable in a secondary market, thereby assuring that there will continue to be a limited market for our units. We have no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using our membership units as the consideration for such acquisition. Accordingly, we are not likely to make use of any advantage that our status as an SEC reporting company may offer.
     The board realized that many of the benefits of a Rule 13e-3 transaction, such as eliminating costs associated with SEC reporting obligations and allowing management and employees to focus on core business initiatives, have been in existence for some time. However, it was not until the board felt the need to begin exploring strategic equity, debt and business consolidation transactions to maximize the growth and earning potential of the Company and the impact over time of the increasingly stringent regulation brought on by the Sarbanes-Oxley Act and the expanded reporting requirements of larger reporting companies that it began seriously to consider a transaction that would result in the deregistration of our units. Moreover, the board believes that the costs, both in terms of time and money spent in connection with SEC reporting obligations, will increase when the Company becomes subject to the full requirements of Section 404 of the Sarbanes-Oxley Act and the expanded reporting obligations of a larger reporting company pursuant to new regulations adopted by the SEC. See “— Overview of the Reclassification Transaction” beginning on page 17.
     Other than the cost savings and other benefits associated with becoming a non-SEC reporting company, as outlined above and as described in the discussion under “—Purpose and Structure of the Reclassification Transaction” on page 31, we do not have any other purpose for engaging in the reclassification transaction at this particular time.
     In view of the wide variety of factors considered in connection with its evaluation of the reclassification transaction, our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching its determination.
     The reclassification transaction, if completed, will have different effects on the Class A unit holders, Class B unit holders, and Class C unit holders. You should read “—Our Position as to the Fairness of the Reclassification Transaction” below and “—Effects of the Reclassification Transaction on Unit

Holders of E Energy” beginning on page 35 for more information regarding the effects of the reclassification transaction.
     We considered various alternative transactions to accomplish the proposed transaction, including a tender offer, a stock repurchase on the open market or a reverse stock split whereby unit holders owning less than a certain number of units would be “cashed out, but ultimately elected to proceed with the reclassification because these alternatives could be more costly, might not have effectively reduced the number of unit holders below 300, and would not allow all unit holders to retain an equity interest in E Energy. We have not executed any definitive binding agreement with any third party for any business combination transactions. Our board did not seek any such proposal yet because these types of transactions are inconsistent with the narrower purpose of the proposed transaction, which is to discontinue our SEC reporting obligations. Our board believes that by implementing the reclassification transaction, our management will be better positioned to focus on transactions to maximize our long-term goals, attention on our customers and core business initiatives, and expenses will be reduced. See “—Purposes and Structure of the Reclassification Transaction” beginning on page 31 for further information as to why this reclassification transaction structure was chosen by our board.
Our Position as to the Fairness of the Reclassification Transaction
     Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of directors believes that the Amended and Restated Operating Agreement and the “going private” transaction (i.e., the Rule 13e-3 transaction), including all the terms and provisions of the reclassification transaction, are substantively and procedurally fair to all our unit holders. Our board of directors unanimously approved the reclassification transaction and has recommended that our unit holders vote “FOR” the reclassification transaction and “FOR” approval of the proposed amendments to our Operating Agreement contained in the proposed Amended and Restated Operating Agreement that will, among other things, effect the reclassification.
     In concluding that the terms and conditions of the Rule 13e-3 transaction and the reclassification transaction are substantively fair to unaffiliated unit holders, our board of directors considered a number of factors. In its consideration of both the procedural and substantive fairness of the transaction, our board considered the potential effect of the transaction as it relates to all unaffiliated unit holders generally, to unit holders receiving Class B or Class C Units and to unit holders continuing to own common equity units as Class A Units. Because the transaction will affect unit holders differently only to the extent that some will receive Class B Units in the reclassification transaction, some will receive Class C Units and some will retain their common equity units as Class A Units, these are the only groups of unit holders with respect to which the board considered the relative fairness and the potential effects of the reclassification transaction. See “ — Effects of the Reclassification Transaction on Unit Holders of E Energy” beginning on page 35.
     Substantive Fairness
     The factors that our board of directors considered positive for our unaffiliated unit holders, including both those that will continue to hold our common equity units as Class A Units as well as those who will have their units converted into Class B or Class C Units, include the following:
•	Our smaller unaffiliated unit holders who prefer to remain as holders of our common equity units as Class A Unit holders, despite the board’s recommendation, may elect to do so by acquiring sufficient units so that they hold 5 or more units in their own names immediately prior to the reclassification transaction. The limited market for our member units may make acquiring sufficient units difficult and there may be costs to unaffiliated unit holders, beyond the purchase price of such units, associated with the acquisition. However, we believe that acquiring additional units is an option available to our unaffiliated unit holders and our unaffiliated unit holders may weigh the costs and benefits of implementing an acquisition of additional units.

•	Beneficial owners who hold their units in “street name,” who would receive Class B or Class C Units if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C Units as if they were record owners instead of beneficial owners, can work with their broker or nominee to transfer their units into a record account in their own name so that they receive Class B or Class C Units.

•	Our unaffiliated unit holders receive little benefit from our being an SEC reporting company because of our small size, the lack of analyst coverage and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act, in addition to the legal, accounting and administrative costs involved in being a public company. Accordingly, we believe that the costs to our unaffiliated unit holders of being a public company are not commensurate with the benefits to our unit holders of being a public company.

•	All our unaffiliated unit holders will realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with the SEC reporting requirements.

•	The reclassification should not result in a taxable event for any of our unaffiliated unit holders.

•	All our unaffiliated unit holders will continue to have the opportunity to equally participate in future profit and loss allocations and distributions on a per unit basis.

•	Our affiliated unit holders will be treated in the same manner in the reclassification transaction as our unaffiliated unit holders and will be reclassified according to the same standards.

•	Our unaffiliated unit holders are not being “cashed out” in connection with the reclassification transaction, and our member units will continue to have the same material economic rights and preferences.
     In addition to the positive factors applicable to all our unaffiliated unit holders set forth above, the factors that our board of directors considered positive for those unaffiliated unit holders receiving Class B or Class C Units included:
•	All our smaller unaffiliated unit holders will continue to have an equity interest in E Energy and therefore will share in our profits and losses and distributions on the same per unit basis as our Class A Unit holders.

•	Our Class B and Class C unaffiliated unit holders will still have some voting rights. Class B unaffiliated unit holders will have the right to elect our directors and both Class B and Class C unaffiliated holders will have the right to vote on dissolution of the Company.

•	No brokerage or transaction costs are to be incurred by them in connection with the reclassification of their units.
     In addition to the positive factors applicable to all of our unaffiliated unit holders set forth above, the factors that the board of directors considered positive for the unaffiliated unit holders that are continuing to hold our common equity units as Class A Units included:
•	The Class A unaffiliated unit holders will continue to have voting rights including the right to elect directors and determine other decisions on our behalf as provided in the Amended and Restated Operating Agreement and pursuant to the Nebraska Limited Liability Company Act.

•	Our Class A unaffiliated unit holders will continue to own an equity interest in the company and will continue to share in our profits and losses and distributions in the same respect as our Class B and Class C unit holders.

     Our board considered each of the foregoing factors to weigh in favor of the substantive fairness of the reclassification transaction to our unaffiliated unit holders, whether they are unit holders continuing to hold our common equity units as Class A Units or unit holders having their units converted into Class B or Class C Units.
     The board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the reclassification transaction to our unaffiliated unit holders receiving Class B or Class C Units. In particular, the factors that our board of directors considered as potentially negative for those unit holders receiving Class B or Class C Units included:
•	They will be required to surrender their common equity units involuntarily in exchange for Class B or Class C Units, although they will still have the opportunity to participate in any future growth and earnings of the Company.

•	The voting rights of Class B unaffiliated unit holders will be limited to the election of our directors and the dissolution of the Company. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class B unit holders will have no voting rights in connection with such transactions. Such limitations may result in decreased value of the Class B Units.

•	Our Class B unaffiliated unit holders will only be able to vote on amendments to our Amended and Restated Operating Agreement that would modify the limited liability of the unit holder or alter the membership economic interest of the unit holder. Such limitations may result in making these Class B Units less valuable.

•	The voting rights of Class C unaffiliated unit holders will be limited to the dissolution of our Company. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class C unit holders will have no voting rights in connection with such transactions. Such limitations may result in decreased value of the Class C Units.

•	Our Class C unit holders will only be able to vote on amendments to our Amended and Restated Operating Agreement that would modify the limited liability of the unit holder or alter the membership economic interest of the unit holder. Such limitations may result in making these Class C Units less valuable.
     The factors that our board of directors considered as potentially negative for the unaffiliated unit holders who are continuing to hold our common equity units as Class A Units included:
•	The liquidity of unaffiliated Class A member units will likely be reduced following the reclassification transaction because of the reduction in the number of our common equity units.

•	The transferability of the unaffiliated Class A Units will be limited.
     The factors that our board of directors considered as potentially negative for our unaffiliated unit holders included:
•	Following the reclassification transaction, they will have restrictions on their ability to transfer their units because our units will be tradable only in privately-negotiated transactions, and there will not be a public market for our units.

•	They will have reduced access to our financial information once we are no longer an SEC reporting company, although we do intend to continue to provide all unit holders with an annual report containing audited financial statements in accordance with the Amended and Restated Operating Agreement.

•	Once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under the SEC rules.

•	Unaffiliated unit holders who do not believe that the reclassification transaction is fair to them do not have the right to dissent from the reclassification transaction.
     Our board of directors believes that these potentially countervailing factors did not, individually or in the aggregate, outweigh the overall substantive fairness of the reclassification transaction to our unaffiliated unit holders and that the foregoing factors are outweighed by the positive factors previously described.
     In reaching a determination as to the substantive fairness of the reclassification transaction, we did not consider the liquidation value of our assets, the current or historical market price of those units, our net book value, or our going concern value to be material. We did not consider the net book value in that, as shown in the pro forma balance sheet set forth on page 54 of this proxy statement, the reclassification transaction and subsequent deregistration of our units will have only an insignificant effect on the overall net book value of our units. In addition, neither the economic rights nor preferences of our unaffiliated unit holders will change and will remain the same as our affiliated unit holders as a result of the reclassification transaction. Additionally, our unaffiliated unit holders are afforded the right to participate in our profits and losses on the same basis as our affiliated unit holders and none of our unaffiliated unit holders are being cashed out as a part of the reclassification transaction.
     We did not consider the current market prices in that our units are not traded on a public market but instead are traded in privately negotiated transactions, in which the current market price may or may not be determinative. Any effect that the reclassification transaction has on the current market price will be the same for our unaffiliated unit holders and affiliated unit holders alike. In addition, neither the economic rights nor preferences of our unaffiliated unit holders will change and will remain the same as our affiliated unit holders as a result of the reclassification. Moreover, none of our unaffiliated unit holders are being cashed out as a result of the reclassification transaction.
     We did not consider the historical market prices in that we do not expect the reclassification transaction to have any effect on the historical market prices. Our units are not traded on a public market and are instead traded only in privately negotiated transactions and thus the historical market prices may or may not be determinative of actual prices.
     We did not consider the going concern value in that the going concern value will be determined by the market at the time of a sale, merger or other form of business combination. The reclassification transaction will have only an insignificant effect on the Company’s value on a going forward basis — a $430,000 per year savings — and will not be determinative of the going concern value.
     We did not consider liquidation value in that the Company believes the reclassification transaction will not have a material effect on the liquidation value of our units. Pursuant to our Amended and Restated Operating Agreement, the rights of our unaffiliated, like our affiliated unit holders, will not change and all our unit holders will be afforded the right to continue to share equally in the liquidation of the Company’s assets and in any residual funds allocated to our unit holders. In addition, our Amended and Restated Operating Agreement provides all our unit holders, both affiliated and unaffiliated, an equal vote in the dissolution of the Company.
     We also did not consider any repurchases by the Company over the past two years or any report, opinion, or appraisal or firm offer by unaffiliated parties within the past two years in that there were none. The Company did not receive any report, opinion or appraisal or any firm offers within the past two years.

     None of the members of our board of directors or management received any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the fairness of the consideration to be received by our unit holders.
     Procedural Fairness
     We believe the reclassification transaction is procedurally fair to our unaffiliated unit holders, including those that will continue to hold our common equity units as Class A Units and those that will be reclassified as Class B or Class C unit holders. In concluding that the reclassification transaction is procedurally fair to our unaffiliated unit holders, the board of directors considered a number of factors. The factors that our board of directors considered positive for our unaffiliated unit holders, included the following:
•	The reclassification transaction is being effected in accordance with the applicable requirements of Nebraska law.

•	Our board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction; however, the board believed that the fact that our board would be treated the same as the other unaffiliated unit holders and that no consideration had been given to the unit cutoff number relative to the unit ownership of the board members, a special committee for the reclassification transaction was not needed, as the board was able to adequately balance the competing interest of the unaffiliated unit holders in accordance with their fiduciary duties.

•	Our board retained and received advice from legal counsel in evaluating the terms of the reclassification transaction, including the possible creation of a special committee of the board to evaluate the reclassification transaction and the terms of the reclassification as provided in the Amended and Restated Operating Agreement, including the balancing of the rights of unaffiliated and affiliated Class A unit holders, Class B unit holders, and Class C unit holders.

•	Management and our board considered alternative methods of effecting a transaction that would result in our becoming a non-SEC reporting company, each of which was determined to be impractical, more expensive than the reclassification transaction, involving a cash-out of certain of our unit holders, or potentially ineffective in achieving the goals of allowing unit holders to retain an equity ownership in the Company while at the same time, eliminating the costs and burdens of being a publicly reporting company.

•	Unaffiliated unit holders will have the opportunity to determine whether or not they will own Class A or Class B or Class C Units after the reclassification transaction by acquiring sufficient units so that they hold at least 5 units immediately prior to the reclassification transaction or selling sufficient units so that they hold less than 5 or less than 3 units immediately prior to the reclassification transaction, so long as they act sufficiently in advance of the reclassification transaction so that the sale or purchase is reflected in our unit holder records by the close of business (local time) on November 24, 2008, the expected effective date of the reclassification transaction.

•	To implement the reclassification transaction it must be approved by the affirmative vote of a majority of the Membership Voting Interests represented at the special meeting.
     Our board of directors considered each of the foregoing factors to weigh in favor of the procedural fairness of the reclassification transaction to all our unaffiliated unit holders, whether they are receiving Class A Units, Class B Units or Class C Units.
     The board is aware of, and has considered, the impact of the following potentially countervailing factors, which affect both our smaller unaffiliated unit holders receiving Class B or Class C Units as well as those receiving Class A Units to the same degree, on the procedural fairness of the reclassification transaction:
•	Although the interests of the unaffiliated unit holders receiving Class B or Class C Units are different from the interests of the unaffiliated unit holders owning Class A Units and may create conflicts of interest in connection with the reclassification transaction, neither the full board nor any of the directors retained an independent, unaffiliated representative to act solely on behalf of the unaffiliated unit holders receiving Class B or Class C Units for the purpose of negotiating the terms of the reclassification transaction or preparing a report concerning the fairness of the reclassification transaction. However, our board members will be treated the same as the unaffiliated unit holders in the proposed transaction and certain of our current board members will be reclassified as Class B unit holders.

•	The transaction is not structured to require approval of at least a majority of unaffiliated unit holders although at the time the reclassification transaction was approved by our board of directors, members of our board then only held 11% of our outstanding common equity units.

•	We did not solicit any outside expressions of interest in acquiring the Company.

•	We did not receive a report, opinion, or appraisal from an outside party as to the value of our units, the fairness of the transaction to those unit holders receiving Class B or Class C Units or the fairness of the transaction to E Energy.
     Our board of directors believes that the foregoing potentially countervailing factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the reclassification transaction to our unaffiliated unit holders, whether they will be receiving Class A, Class B or Class C Units, and the foregoing factors are outweighed by the procedural safeguards previously described. In particular, with reference to the lack of a special committee, the board felt that the consideration of the transaction by the full board, whose sole conflict of interest is a relatively insignificant increase in aggregate voting unit ownership following the reclassification transaction, was a sufficient procedural safeguard that made it unnecessary to form a special committee or retain an independent fairness advisor.
     We therefore believe that the reclassification transaction is substantively and procedurally fair to our unaffiliated unit holders, for the reasons and factors described above. In reaching this determination, we have not assigned specific weights to particular factors, and we considered all factors as a whole. None of the factors that we considered led us to believe that the reclassification transaction is unfair to our unaffiliated unit holders whether they will be receiving Class A, Class B or Class C Units.
     In reaching its conclusion that the reclassification transaction is fair to our unaffiliated unit holders, whether they will be receiving Class A Units, Class B Units or Class C Units, the board did not consider the current or historical market price of our units, our going concern value, our net book value or the liquidation value of our assets to be material. Our board did not believe these factors to be material because our unit holders are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of member units outstanding with the same material economic rights and preferences. As a result, our smaller unit holders will continue to hold an equity interest in E Energy as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A Units in our profits and losses, the receipt of distributions. See “Market Price of E Energy Units and Distribution Information — Comparative Market Price Data” beginning on page 57 for the current and historical market price of our units. Instead of the foregoing factors, the board subjectively considered the collective advantages of the Class B or Class C Units, including the right of our Class B member units to elect directors and our Class C members will be allowed to transfer units in the same manner as Class A and B members. The board also subjectively considered the relative disadvantages of the three classes, including the limitation on voting and decision-making in the case of the Class B and C member units. In addition, the board also evaluated the benefits shared by all the Class A, Class B and Class C Units, such as the ability to vote upon certain events such as dissolution of the Company, the ability to benefit from the cost savings associated with the reclassification transaction and the opportunity to share in our future growth and earnings.
     As a result of the analysis described above, we believe that the reclassification transaction is substantively and procedurally fair to all unit holders, for the reasons and factors described above. In reaching this determination, we have not assigned specific weight to particular factors, and we considered all factors as a whole. None of the factors considered led us to believe that the reclassification transaction is unfair to any of our unit holders.
     We have not made any provision in connection with the reclassification transaction to grant our unaffiliated unit holders access to our Company files beyond the access granted generally under our Operating Agreement, which is described below, or to obtain counsel or appraisal services at our expense. Nor did we request or receive any reports opinions or appraisals from any outside party relating to the reclassification transaction or the monetary value of the Class A Units, Class B Units or Class C Units. Our unit holders are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of member units outstanding with the same material economic rights and preferences. As a result, our smaller unit holders will continue to hold an equity interest in E Energy as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A Units in our profits and losses and the receipt of distributions. With respect to our unaffiliated unit holders’ access to our Company files, our board determined that this proxy statement, together with our other filings with the SEC and information they may obtain pursuant to our Operating Agreement, provide adequate information for our unaffiliated unit holders. Under the Nebraska Limited Liability Act and our Operating Agreement, subject to compliance with our safety, security and confidentiality procedures and guidelines, our members have rights to review lists of our members and directors, copies of our articles of organization, operating agreements, and tax returns and financial statements for the six most recent fiscal years. Any member may inspect and copy these records during normal business hours if they have a proper purpose reasonably related to their interest as a member of E Energy. Members may also, at their own expense and for a purpose reasonably related to their interest as a member, request copies of the lists of our members and directors, our articles of organization, tax returns, financial statements and operating agreements. With respect to obtaining counsel or appraisal services at our expense, the board did not consider these actions necessary or customary. In deciding not to adopt these additional procedures for access to our company files or to obtain counsel or appraisal services for our members at our expense, the board also took into account factors such as E Energy’s size and the cost of such procedures.
     We have not structured the transaction to require the approval of at least a majority of unaffiliated unit holders. Because our affiliated and unaffiliated unit holders will be treated identically in terms of the approval process of the reclassification transaction, the board believes a special vote is not necessary. In addition, the directors have not retained an unaffiliated representative to act solely on behalf of unaffiliated security holders. Again, because our affiliated and unaffiliated unit holders will be treated identically in terms of the approval process of the reclassification transaction, the board believes an unaffiliated representative is unnecessary.
Board Recommendation
     Our board of directors believes the terms of the reclassification transaction are fair and in the best interests of our unit holders and unanimously recommends that you vote “FOR” the reclassification transaction and “FOR” approval of the proposed amendments to our Operating Agreement contained in the proposed Amended and Restated Operating Agreement that will, among other things, effect the reclassification.

Purpose and Structure of the Reclassification Transaction
                     The purposes of the reclassification transaction are to:
•	Consolidate ownership of our units in under 300 unit holders of record of our common equity units, which will suspend our SEC reporting requirements and thereby achieve significant cost savings. We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $430,000 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of unit holder communications. We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time spent on reporting and securities law compliance matters.

•	Help protect sensitive business information from required or inadvertent disclosure that might benefit our competitors.

•	Allow our management and employees to refocus time spent on SEC reporting obligations and unit holder administrative duties to our core business.

•	Reduce the expectation to produce short-term per unit earnings, thereby increasing management’s flexibility to consider and balance actions between short-term and long-term growth objectives.
     For further background on the reasons for undertaking the reclassification transaction at this time, see “ — Overview of the Reclassification Transaction” beginning on page 17 and “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 21.
     The structure of the reclassification transaction will give all our unit holders the opportunity to retain an equity interest in E Energy and therefore to participate in any future growth and earnings of the Company. Because we are not cashing out any of our unit holders, this structure minimizes the costs of our becoming a non-SEC reporting company while achieving the goals outlined in this proxy statement.
     Our board elected to structure the transaction to take effect at the record unit holder level, meaning that we will look at the number of units registered in the name of a single holder to determine if that holder’s units will be reclassified. The board chose to structure the transaction this way in part because it determined that this method would provide us with the best understanding at the effective time of how many unit holders would receive Class B or Class C Units because we will be able to have a complete and final list of all record unit holders at the effective time. In addition, the board considered that effecting the transaction at the record unit holder level would allow unit holders some flexibility with respect to whether they will be treated as Class A unit holders, Class B unit holders or Class C unit holders. See “—Effect of the Reclassification Transaction on Unit Holders of E Energy” beginning on page 35. Our board felt that this flexibility would help to enhance the substantive fairness of the transaction to all unit holders. Although providing this flexibility generates an element of uncertainty, in that the reclassification may not eliminate as many of our Class A unit holders as anticipated, our board felt that the threshold ratio of five or more units allowed a sufficient margin for unit holders to transfer their units in or out of street name. Overall, our board determined that structuring the reclassification transaction as one that would affect unit holders at the record holder level would be the most efficient and cost-effective way to achieve its goals of deregistration, notwithstanding any uncertainty that may be created by giving unit holders the flexibility to transfer their holdings. For further background on the alternative structures considered by our board of directors please see “—Overview of the Reclassification Transaction” beginning on page 17 and “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page 21.

Effects of the Reclassification Transaction on E Energy; Plans or Proposals after the Reclassification Transaction
     The reclassification transaction will have various positive and negative effects on E Energy, which are described below.
     Effect of the Proposed Transaction on Our Outstanding Units.
     Our Operating Agreement currently authorizes the board to issue up to 7,000 member units without member approval. Our board of directors has determined that it is in the Company’s best interest to amend the Operating Agreement to increase the number of units the board is authorized to issue without member approval to 10,000 units as set forth in the proposed Amended and Restated Operating Agreement. In addition, our current Operating Agreement limits the number of units a member may directly or indirectly own or control to 40% of our issued and outstanding units at any time. The board is proposing both the increase in the number of units the board is authorized to issue without member approval and removal of the maximum ownership limitation in conjunction with its exploration of strategic alternatives for the Company, including prospective capital providers. The board has determined that the increase in the number of units the board is allowed to issue and removal of the ownership limits are necessary to allow it the flexibility to negotiate a proposed future corporate transaction but still provide a limit on the issuance of units without member approval.
     As of the record date, the number of outstanding units was 5,133. Based upon our best estimates, if the reclassification transaction had been consummated as of the record date, 604 of the outstanding units would be reclassified as Class B Units issued and approximately 792 outstanding units would be reclassified as Class C units issued. The total number of common equity units would decrease from approximately 5,133 to approximately 3,737 units and would be reclassified as Class A Units. The total number of common equity unit holders of record would be reduced from approximately 821 to approximately 232. We have no other current plans, arrangements or understandings to issue any member units as of the date of this proxy.
     Effect of the Proposed Transaction on our Class B or Class C Units.
     Our Operating Agreement does not currently authorize us to issue any additional classes of units. The amendments to our Operating Agreement will authorize the issuance of three separate and distinct classes of units, Class A, Class B, and Class C Units. After completion of the reclassification transaction, we will have approximately 3,737 Class A Units outstanding, 604 Class B Units outstanding, and 792 Class C Units outstanding.
     Termination of Securities Exchange Act Registration and Reporting Requirements
     Upon the completion of the reclassification transaction, we expect that our common equity units, classified as Class A Units, will be held by fewer than 300 record unit holders and each of the Class B and Class C Units will be held by fewer than 500 record unit holders. Accordingly, our obligation to continue to file periodic reports with the SEC will be suspended pursuant to Rule 12h-3 of the Securities Exchange Act of 1934, as amended.
     The suspension of the filing requirement will substantially reduce the information required to be furnished by us to our unit holders and to the SEC. Therefore, we anticipate that we will eliminate costs and avoid future costs associated with these filing requirements, which we estimate to be approximately $430,000 on an annual basis. These costs are broken down as follows:

Accounting and Auditing Expenses	$118,600
SEC Counsel	$208,000
Current and Additional Staff and Executive Time	$34,500
Testing Control Internal Audits	$51,500
Miscellaneous, including Filing Fees	$17,400
Total	$430,000
     We will apply for termination of the registration of our units and suspension of our SEC reporting obligations as soon as practicable following completion of the reclassification transaction. Following completion of the reclassification transaction, we intend to continue to provide our unit holders with annual financial information about E Energy.
     Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report.
     After the reclassification transaction, we anticipate that there will be up to approximately 178 Class B and 431 Class C unit holders of record. If the number of record holders of our Class B Units or our Class C Units exceeds 500 on the last day of any given fiscal year, E Energy will be required to register the Class B or Class C Units under Section 12(g) of the Securities Exchange Act. As a result, we would be subject to all of the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the proposed amendments to our Operating Agreement contained in the Amended and Restated Operating Agreement includes a provision that gives our board the authority to disallow a transfer of Class B or Class C Units if it believes that a transfer will result in the Class B or Class C Units being held by 500 or more respective holders or another number that otherwise obligates the Company to register its Class B or Class C units under Section 12(g) of the Securities Exchange Act. We do not expect any significant change in the number of record holders of Class B or Class C Units in the near term that will obligate us to register our Class B or Class C Units.
     Similarly, if the number of our Class A unit holders of record reaches or exceeds 300 on the last day of any given fiscal year, the suspension of our duty to file reports under Section 15(d) of the Securities Exchange Act would be discontinued, and as a result, we would be again subject to the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes Oxley Act to which we are currently subject. For this reason, the Amended and Restated Operating Agreement also contains a new restriction on the transfer of Class A Units that gives our board of directors the authority to disallow a transfer of Class A Units if it believes that the transfer will result in the Class A Units being held by 300 or more Class A unit holders. We estimate that following the reclassification transaction, we will have 235 Class A unit holders of record and do not anticipate any significant change in the number of Class A unit holders of record that would obligate us to resume our periodic reporting with the SEC.
     Effect on Trading of Class A Units
     Our Units are not traded on an exchange and are not otherwise actively traded, although we utilize a qualified matching service on our website, an alternative trading system as defined by the SEC. Persons interested in buying or selling units first contact the Company offices with notice of their desire to buy or sell. Their offer to buy or sell is posted on the Company website with their contact information. Persons interested in buying or selling units as listed on the website are encouraged to contact the offeror to negotiate transaction details. Once the terms of the transaction are agreed, the member will contact Investor Relations at the Company to arrange the transfer of the units according to the qualified matching service rules and procedures we have put in place at the Company.
     Because we will no longer be required to maintain current public information by filing reports with the SEC, and because of the reduction of the number of our record unit holders of our common equity units and the fact that our units will only be tradable in privately negotiated transaction, the liquidity of our units may be reduced following the reclassification transaction. We do expect however that trading of our units will continue to be facilitated through our qualified matching service on our website following consummation of the reclassification transaction. In order to comply with all tax and securities laws for the continued operation of the qualified matching service, We will be required to maintain and make available to the public information similar in nature to the information we were required to file with the SEC while we were a reporting company. We may continue to incur expenses to meet these requirements and maintain our qualified matching service.
     Financial Effects of the Reclassification Transaction
     We expect that the professional fees and other expenses related to the reclassification transaction of approximately $190,000 will not have any material adverse effect on our liquidity, results of operations or cash flow. See “—Fees and Expenses” beginning on page 40 for a description of the fees and expenses we expect to incur in connection with the reclassification transaction. See “—Financing of the Reclassification Transaction” on page 39 for a description of how the reclassification transaction will be financed.
     Effect on Conduct of Business after the Transaction
     We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the transaction is not anticipated to have any effect upon the conduct of our business.
     Effect on Our Directors and Executive Officers
     It is not anticipated that the reclassification transaction will have any effect on our directors and executive officers, other than with respect to their relative unit ownership. We expect that all of our directors and executive officers will hold 5 or more units immediately prior to the reclassification transaction. As a result, they will hold the same number of Class A Units after the reclassification transaction. However, because the total outstanding units will be reduced, this group will hold a larger relative percentage of the voting interests of E Energy. As of the record date, these directors and executive officers collectively beneficially held and had voting power approximately 569 units, or 11% of our units.
     The annual compensation paid by us to our officers and directors will not increase as a result of the reclassification transaction, nor will the reclassification transaction result in any material alterations to any existing employment agreements with our officers.
     Plans or Proposals
     Other than as described in this proxy statement, neither we nor our management has executed any definitive binding agreement to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our board of directors or management, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business. As stated throughout this proxy statement, we believe there are significant advantages in effecting the reclassification transaction and becoming a non-reporting company. Although our management has not executed any definitive binding agreement to enter into any transaction described above, there is always a possibility that we may execute such an agreement in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our member units or entering into any other arrangement or transaction we may deem appropriate and in the best interests of the Company.
Effects of the Reclassification Transaction on Unit Holders of E Energy
     The general effects of the reclassification transaction on the unit holders of E Energy are described below.
     Effects of the Reclassification Transaction on Class A Unit Holders
     The reclassification transaction will have both positive and negative effects on the Class A unit holders. All of these changes will affect Class A unit holders in the same way. The board of directors of E Energy considered each of the following effects in determining to approve the reclassification transaction.
Benefits:
     As a result of the reclassification transaction, the Class A unit holders will:
•	Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

•	Be entitled to vote on all matters brought before the members of E Energy, except as otherwise provided by the Amended and Restated Operating Agreement or Nebraska law;

•	Be entitled to transfer any number of units to any person approved by the directors in accordance with the terms of the Amended and Restated Operating Agreement; and

•	Realize enhanced voting control over E Energy in comparison to other classes of units due to the voting limitations placed on Class B and C unit holders.
Detriments:
     As a result of the reclassification transaction, the Class A unit holders will:
•	Be required to have their member units reclassified involuntarily for Class A Units, for which they will receive no additional consideration;

•	Hold unregistered securities and therefore will lose the benefits of holding Section 15 registered securities, such as access to the information concerning E Energy required to be contained in the Company’s periodic reports to the SEC and which the Company may choose not to otherwise distribute to unit holders, the requirement that our officers certify the accuracy of our financial statements, and the benefits derived by the imposition of the requirements of the Sarbanes-Oxley Act of 2002;

•	Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer;

•	Bear transfer restrictions as provided in our Amended and Restated Operating Agreement, such that our directors will be entitled to, at their sole discretion, approve or disallow any proposed transfer of the Class A Units; and

•	Bear the risk of a decrease in the market value of the Class A Units due to the reduction in public information concerning the Company as a result of us not being required to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the units.

     Effects of the Reclassification Transaction on Class B Unit Holders
     The reclassification transaction will have both positive and negative effects on the Class B unit holders. All of these changes will affect Class B unit holders in the same way. The board of directors of E Energy considered each of the following effects in determining to approve the reclassification transaction.
Benefits:
     As a result of the reclassification transaction, the Class B unit holders will:
•	Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;

•	Continue to hold an equity interest in E Energy and share in our profits, losses and distributions on the same basis as our Class A unit holders; and

•	Be entitled to transfer any number of units to any person approved by the directors in accordance with the terms of the Amended and Restated Operating Agreement.
Detriments:
     As a result of the reclassification transaction, the Class B unit holders will:
•	Be required to have their member units reclassified involuntarily for Class B units, for which they will receive no additional consideration;

•	Be entitled to vote only to elect members to the board of directors and upon a proposed dissolution of the Company. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class B unit holders will have no voting rights in connection with such transactions;

•	Be entitled to vote only on amendments to our Amended and Restated Operating Agreement that would modify the limited liability of the member or alter the member’s economic interest; and

•	Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.
     Effects of the Reclassification Transaction on Class C Unit Holders
     The reclassification transaction will have both positive and negative effects on the Class C unit holders. All of these changes will affect Class C unit holders in the same way. The board of directors of E Energy considered each of the following effects in determining to approve the reclassification transaction.
Benefits:
     As a result of the reclassification transaction, the Class C unit holders will:
•	Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;

•	Be entitled to transfer any number of units to any person approved by the directors in accordance with the terms of the Amended and Restated Operating Agreement; and

•	Continue to hold an equity interest in E Energy and share in our profits, losses and distributions on the same basis as our Class A unit holders.
Detriments:
     As a result of the reclassification transaction, the Class C unit holders will:
•	Be required to have their member units reclassified involuntarily for Class C Units, for which they will receive no additional consideration;

•	Be entitled to vote only upon a proposed dissolution of the Company and on amendments to our Amended and Restated Operating Agreement that would modify the limited liability of the member or alter the member’s economic interest. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class C unit holders will have no voting rights in connection with such transactions; and

•	Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.
      Effects of the Reclassification Transaction on Affiliated Unit Holders
     In addition to the effects of the reclassification transaction on unit holders generally, which are described in the previous section, the reclassification transaction will have some additional effects on our executive officers and directors. As used in this proxy statement, the term “affiliated unit holders” means any unit holder who is a director or executive officer of E Energy and the term “unaffiliated member” means any member other than an affiliated member.
     As a result of the reclassification transaction, our affiliated unit holders will:
•	Have no further reporting obligations under the Exchange Act. After the reclassification transaction, our units will not be registered under the Exchange Act. As a result, our executive officers, directors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, and information about their compensation and unit ownership will not be publicly available; and

•	Lose the availability of Rule 144. Because our units will not be registered under the Exchange Act after the reclassification transaction and we will no longer be required to furnish publicly available periodic reports, our executive officers and directors will lose the ability to dispose of their units under Rule 144 of the Securities Act of 1933, which provides a safe harbor for resales of securities by affiliates of an issuer.
Record and Beneficial Ownership of Membership Units of E Energy
     It is important that our unit holders understand how units that are held by them in “street name” will be treated for purposes of the reclassification transaction described in this proxy statement. Unit holders who have transferred their units of E Energy into a brokerage or custodial account are no longer shown on our membership register as the record holder of these units. Instead, the brokerage firms or custodians typically hold all units of E Energy that its clients have deposited with it through a single nominee; this is what is meant by “street name.” If that single nominee is the unit holder of record of 5 or more units, then the units registered in that nominee’s name will be renamed as Class A Units. At the end of this transaction, these beneficial owners will continue to beneficially own the same number of units as they did at the start of this transaction. If you hold your units in “street name,” you should talk to your broker, nominee or agent to determine how they expect the reclassification transaction to affect you. Because other “street name” holders who hold through your broker, agent or nominee may adjust their holdings prior to the reclassification transaction, you may have no way of knowing how your units will be reclassified in the transaction until it is consummated. However, because we think it is likely that any brokerage firm or other nominee will hold more than 5 units in any one account, we think it is likely that all “street name” holders will be classified as Class A unit holders.
     The board elected to structure the reclassification transaction so that it would take effect at the record unit holder level, in part, to allow unit holders some flexibility in determining whether they would like their Class A member units to be reclassified. See “—Purpose and Structure of the Reclassification Transaction” beginning on page 31. Unit holders who wish to be Class A unit holders of E Energy, may elect to do so by acquiring sufficient units so that they hold 5 or more units in their own name or consolidate ownership of 5 or more units with a family member or other unit holder in the record account immediately prior to the reclassification transaction. In addition, beneficial owners whose Class A member units would be reclassified if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C Units from E Energy as a result of the reclassification transaction, should inquire of their broker or nominee as to the procedure and cost, if any, to transfer their member units into a record account in their own name. In either case, these unit holders will have to act far enough in advance of the reclassification transaction so that any consolidation, purchase or transfer is completed by the effective time.
Interests of Certain Persons in the Reclassification Transaction
     Our executive officers and directors who are also unit holders will participate in the reclassification transaction in the same manner and to the same extent as all of our other unit holders. We anticipate that all of our directors and officers will own 5 or more units, and therefore will be Class A unit holders if the reclassification transaction is approved. In addition, because of the voting restrictions placed on Class B and C units, the officers and directors may experience a larger relative percentage of voting power than they previously held. This represents a potential conflict of interest because our directors unanimously approved the reclassification transaction and are recommending that you approve it. Despite this potential conflict of interest, the board believes the proposed reclassification transaction is fair to all of our unit holders for the reasons discussed in the proxy statement.
     The fact that each director’s percentage ownership of our common equity Class A member units will increase as a result of the reclassification transaction was not a consideration in the board’s decision to approve the reclassification transaction or in deciding its terms, including setting the 5 Class A unit threshold. In this regard, the directors as a group will be treated exactly the same as other unit holders. In addition, the board determined that any potential conflict of interest created by the directors’ ownership of our Class A Units is relatively insignificant. The board did not set the 5 Class A Unit threshold to avoid exchanging the Class A member units of any directors. In addition, the increase in each director’s percentage ownership of our Class A Units resulting from the reclassification transaction is expected to be insignificant. As a group, the percentage beneficial ownership and voting power of all of our directors and executive officers would only increase approximately 4%, from approximately 11% to approximately 15%, after the reclassification transaction. This is also is very unlikely to have a practical effect on their collective ability to control the Company.
     Our board of directors was aware of the actual or potential conflicts of interest discussed above and considered it along with the other matters that have been described in this proxy statement under the captions “—Overview of the Reclassification Transaction” beginning on page 17, “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation,” beginning on page 21 and “—Effects of the Reclassification Transaction on Unit Holders of E Energy” beginning on page 35.
     None of our executive officers or directors, who beneficially own an aggregate of 5 units, has indicated to us that he or she intends to sell some or all of his or her units during the period between the public announcement of the transaction and the effective date. In addition, none of these individuals has indicated his or her intention to divide his or her units among different record holders so that fewer than 5 units are held in each account so that the holders would receive Class B or C Units.

Financing of the Reclassification Transaction
     We estimate that the reclassification transaction will cost approximately $190,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction. See “Fees and Expenses” beginning on page 40 for a breakdown of the expenses associated with the reclassification transaction. We intend to pay the expenses of the reclassification transaction with working capital.
Material Federal Income Tax Consequences of the Reclassification Transaction
     The following discussion is a general summary of the anticipated material United States federal income tax consequences of the reclassification transaction. This discussion does not consider the particular facts or circumstances of any holder of our units. This discussion assumes that you hold, and will continue to hold, your Class A, B, or C Units as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.” The federal income tax laws are complex and the tax consequences of the reclassification may vary depending upon each unit holder’s individual circumstances or tax status. Accordingly, this description is not a complete description of all of the potential tax consequences of the reclassification and, in particular, may not address United States federal income tax considerations that may affect the treatment of holders of units subject to special treatment under United States federal income tax law (including, for example, foreign persons, financial institutions, dealers in securities, traders in securities who elect to apply a market-to-market method of accounting, insurance companies, tax-exempt entities, holders who acquired their units pursuant to the exercise of an employee unit option or right or otherwise as compensation and holders who hold units as part of a “hedge,” “straddle” or “conversion transaction”).
     This discussion is based upon the Code, regulations promulgated by the United States Treasury Department, court cases and administrative rulings, all as in effect as of the date hereof, and all of which are subject to change at any time, possibly with retroactive effect. No assurance can be given that, after any such change, this discussion would not be different. Furthermore, no opinion of counsel or ruling from the Internal Revenue Service has been or will be sought or obtained with respect to the tax consequences of the reclassification transaction, and the conclusions contained in this summary are not binding on the Internal Revenue Service. Accordingly, the Internal Revenue Service or ultimately the courts could disagree with the following discussion.
     Federal Income Tax Consequences to E Energy
     The reclassification will likely be treated as a tax-free “recapitalization” for federal income tax purposes. As a result, we believe that the reclassification will not have any material federal income tax consequences to us.
     Federal Income Tax Consequences to Class A, B, and C Unit Holders
     Unit holders receiving Class A, B, or C Units in exchange for their existing units will not recognize any gain or loss in the reclassification. You will have the same adjusted tax basis and holding period in your Class A, B, or C Units as you had in your units immediately prior to the reclassification.
     The discussion of anticipated material United States federal income tax consequences of the reclassification set forth above is based upon present law, which is subject to change possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the reclassification, in light of your specific circumstances.

Appraisal and Dissenter’s Rights
     Under Nebraska law, you do not have appraisal rights in connection with the reclassification transaction. Moreover, pursuant to our Operating Agreement, you have waived any dissenter’s rights that may have otherwise been available. Other rights or actions under Nebraska law or federal or state securities laws may exist for unit holders who can demonstrate that they have been damaged by the reclassification transaction. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, unit holder challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and directors and to the fairness of limited liability company transactions.
Regulatory Requirements
     In connection with the reclassification transaction, we will be required to make a number of filings with, and obtain a number of approvals from, various federal and state governmental agencies, including, complying with federal and state securities laws, which includes filing this proxy statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.
Fees and Expenses
     We will be responsible for paying the reclassification transaction related fees and expenses, consisting primarily of fees and expenses of our attorneys, and other related charges. We estimate that our expenses will total approximately $190,000, assuming the reclassification transaction is completed. This amount consists of the following estimated fees:

Description	Amount
Legal fees and expenses	$180,000
Printing, mailing costs and miscellaneous expenses	$10,000
Total	$190,000
THE AMENDED AND RESTATED OPERATING AGREEMENT
     We are currently governed by our Operating Agreement, which is attached to this proxy statement as Appendix A. In connection with the reclassification transaction, we are proposing that our members approve amendments to our Operating Agreement contained in a proposed Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix B.
The Reclassification
     Amendments to the Preamble and Sections 1.9, 5.2, 5.3, 5.7, 6.1, 6.2, 6.3, 6.9, 6.16, 8.1, 9.2, 9.3 and 10.1 of our Operating Agreement contained in the proposed Amended and Restated Operating Agreement provide for the reclassification of our units held by unit holders who are the record holders of 5 units or more into Class A Units, unit holders who are the record holders of at least 3 but no more than 4 units into Class B Units, and unit holders who are the record holders of 2 or fewer units into Class C Units. In connection with the reclassification, each unit held by such record holders will be reclassified on the basis of one Class A, B, or C Unit for each unit held by such unit holders immediately prior to the effective time of the reclassification. Unless otherwise elected by the board as described in this proxy statement, we anticipate that the reclassification will be effective upon the approval of the proposed amendments to our Operating Agreement contained in the proposed Amended and Restated Operating Agreement by our members. For a description of the terms of the Class A, B, and C Units, see “Description of Units” beginning on page 42.

Description of Proposed Other Changes in the Amended and Restated Operating Agreement
     In addition to the provisions related to the reclassification of units which have been described above, and described below in “Description of Units,” our board of directors has proposed the following additional amendments to our Operating Agreement:
•	the modification in Section 1.4 of the Operating Agreement to reflect the change of the Company’s principal place of business;

•	the modification to definitions in Section 1.9 of the Operating Agreement, to reflect the proposed reclassification by defining “Class A Member,” “Class A Permitted Transfer,” “Class A Unit,” “Class A Unit Holders,” “Class B Member,” “Class B Permitted Transfer,” “Class B Unit,” “Class B Unit Holder,” “Class C Member,” “Class C Permitted Transfer,” “Class C Unit,” “Class C Unit Holder,” “Classification,” “Classification Date,” “Member,” “Permitted Transfer,” “Units,” and “Unit Holders;”

•	the modification in Sections 5.2 and 5.3 of the Operating Agreement to provide that directors will be elected by Class A and Class B members and the Special Right of Appointment in 5.3(c) shall be available to Members purchasing 200 or more Class A Units after the effective date of the Amended and Restated Operating Agreement;

•	by amendment to Section 5.7 of our Operating Agreement, that our directors will not have the authority to do any of the acts enumerated in Sections 5.7(a)(i)-(iv) without the unanimous consent of the Class A members;

•	by amendment to Section 5.7 of our Operating Agreement, that our directors will not have the authority to do any of the acts enumerated in Sections 5.7(b)(i)-(v) without the consent of a majority of the Class A membership voting interests;

•	by amendment to Section 5.7(b), eliminating the need for a consent of the majority of the Members to confess a judgment in an amount in excess of $500,000 and increasing the number of units the directors may issue without consent of the majority of the Members to 10,000 Units;

•	by amendment to Section 5.7 of our Operating Agreement, that pursuant to 5.7(c) a two-thirds (2/3) majority vote of the Membership Voting Interests represented at a meeting of the members at which a quorum is present is necessary to dissolve the Company and that Class A, Class B and Class C Members are entitled to vote on dissolution of the Company;

•	by amendment to Section 5.23(a) of our Operating Agreement, that the Class A Members may remove an elected Director without cause by the affirmative vote of two-thirds (2/3) of the Class A Units outstanding and may also may remove an elected Director for cause pursuant to Section 6.10;

•	by amendment to Section 6.1 of our Operating Agreement, that our units will be classified into three classes as of the effective date of the reclassification transaction, and outlining the ownership requirements for Class A, B and C Units;

•	by the addition of Section 6.1(a) of our Operating Agreement, that each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of 5 or more units on the classification date shall be classified as a Class A Unit;

•	by the addition of Section 6.1(b) of our Operating Agreement, that each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of at least three but no more than four units on the classification date shall be classified as a Class B Unit;

•	by the addition of Section 6.1(c) of our Operating Agreement, that each unit outstanding immediately prior to the classification date owned by a member who is the holder of record of two or fewer units on the classification date shall be classified as a Class C Unit;

•	by amendment to Section 6.1 of our Operating Agreement, that the classification of each Unit as a Class A, Class B or Class Unit effective as of the classification date shall remain in effect permanently following the reclassification transaction;

•	by the addition of Section 6.3(a) to our Operating Agreement, that Class A members will have voting rights on all matters brought before the members of the Company, except as otherwise provided in the Operating Agreement;

•	by the addition of Section 6.3(b) to our Operating Agreement, that Class B members will be entitled to vote only upon (i) election of directors; and (ii) dissolution of the Company;

•	by the addition of Section 6.3(c) to our Operating Agreement, that Class C members will be entitled to vote only upon the dissolution of the Company;

•	by the addition of Section 6.3(d) to our Operating Agreement, that unless otherwise required by the Operating Agreement or by law, on any matter upon which more than one class of members are entitled to vote, the Class A, B and/or C members will vote together as a single class;

•	by the modification to Section 6.5 of our Operating Agreement, combining Section 6.5 and 9.11 to eliminate redundancy in the Operating Agreement;

•	by eliminating Section 6.16, that there will be no limitation on the amount of units held by one Member;

•	by amendment to Section 8.1 of our Operating Agreement, that amendments to the Operating Agreement may be proposed by the directors or any Class A member, and the Class A members will vote on proposed amendments; notwithstanding; however, that the Operating Agreement will not be amended without the consent of the holders of 75% of the units of each class of units adversely affected if such amendment would modify the limited liability of a member or alter the economic interest of a member;

•	by amendment to Section 9.2(a) of our Amended and Restated Operating Agreement, that a Class A member may at any time transfer all or a portion of its Class A Units to any person approved by a majority of the directors in writing;

•	by amendment to Section 9.2(b) of our Operating Agreement, that a Class B member may at any time transfer all or a portion of its Class B Units to any person approved by a majority of the directors in writing;

•	by amendment to Section 9.2(c) of our Operating Agreement, that a Class C member may at any time transfer all or a portion of its Class C Units to any person approved by a majority of the directors in writing;

•	by the addition of Section 9.3(h) to the Operating Agreement, that any transfer of units will not result in the number of Class A unit holders of record equaling 300 or more, or such other number as required to maintain suspension of the Company’s reporting obligations under the Exchange Act;

•	by the addition of Section 9.3(i) to the Operating Agreement, that any transfer of units will not result in the number of Class B or Class C unit holders of record equaling 500 or more, or such other number that would otherwise require the Company to register its Class B or Class C Units with the Securities and Exchange Commission;

•	by modification to Section 10.1 of the Operating Agreement, that the Company shall dissolve upon the affirmative vote of two-thirds (2/3) super majority of the Membership Voting Interests represented at a meeting of the Members and each of the Class A, B and C unit holders are entitled to vote on dissolution of the Company, but all classes shall vote together as a single class; and

•	general updates throughout our Amended and Restated Operating Agreement.
DESCRIPTION OF UNITS
General
     Pursuant to the Amended and Restated Operating Agreement, we will be authorized to issue up to an aggregate of 10,000 units without consent of the Class A members. As of the record date, 5,133 of our common equity units were issued and outstanding and were held of record by approximately 821 unit holders. If the reclassification transaction is approved, we estimate there will be approximately 3,737 Class A Units, 604 Class B Units and 792 Class C Units after the reclassification transaction. The exact number of Class A, B and C Units following the reclassification transaction will depend on the number of units that are held by each member as of the record date and reclassified into Class A, B and C Units. All units when fully paid are nonassessable and are not subject to redemption or conversion. Generally, the rights and obligations of our members are governed by the Nebraska Limited Liability Company Act and our Operating Agreement, a copy of which is attached as Appendix A to this proxy statement.

     Our units represent an ownership interest in the Company. Upon purchasing units, our unit holders enter into our Operating Agreement and become members of our limited liability company. Each member has the right to:
•	a share of our profits and losses;

•	receive distributions of our assets when declared by our directors;

•	participate in the distribution of our assets if we dissolve; and

•	access and copy certain information concerning our business.
     The following summary describes the material terms of our Class A, B and C member units in connection with the reclassification transaction and as provided in the proposed amendments to our Operating Agreement contained in our Amended and Restated Operating Agreement.
Rights and Obligations of Our Existing Units Under the Current Operating Agreement
     Transfer of Units
     The transfer of our existing units is restricted. Prior to beginning operations at our ethanol plant, units could not be transferred unless they were transferred:
•	to the administrator or trustee of the member, if such transfer was done involuntarily by operation of law or judicial decree; or

•	made without consideration to a trust for the descendants or the spouse of the member.
     After we began operations at our ethanol plant, members could transfer their units to:
•	any person approved by the directors in writing; and

•	any other member, affiliate or related party of another member, or an affiliate or related party of the transferring member.
Following a transfer of units, the transferee receiving the units will be admitted as a new member of our Company if he or she:
•	agrees to be bound by our Operating Agreement;

•	pays or reimburses us for any legal, filing and publication costs that we incur relating to admitting such individual or entity as a new member; and

•	delivers, upon request, any other materials, such as tax information and identification numbers needed to complete the transfer.
     We may prohibit a transferee from becoming a member if he or she does not comply with these requirements and certain conditions found in our Operating Agreement. These conditions include:
•	except in the case of a transfer of any units involuntarily by operation of law, either (i) such units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel that such transfer is exempt from all applicable registration requirements and will not violate any applicable laws regulating the transfer of securities;

•	except in the case of a transfer of units involuntarily by operation of law, the transferor shall provide an opinion of counsel that such transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940;

•	Unless otherwise approved by the directors and a 75% majority in interest of the members, no transfer of units shall be made except upon terms which would not result in the termination of the

Company within the meaning of Section 708 of the Internal Revenue Code (the “Code”) or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company.
     Any transferee that is not admitted as a member will be treated as an unadmitted assignee. An unadmitted assignee may not vote and may only receive distributions that we declare or that are available upon our dissolution or liquidation. Unadmitted assignees are not entitled to any information or accountings regarding our business and may not inspect or copy our books and records.
      Termination of Membership; Separable Voting and Economic Interests
     Although we are managed by our directors, members have the right to vote on certain transactions, such as amending our Operating Agreement or dissolving the Company. Unit holders have these rights if they have been admitted as members of our limited liability company. If such membership terminates for any reason, then any such former member will lose his or her voting rights and access to information concerning our business.
     As provided in the Nebraska Limited Liability Company Act and our Operating Agreement, a member’s membership interest in our limited liability company may be terminated if her or she:
•	voluntarily withdraws from our limited liability company;

•	assigns our units for the benefit of creditors;

•	assigns all of our units and the individual or entity to whom they are assigned is admitted as a member; or

•	seeks or consents to the appointment of a trustee or receiver over all or substantially all of his or her property.
     In addition, individuals will cease to be members upon their death or if they have been declared incompetent by a court of law. Entity members will cease to be members at the time they cease to exist. The membership of an estate will terminate when the fiduciary of the estate distributes all of the estate’s units. Accordingly, it is possible to be a holder of our units, but not a member. A unit holder that is not a member will have the same rights as an unadmitted assignee, which are discussed above.
     Restrictive Legend
     We may place the following legend, which may be amended by the directors in their sole discretion, upon any counterpart of our Operating Agreement, the articles of organization, or any other document or instrument evidencing ownership of units:
THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.
THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

     Distribution of Operating Income
     Our unit holders are entitled to receive distributions of cash and property if a distribution is declared by our directors in their sole discretion. Distributions are made to our unit holders in proportion to the number of units that are then issued and outstanding. No distributions may be made in violation of the Nebraska Limited Liability Company Act.
     Maximum Ownership
     Under our Operating Agreement, no Member may directly or indirectly own or control more than 40% of the issued and outstanding units at any time.
Rights and Obligations of Class A Units Under the Amended and Restated Operating Agreement
     Generally, as set out in the proposed Amended and Restated Operating Agreement, which is attached as Appendix B to this proxy statement, many of the terms and conditions of the Class A Units will be similar to the terms and conditions of our common equity units prior to a reclassification. The following are material similarities and differences between the existing units and the Class A Units:
     Voting Rights
     As with our existing units, Class A members will be entitled to vote on all matters for which unit holder approval is required under our Amended and Restated Operating Agreement or Nebraska law.
     Transferability
     Our Class A Units will have similar transfer restrictions as our existing units. Unlike our existing units, Class A Units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class A Units if:
•	the transfer would result in the number of Class A unit holders equaling 300 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or

•	the transfer would change certain tax treatments of the Company.
     As with transferees of our existing units, transferees of Class A Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class A Units must also become parties to the Company’s Amended and Restated Operating Agreement.
      Maximum Ownership Limitations for Members
     There will be no maximum ownership provision for Class A Units following the reclassification.
     Minimum Ownership Requirement
     There is no minimum ownership requirement for Class A Units following the reclassification. Units retain their classification permanently after the reclassification transaction. For example, if units are deemed Class A Units on the classification date, the holder of the units will not cease to become a Class A member if he or she no longer holds 5 or more Class A Units in the future.

     Restrictive Legend
     Certificates representing the Class A Units will bear the same restrictive legend as our certificates currently representing our units.
Rights and Obligations of Class B Units Under the Amended and Restated Operating Agreement
     The following are material similarities and differences between the existing units and the Class B Units:
     Voting Rights
     Unlike our existing units or Class A Units, Class B members will be entitled to vote only on the election of directors and dissolution of the Company. Class B members will, however, be entitled to vote on any amendment to our proposed Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.
     Transferability
     Our Class B Units will have similar transfer restrictions as our existing units. Unlike our existing units, Class B Units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class B Units if:
•	the transfer would result in the number of Class B unit holders equaling 500 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or

•	the transfer would change certain tax treatments of the Company.
     As with transferees of our existing units, transferees of Class B Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class B Units must also become parties to the Company’s Amended and Restated Operating Agreement.
     Maximum Ownership
     There will be no maximum ownership provision for Class B Units following the reclassification.
     Minimum Ownership Requirement
     There is no minimum ownership requirement for Class B Units following the reclassification. Units retain their classification permanently after the reclassification transaction. For example, if units are deemed Class B Units on the classification date, the holder of the units will not cease to become a Class B member if he or she no longer holds at least 3 units in the future.
     Restrictive Legend
     Certificates representing the Class B Units will bear the same restrictive legend as our certificates currently representing our units.
Rights and Obligations of Class C Units Under the Amended and Restated Operating Agreement
     The following are material similarities and differences between the existing units and the Class C Units:

     Voting Rights
     Unlike our existing units or Class A or B Units, Class C members will be entitled to vote only on the dissolution of the Company. Class C members will, however, be entitled to vote on any amendment to our proposed Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.
     Transferability
     Our Class C Units will have similar transfer restrictions as our existing units. Unlike our existing units, Class C Units may not be transferred without the approval of our board of directors, and the board of directors may disallow a transfer of Class C Units if:
•	the transfer would result in the number of Class C unit holders equaling 500 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or

•	the transfer would change certain tax treatments of the Company.
     As with transferees of our existing units, transferees of Class C Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class C Units must also become parties to the Company’s Operating Agreement.
     Maximum Ownership
     There will be no maximum ownership provision for Class C Units following the reclassification.
     Restrictive Legend
     Certificates representing the Class C Units will bear the same restrictive legend as our certificates currently representing our units.
Comparison of Features of Class A, B and C Units
     The following table sets forth a comparison of the proposed features of the Class A, B and C Units. Section references are to sections in the proposed Amended and Restated Operating Agreement.

	Class A	Class B	Class C
Voting Rights	Entitled to vote on all matters for which unit holder approval is required under our Operating Agreement or Nebraska law.	Entitled to vote on the election of our directors, voluntary dissolution and as may be required by our Operating Agreement or Nebraska law.	Only entitled to vote on voluntary dissolution and as may be required by our Operating Agreement or Nebraska law.

	Class A	Class B	Class C
Transfer Rights	Transfer will only be allowed pursuant to the restrictions set forth in our Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will result in 300 or more Class A unit holders of record. (Section 9)	Transfer will only be allowed pursuant to the restrictions set forth in our Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record. (Section 9)	Transfer will only be allowed pursuant to the restrictions set forth in our Operating Agreement and tax and securities laws. Our board of directors has the sole discretion to approve or disallow any proposed transfer. Our board of directors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record. (Section 9)

Minimum/Maximum Ownership Requirements	Holders of Class A Units will not be subject to minimum or maximum ownership requirements or limitations after the reclassification transaction. Units classified as Class A units will permanently retain their classification following the classification date (Section 6.1).	Holders of Class B Units will not be subject to minimum or maximum ownership requirements or limitations after the reclassification transaction. Units classified as Class B units will permanently retain their classification following the classification date (Section 6.1).	Holders of Class C Units will not be subject to minimum or maximum ownership requirements or limitations after the reclassification transaction. Units classified as Class C units will permanently retain their classification following the classification date (Section 6.1).

Amendments to the Operating Agreement	Holders of Class A Units may amend the Company’s Operating Agreement (Section 8).	Holders of Class B Units may not amend the Company’s Operating Agreement (Section 8). However, Class B members may vote on any amendment to our Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.	Holders of Class C Units may not amend the Company’s Operating Agreement (Section 8). However, Class C members may vote on any amendment to our Operating Agreement if such amendment would modify the limited liability of the member or alter the membership economic interest of the member.

Sharing of Profits and Losses	Holders of the Class A Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class B Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).	Holders of the Class C Units are entitled to share in the profits and losses of the Company on a pro rata basis (Section 3).

	Class A	Class B	Class C
Distributions	Holders of Class A Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class B Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).	Holders of Class C Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the directors (Section 4).

Dissolution	Holders of Class A Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class B Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).	Holders of Class C Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 10).

Information Rights	Holders of Class A Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class B Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).	Holders of Class C Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 7).
ABOUT THE SPECIAL MEETING
Date, Time and Place of Special Meeting
     Our board of directors is asking for your proxy for use at a special meeting of the members to be held on November 24, 2008, at 10:00 a.m., central time, at the Holiday Inn Express, 4005 N. 6th Street, Beatrice, Nebraska, and at any adjournments or postponements of that meeting.
Proposals to be Considered at the Special Meeting
     Our board of directors has authorized, and unanimously recommends for your approval at the special meeting, the following matters:
A.	Adoption of the proposed amendments to our Operating Agreement contained in the proposed Amended and Restated Operating Agreement to provide for the authorization of three separate and distinct classes of units: Class A Units, Class B Units and Class C Units.

B.	Approval of the reclassification of our units to reclassify certain of our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.
     These matters will be voted upon separately by our members. If any of the proposed matters are not approved, our board of directors, in its discretion may determine not to implement:
•	the reclassification; or

•	any or all of the proposed amendments that our members otherwise approved.

     Our board of directors will have the discretion to determine if and when to effect the amendments to our Operating Agreement, including the reclassification, and reserves the right to abandon the amendments, including the reclassification, even if they are approved by the members. For example, if the number of record holders of member units changes such that the reclassification would no longer accomplish our intended goal of discontinuing our SEC reporting obligations, the board of directors may determine not to effect the reclassification transaction.
     We expect that if the members approve and the board elects to effect the amendments to our Operating Agreement, the reclassification will become effective on November 24, 2008.
     Members are also being asked to consider and vote upon any other matters that may properly be submitted to a vote at the meeting or any adjournment or postponement of the special meeting. The board is not aware of any other business to be conducted at the special meeting.
Record Date
     You may vote at the special meeting if you were the record owner of our member units at the close of business on October 29, 2008, which has been set as the record date. At the close of business on the record date, there were 5,133 membership units outstanding held by approximately 821 record unit holders. If you are a member of the Company, you are entitled to one vote on each matter considered and voted upon at the special meeting for each member unit you held of record at the close of business on the record date.
Quorum; Vote Required for Approval
     The presence, in person or by proxy, of 25% of our membership units entitled to vote is necessary to constitute a quorum at the special meeting. Currently 1,283 membership units must be present, in person or by proxy, to constitute a quorum at the special meeting. Approval of the amendments to our Operating Agreement contained in the proposed Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, requires the affirmative vote of a majority of the Membership Voting Interests represented at the special meeting of the members (in person, by proxy, or by mail ballot), or at a minimum 643 of the 5,133 outstanding units. Because the executive officers and directors of E Energy have the power to vote a total of 569 units and because we believe that all of the executive officers and directors will vote in favor of the transaction, this means a total of only 74 units held by members who are not executive officers or directors of the Company will be required to vote in favor of the amendments for them to be approved. Because the executive officers and directors hold only approximately 11% of the voting power of our outstanding units, there is no assurance that the amendments to our Operating Agreement contained in the proposed Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, will be approved.
     Abstentions and broker non-votes will not be counted as entitled to vote, but will count for purposes of establishing a quorum at the special meeting. Therefore, abstentions and broker non-votes will have the effect of a vote “AGAINST” the amendments to our Operating Agreement contained in the proposed Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction. Approval of the amendments to our Operating Agreement contained in the proposed Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, does not require the separate vote of a majority of our unaffiliated members, and no separate vote will be conducted.
     Any proposal to adjourn or postpone the special meeting, if necessary, must be approved by the holders of at least a majority in voting power of the outstanding membership units present at the meeting.

Voting and Revocation of Proxies
     You may vote your member units in person by attending the special meeting, or by mailing us your completed proxy if you are unable or do not wish to attend. The proxy card must be returned to the Company no later than 5:00 p.m. on November 23, 2008 for your vote to be valid. If a proxy card is submitted by mail without instructions, the proxies will be voted “FOR” the proposal to approve the proposed amendments to the Operating Agreement contained in the proposed Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, and the proposal to adjourn or postpone the meeting, if necessary.
     You can revoke your proxy at any time before E Energy takes a vote at the meeting by:
•	delivering to Mr. Jonathan Cosby, our CFO, at our corporate offices at 13238 East Aspen Road, Adams, Nebraska 68301, on or before the business day prior to the special meeting, a later-dated and signed proxy card or a written revocation of the proxy;

•	delivering to us at the special meeting prior to the taking of the vote on the proposed amendments, including the reclassification transaction, a later-dated and signed proxy card or a written revocation;

•	attending the special meeting and voting in person; or

•	if you have instructed a broker to vote your units, following the directions received from your broker to change those instructions.
     Revoking a proxy will not affect a vote once it has been taken. Attendance at the special meeting will not, in itself, constitute a revocation of a proxy. If you plan to attend the special meeting to change a vote that you have previously made by submitting a signed proxy, you must vote in person at the special meeting.
     Our board of directors is not currently aware of any business to be brought before the special meeting other than that described in this proxy statement. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters.
Solicitation of Proxies; Expenses of Solicitation
     Solicitation of proxies will be made primarily by mail. Proxies may also be solicited in person or by telephone, facsimile or other means by our directors, officers and regular employees. These individuals will receive no additional compensation for these services, but will be reimbursed for any transaction expenses incurred by them in connection with these services.
     We will bear the expenses in connection with the solicitation of proxies. Upon request, we will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the member units that those persons hold of record.
     We are mailing this proxy material to our unit holders on or about October 30, 2008.
Authority to Adjourn Special Meeting to Solicit Additional Proxies
     We are asking our members to grant full authority for the special meeting to be adjourned, if necessary, to permit solicitation of additional proxies to approve amendments to the Operating Agreement contained in the proposed Amended and Restated Operating Agreement, including the amendments to effect the reclassification transaction, proposed by this proxy statement.

FINANCIAL INFORMATION
Selected Historical Financial Data
     Set forth below is our selected historical unaudited consolidated financial information. The historical financial information was derived from the audited consolidated financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2008 and from other information and data contained in the Annual Report and Quarterly Report. The financial information that follows should be read in conjunction with the Annual Report and the Quarterly Reports. Copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and the Quarterly Report have been included as Appendix C to this proxy statement and mailed herewith to all unit holders. In addition, copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and Quarterly Report may also be obtained as set forth under the caption “Other Matters—Where You Can Find More Information” beginning on page 61.

E ENERGY ADAMS, LLC
Consolidated Balance Sheets

	March 31,	September 30,	September 30,
ASSETS	2008	2007	2006

	(Unaudited)	(Audited)	(Audited)

Current Assets
Cash and equivalents	$4,547,799	$770,909	$40,916,036
Restricted cash	1,469,973	424,870	—
Trade accounts receivable	5,134,370	—	—
Inventories	11,386,921	157,062	—
Prepaid and other	1,213,369	237,984	232,628

Total current assets	23,752,432	1,590,825	41,148,664

Property and Equipment
Land	1,054,282	1,054,282	1,100,881
Land improvements	7,831,832	—	—
Computers and office equipment	896,366	248,876	12,607
Leasehold improvements	—	—	4,408
Buildings	1,503,913	—	—
Equipment	76,622,613	—	—
Railroad improvements	5,420,982	—	—
Construction in progress	—	82,522,788	15,063,808

Total property and equipment	93,329,988	83,825,946	16,181,704
Less accumulated depreciation	2,491,905	19,278	3,375

Net property and equipment	90,838,083	83,806,668	16,178,329

Other Assets
Restricted cash	520,983	611,108	—
Investments and other	94,823	94,823	—
Debt issuance costs, net of amortization	477,388	546,974	373,750
Other intangibles, net of amortization	979,166	428,919	—

Total other assets	2,072,360	1,681,824	373,750

Total Assets	$116,662,875	$87,079,317	$57,700,743

	March 31,	September 30,	September 30,
LIABILITIES AND MEMBERS’ EQUITY	2008	2007	2006

	(Unaudited)	(Audited)	(Audited)

Current Liabilities
Additional revolving loan	$9,999,970	$—	$—
Current maturities of long-term debt	4,959,996	2,475,000	—
Accounts payable	2,049,153	338,958	106,179
Construction and retainage payable	116,539	2,302,558	8,450,209
Construction and retainage payable — related party	150,000	7,100,430	—
Accrued expenses	670,906	392,665	2,970
Derivative instruments	1,197,389	15,689	—

Total current liabilities	19,143,953	12,625,300	8,559,358

Long-Term Debt, net of current maturities	52,130,081	27,861,976	—

Note Payable — related party	1,000,000	—	—

Members’ Equity, 5,133 units issued and outstanding	44,388,841	46,592,041	49,141,385

Total Liabilities and Members’ Equity	$116,662,875	$87,079,317	$57,700,743

Pro Forma Information
     Set forth below is our pro forma information showing the effect of the reclassification transaction on the Company’s balance sheet, the Company’s statement of income, earnings per share and the Company’s book value per share.
E ENERGY ADAMS, LLC
Balance Sheets

	Actual	Effect of	As Adjusted
	September 30,	De-Registration	September 30,
ASSETS	2007	+ or (-)	2007

Current Assets
Cash and equivalents	$770,909	$430,000	$1,200,909
Restricted cash	424,870		424,870
Trade accounts receivable	—		—
Inventories	157,062		157,062
Prepaid and other	237,984		237,984

Total current assets	1,590,825	430,000	2,020,825

Property and Equipment
Land	1,054,282		1,054,282
Land improvements	—		—
Computers and office equipment	248,876		248,876
Buildings	—		—
Equipment	—		—
Railroad improvements	—		—
Construction in progress	82,522,788		82,522,788

Total property and equipment	83,825,946	—	83,825,946
Less accumulated depreciation	19,278		19,278

Net property and equipment	83,806,668	—	83,806,668

Other Assets
Restricted cash	611,108		611,108
Investments and other	94,823		94,823
Debt issuance costs, net of amortization	546,974		546,974
Other intangibles, net of amortization	428,919		428,919

Total other assets	1,681,824	—	1,681,824

Total Assets	$87,079,317	$430,000	87,509,317

	Actual	Effect of	As Adjusted
	September 30,	De-Registration	September 30,
LIABILITIES AND MEMBERS’ EQUITY	2007	+ or (-)	2007

Current Liabilities
Current maturities of long-term debt	$2,475,000	$—	$2,475,000
Accounts payable	338,958		338,958
Construction and retainage payable	2,302,558		2,302,558
Construction and retainage payable — related party	7,100,430		7,100,430
Accrued expenses	392,665		392,665
Derivative instruments	15,689		15,689

Total current liabilities	12,625,300	—	12,625,300

Long-Term Debt, net of current maturities	27,861,976	—	27,861,976

Members’ Equity
Class A, 5,133 units before and 3,707 units after De-registration, respectively	46,592,041	(12,633,205)	33,958,836
Class B, 603 units after De-registration		5,523,922	5,523,922
Class C, 823 units after De-registration		7,539,283	7,539,283

Total Members’ Equity	46,592,041	430,000	47,022,041

Total Liabilities and Members’ Equity	$87,079,317	$430,000	$87,509,317

Net Book Value/Unit (Class A)	$9,076.96	$83.77	$9,160.73
Net Book Value/Unit (Class B)		$9,160.73	$9,160.73
Net Book Value/Unit (Class C)		$9,160.73	$9,160.73

E ENERGY ADAMS, LLC
Statements of Operations

	Actual	Effect of	As Adjusted
	September 30,	De-Registration	September 30,
	2007	+ or (-)	2007

Revenues	$—	$—	$—

Operating Expenses
Professional and consulting fees	416,098	(189,000)	227,098
General and administrative	1,403,504	(241,000)	1,162,504

Total operating expenses	1,819,602	(430,000)	1,389,602

Operating Loss	(1,819,602)	430,000	(1,389,602)

Other Income (Expense)
Interest income	693,082	—	693,082
Loss on derivative instrument	(1,569,735)	—	(1,569,735)
Other income	146,911	—	146,911

Total other income (expense), net	(729,742)	—	(729,742)

Net Loss	$(2,549,344)	$430,000	$(2,119,344)

Net Loss Per Unit — Basic and Diluted
Class A units	$(496.66)	$83.77	$(412.89)

Class B units	$—	$(412.89)	$(412.89)

Class C units	$—	$(412.89)	$(412.89)

Distributions Per Unit — Basic and Diluted
Class A units	$—	$—	$—

Class B units	$—	$—	$—

Class C units	$—	$—	$—

Weighted Average Units Outstanding — Basic and Diluted
Class A units	5,133	(1,426)	3,707

Class B units	—	603	603

Class C units	—	823	823

MARKET PRICE OF E ENERGY ADAMS, LLC
UNITS AND DISTRIBUTION INFORMATION
Comparative Market Price Data
     Our units are not traded actively and there is no established public trading market for our securities although trading in our units is facilitated through a qualified matching service, an alternative trading system as defined by the SEC. The following table sets forth the high and low trading prices on a quarterly basis for transactions in our member units known to us that occurred since trading began. There may be other transactions of which we are not aware.

	High Closing Price	Low Closing Price	Average Price Per
Quarter Ending:	Per Unit	Per Unit	Unit
June 30, 2008	$10,000	$10,000	$10,000
March 31, 2008	$10,500	$10,000	$10,250
December 31, 2007	$10,000	$10,000	$10,000
     There were approximately 821 record holders of our 5,133 outstanding units on October 29, 2008.
Distributions
     We have made no distributions of any kind to our Members during the past two years.
     The payment and rate of future distributions, if any, are subject to review by the board of directors in light of our financial condition, results of operations, capital requirements and other factors deemed relevant at that time. Loan covenants mandate that $3 million of working capital must be maintained at all times, unless waived. Under our loan agreement any distributions to our unit holders may only exceed, in the aggregate, 40% of our net income (as that term is defined in the loan agreement), as long as the Company has made the excess cash flow payments required in the loan agreement and is in compliance with all loan covenants on a post-distribution basis.
     We do not anticipate that the reclassification transaction will have any affect on our ability to declare and pay distributions to our unit holders, nor will the terms of the Class A, B and C Units differ with respect to the rights of members to receive distributions from the Company.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The table below sets forth information regarding the beneficial ownership of our membership units as of October 29, 2008, by each 5% unit holder. Other than Ethanol Capital Partners, LP, no person or entity is currently known to the Company to be the beneficial owner of more than 5% of our outstanding units. Except as otherwise noted in the footnotes to the table, each individual has sole investment and voting power with respect to the membership units set forth opposite its name.
     The table also sets forth the number and approximate percentage of units that the persons and entities named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 3,737 units are reclassified as Class A Units and there are no changes in the named entity or person’s ownership between October 29, 2007, and the reclassification date.

			Percent of Class	Percent of Class
		Amount and Nature of	before	After
Title of Class	Name and Address	Beneficial Owner	Reclassification	Reclassification
Membership Units	Ethanol Capital	400 (1)	7.78%	10.79%
Partners, LP Series
G and Ethanol
Capital Partners
Series E,
Rockefeller Center
1230 Avenue of the
Americas,
7th
Floor
New York, New York
10020

(1)	Ethanol Capital Partners LP Series G is the record owner of 320 membership units. Ethanol Capital Partners Series E is the record owner of 80 membership units. Pursuant to Rule 13d of the Securities and Exchange Act of 1934, Ethanol Capital partners LP Series G and Ethanol Capital Partners LP Series E are considered a ‘person’ and thus the shares are combined to determine the amount of membership units beneficially owned by Ethanol Capital Partners LP Series G.
     The table below sets forth information regarding the beneficial ownership of our directors and executive officers and by all of our directors and executive officers as a group. The table also sets forth the number and approximate percentage of units that the persons named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 5,133 units are reclassified as Class A, B and C Units and there are no changes in the named entity or person’s ownership between October 29, 2008, and the reclassification date.

	Name and Address of		Percent of Class	Percent of Class
	Beneficial	Amount and Nature of	before	After
Title of Class	Owner(1)	Beneficial Ownership(2)	Reclassification	Reclassification
Membership Units	Dennis L. Boesiger	21 Units(3)	*	*
Membership Units	William L. Riechers	8 Units	*	*
Membership Units	Duane H. Wollenburg	10 Units	*	*
Membership Units	Kenneth S. Brinkman	14 Units	*	*
Membership Units	Steven L. Dean	27 Units	*	*
Membership Units	Ron L. Miller	11 Units(4)	*	*
Membership Units	Tom Roode	28 Units	*	*
Membership Units	David Lukens	50 Units	*	1.3%
Membership Units	All directors	569 Units(5)	11.08%	15.23%

(1)	The address of each individual is in care of us at 13238 East Aspen Road, Adams, NE 68301.

(2)	Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities.

(3)	Includes 21 units held in the name of Allegro Holdings, LLC and Mr. Boesiger is a principal of that business.

(4)	Includes 6 units owned by Mr. Miller and 5 units held in the name of Miller Livestock, Inc. of and Mr. Miller is a principal of that business.

(5)	Includes 400 units owned by Ethanol Capital Partners, LP Series G and Ethanol Capital Partners Series E. Ethanol Capital Partners LP Series G and Ethanol Capital Partners LP Series E are considered a ‘person’ for purposes of this disclosure pursuant to applicable SEC regulations and thus the shares are combined to determine the amount of membership units beneficially owned by Ethanol Capital Partners LP Series G. Pursuant to Section 5.3(c) of our current Operating Agreement, Ethanol Capital Partners, LP Series G appointed Scott Brittenham to our board of directors. Mr. Brittenham has the power to vote such units and therefore is considered the beneficial owner of those units.

*	Less than 1%.

     The information presented in the tables above is based on information furnished by the specified persons and entities and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this proxy statement. Briefly stated, under that rule, units are deemed to be beneficially owned by any person or group having the power to vote or direct the vote of, or the power to dispose or direct the disposition of, such units, or who has the right to acquire beneficial ownership thereof within 60 days. Beneficial ownership for the purposes of this proxy statement is not necessarily to be construed as an admission of beneficial ownership for other purposes.
UNIT PURCHASE INFORMATION
Prior Purchases of Membership Units
     During the past two years, E Energy has not repurchased any of its membership units.
Recent Transactions
     Since August 29, 2008, neither E Energy, nor its affiliates, directors, or executive officers, has made any purchases of our membership units.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Certain Relationships and Related Transactions
     No family relationships exist between any of the directors of the board, officers, or key employees of E Energy. We consider all of our directors, other than Messrs. Brittenham and Peck, to be our founders and promoters. We also consider our former directors, Jack L. Alderman, Everett W. Larson, Nicholas J. Cusick, Vinson W. VanEngen, Mark O. Weber, Amy J. Johnson, Donald W. Olsson and Gary Bentzinger, as our founders and may be considered promoters. Since our inception, we have engaged in a number of transactions with related parties, including our promoters, directors, officers or 5% unit holders and their affiliates. Management believes that these transactions were as favorable as those that could have been obtained in an arms-length transaction.
     The following is a discussion of the transactions we have engaged in during the past two years or plan to engage in with related parties:
     Promissory Note from Fagen, Inc.
     We executed a Promissory Note in favor of Fagen, Inc. obligating us to pay Fagen, Inc. $1,000,000. The Promissory Note fulfills our obligation to Fagen, Inc., our design-builder, to pay an “Early Completion Bonus” in the amount of $1,000,000 under the terms of the Design-Build Agreement dated August 1, 2006. We are obligated to repay the loan, plus accrued interest, as soon as possible, but, in no event, later than the second anniversary of the Note. Interest will accrue at a rate of 10%, compounded annually. This Note is unsecured.
     Consulting Contract
     In June 2005, we entered into an agreement with a Jack L. Alderman, our former Director and Officer, to provide organizational and development services. The agreement provided that we were to pay a development fee equal to $250,000 to Mr. Alderman on the date upon which we first generate net income. We were also required to reimburse Mr. Alderman for expenses incurred in the performance of his duties. During the first quarter of fiscal 2008 we began generating net income and we paid Mr. Alderman his development fee in January 2008. In addition we reimbursed Mr. Alderman for all expenses he had incurred in connection with performing his duties through February 2008.

     Conflicts of Interest
     Conflicts of interest exist and may arise in the future as a result of the relationships between and among our members, officers, directors and their affiliates. Although our officers and directors have fiduciary duties to us, certain of our directors also owe fiduciary duties and other obligations to entities with whom we compete or do business with. Whenever conflicts arise between us and an officer or director or an entity with which that officer or director is affiliated, the board as a whole will seek to resolve the conflict. A director will not participate when the board considers a transaction where he or she has a conflict of interest. We do not have a committee of independent directors or members or an otherwise disinterested body to consider transactions or arrangements that result from, or are burdened by conflicts of interest. Some conflict situations, including disputes that may arise between us and Fagen or ICM as a result of the construction of the ethanol plant, are expected to be resolved through binding arbitration according to construction industry rules.
     Conflicts of interest could arise in the situations described below, among others:
•	We may engage in transactions with affiliates of our directors. Members will have no right to individually enforce the obligations of our directors or their affiliates in our favor.

•	Our directors’ decisions regarding various matters, including expenditures that we make for our business, reserves for accrued expenses, including officer salaries and reimbursement of director’s expenses, loan covenants, capital improvements, contingencies or a sale, merger or business combination that will effect the amount of cash available for distribution to members.

•	We may reimburse our directors for out-of-pocket expenses relating to our business. We do not have a reimbursement policy or guideline for determining what expenses will be reimbursed. We will review and reimburse all reasonable expenses that directors submit to us.

•	We have retained counsel that has assisted us in various aspects of our formation and development. We have not retained separate counsel on behalf of unit holders.

•	Fagen Inc. is involved in and/or owns interests in various ethanol construction and development projects throughout the United States. These projects will compete with our project for purchasing corn and other raw material supplies, and the sale of ethanol and distillers grains.

•	Our Amended and Restated Operating Agreement does not prevent our directors from being involved in activities that compete with us.

•	Our members or their affiliates may loan money to us for which we may pay interest up to a rate of prime plus 4%.
Agreements Involving Our Securities
     There are no agreements relating to our units other than our Operating Agreement, which sets forth the rights and preferences of the membership units. A copy of our Operating Agreement is attached as Appendix A to this proxy statement.
Employment Agreements with Directors or Officers
     On April 16, 2007, we entered into an employment agreement with our Chief Executive Officer, Carl Sitzmann. Pursuant to his employment agreement, Mr. Sitzmann will receive a base salary of approximately $130,000 and will be eligible for an annual salary increase and/or bonus based on his performance at the discretion of the directors. Mr. Sitzmann is entitled to participate in the Company’s employee benefit plans and programs.
     On April 29, 2008, we entered into an employment agreement with our Chief Financial Officer, Jonathan Cosby. Pursuant to his employment agreement, Mr. Cosby’s duties for the Company commenced on May 19, 2008. Pursuant to his employment agreement, Mr. Cosby will receive a base salary of approximately $105,000 and will be eligible for an annual salary increase and/or bonus based on his performance at the discretion of the directors. Mr. Cosby is entitled to participate in the Company’s employee benefit plans and programs.
     We do not have any employment agreements with any other officer or director.
OTHER MATTERS
Reports, Opinions, Appraisals and Negotiations
     We have not received any report, opinion or appraisal from an outside party that is materially related to the reclassification transaction.
Persons Making the Solicitation
     The enclosed proxy is solicited on behalf of the Company. The cost of soliciting proxies in the accompanying form will be borne by us. In addition to the use of mail, our officers and directors may solicit proxies by telephone or other electronic means. Upon request, we will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our membership units.
Other Matters of Special Meeting
     As of the date of this proxy statement, the only business that our management expects to be presented at the meeting is that set forth above. If any other matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.
Forward Looking Statements
     Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. We caution you not to place undo reliance on any forward-looking statements made by, or on behalf us in this proxy statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC. See “—Where You Can Find More Information” below.
Where You Can Find More Information
     We are subject to the information requirements of the Securities Exchange Act, as amended, and in accordance therewith we file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100 F Street, N.E., Washington, D.C., 20549. Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549. You may obtain information on the operations of the SEC’s public reference room in Washington, DC by calling the SEC at 1-800-SEC-0330. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC’s Internet Website (http://www.sec.gov). In addition, we are mailing herewith, copies of our Annual Report for the fiscal year ended September 30, 2007 and Quarterly Report for the fiscal quarter ended June 30, 2008 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.

Information Incorporated by Reference
     In our filings with the SEC, information is sometimes incorporated by reference. This means that we are referring you to information that we have filed separately with the SEC. The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement. The following documents are incorporated by reference herein:

•	our Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2008, including unaudited financial information; and

•	our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, including audited financial information.
     We have supplied all information contained in or incorporated by reference in this document relating to us, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act’s forward looking statement safe harbor contained in any such document is excluded, and is not incorporated herein by reference. You may have already received the information incorporated by reference in this document by us, and we have attached our Annual Report and Quarterly Report for the quarter ended June 30, 2008 with this proxy statement as Appendix C. You can also obtain any of them through the SEC at the locations described above, or through us at the address below. We will provide to you, without charge, by first class mail or other equally prompt means within one business day of any written or oral request by you, a copy of any report or other information incorporated by reference in this document by us. You should direct your request to the following address: E Energy Adams, LLC, 13238 East Aspen Road, Adams, Nebraska 68301, Attention: Laurie Leners.

By order of the board of directors:
/s/ Duane H. Wollenburg
Duane H. Wollenburg Chairman of the Board

APPENDIX A
OPERATING AGREEMENT
AND
FIRST AMENDMENT TO OPERATING AGREEMENT

OPERATING AGREEMENT
OF
E ENERGY ADAMS, LLC
Dated April 25, 2005

E ENERGY ADAMS, LLC
OPERATING AGREEMENT

Page

SUMMARY TERM SHEET	7
QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION TRANSACTION	7
SPECIAL FACTORS	17
DESCRIPTION OF UNITS	42
ABOUT THE SPECIAL MEETING	49
FINANCIAL INFORMATION	52
MARKET PRICE OF E ENERGY ADAMS, LLC	57
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	57
UNIT PURCHASE INFORMATION	59
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	59
OTHER MATTERS	61
SECTION 1: THE COMPANY	1
1.1 Formation	1
1.2 Name	1
1.3 Purpose; Powers	1
1.4 Principal Place of Business	1
1.5 Term	1
1.6 Title to Property	2
1.7 Payment of Individual Obligations	2
1.8 Independent Activities; Transactions With Affiliates	2
1.9 Definitions	2
SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS	6
2.1 Original Capital Contributions	6
2.2 Additional Capital Contributions; Additional Units	6
2.3 Capital Accounts	7
SECTION 3. ALLOCATIONS	7
3.1 Profits	7
3.2 Losses	7
3.3 Special Allocations	7
3.4 Curative Allocations	9
3.5 Loss Limitation	9
3.6 Other Allocation Rules	9
3.7 Tax Allocations: Code Section 704(c)	9
3.8 Tax Credit Allocations	10
SECTION 4. DISTRIBUTIONS	10
4.1 Net Cash Flow	10
4.2 Amounts Withheld	10
4.3 Limitations on Distributions	10
SECTION 5. MANAGEMENT	10
5.1 Directors	10
5.2 Number of Total Directors	10
5.3 Election of Directors	11
5.4 Committees	12
5.5 Authority of Directors	12
5.6 Director as Agent	13
5.7 Restriction on Authority of Directors	14
5.8 Director Meetings and Notice	14
5.9 Action Without a Meeting	14

i

ii

iii

OPERATING AGREEMENT
OF
E ENERGY ADAMS, LLC
     THIS OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the 25th day of April, 2005, by and among E Energy Adams, LLC, a Nebraska limited liability company (the “Company”), each of the Persons (as hereinafter defined) who are identified as Members on the attached Exhibit “A” and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.9.
     WHEREAS, the Company’s organizers caused to be filed with the State of Nebraska, Articles of Organization dated March 25, 2005, pursuant to the Nebraska Limited Liability Company Act (the “Act”); and
     WHEREAS, the Members desire to adopt this Operating Agreement to set forth their respective rights, duties, and responsibilities with respect to the Company and its business and affairs.
     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. THE COMPANY
1.1 Formation. The initial Members formed the Company as a Nebraska limited liability company by filing Articles of Organization with the Nebraska Secretary of State on March 31, 2005 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.
1.2 Name. The name of the Company shall be “E Energy Adams, LLC” and all business of the Company shall be conducted in such name.
1.3 Purpose; Powers. The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Nebraska; (ii) to engage in the processing of corn, grains and other feedstock into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which a Nebraska limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.
1.4 Principal Place of Business. The Company shall continuously maintain an office in Nebraska. The principal office of the Company shall be at 649 Main Street, Adams, NE 68301, or elsewhere in the State of Nebraska as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal office.
1.5 Term. The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Nebraska Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.

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1.6 Title to Property. All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property (as hereinafter defined) in his/her/its individual name. Each Member’s interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.
1.7 Payment of Individual Obligations. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.
1.8 Independent Activities; Transactions With Affiliates. The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in such Director’s discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.
1.9 Definitions. Capitalized words and phrases used in this Agreement have the following meanings:
     (a) “Act” means the Nebraska Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).
     (b) “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.
     (c) “Affiliate” means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee of such Person; or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.
     (d) “Agreement” means this Operating Agreement of E Energy Adams, LLC, as amended from time to time.
     (e) “Articles” means the Articles of Organization of the Company filed with the Nebraska Secretary of State, as same may be amended from time to time.
     (f) “Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.8.

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     (g) “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.
     (h) “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member’s predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.
     (i) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
     (j) “Company” means E Energy Adams, LLC, a Nebraska limited liability company.
     (k) “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.
     (l) “Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments; (ii) obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.
     (m) “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.
     (n) “Director” means any Person who (i) is referred to as such in Section 5.1 of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” means all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.
     (o) “Dissolution Event” shall have the meaning set forth in Section 10.1 hereof.
     (p) “Effective Date” means April 25, 2005.
     (q) “Facilities” shall mean the ethanol production and co-product production facilities in Nebraska or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Company’s business plan.
     (r) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made.

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     (s) “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.
     (t) “Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.
     (u) “Issuance Items” has the meaning set forth in Section 3.3(h) hereof.
     (v) “Liquidation Period” has the meaning set forth in Section 10.6 hereof.
     (w) “Liquidator” has the meaning set forth in Section 10.8 hereof.
     (x) “Losses” has the meaning set forth in the definition of “Profits” and “Losses.”
     (y) “Member” means any Person (i) whose name is set forth as such on Exhibit “A” initially attached hereto or has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Units.
     (z) “Members” means all such Members.
     (aa) “Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”
     (bb) “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.
     (cc) “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.
     (dd) “Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to

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which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.
     (ee) “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.
     (ff) “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.
     (gg) “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.
     (hh) “Officer” or “Officers” has the meaning set forth in Section 5.18 hereof.
     (ii) “Permitted Transfer” has the meaning set forth in Section 9.2 hereof.
     (jj) “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.
     (kk) “Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.
     (ll) “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.
     (mm) “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.
     (nn) “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.

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     (oo) “Related Party” means the adopted or birth relatives of any Person and such Person’s spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person’s (and such Person’s spouse’s) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.
     (pp) “Securities Act” means the Securities Act of 1933, as amended.
     (qq) “Subsidiary” means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.
     (rr) “Tax Matters Member” has the meaning set forth in Section 7.4 hereof.
     (ss) “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.
     (tt) “Units” or “Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of the Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
     (uu) “Unit Holders” means all Unit Holders.
     (vv) “Unit Holder” means the owner of one or more Units.
     (ww) “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.
     (xx) “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.
     (yy) “Unit Holder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.
SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS
2.1 Original Capital Contributions. The name, original Capital Contribution, and initial Units quantifying the Membership Interest of each Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register along with those Members admitted after to the Effective Date.
2.2 Additional Capital Contributions; Additional Units. No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.7, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause the Membership Register as maintained by the Company at its principal

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office and incorporated herein by this reference, to be appropriately amended and such amendments shall not be considered amendments to this Agreement for purposes of Section 8.1 hereof.
2.3 Capital Accounts. A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:
     (a) To each Unit Holder’s Capital Account there shall be credited (i) such Unit Holder’s Capital Contributions; (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4; and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;
     (b) To each Unit Holder’s Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;
     (c) In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and
     (d) In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.
The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).
SECTION 3. ALLOCATIONS
3.1 Profits. After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.2 Losses. After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.3 Special Allocations. The following special allocations shall be made in the following order:
     (a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

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     (b) Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.
     (c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.
     (d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.
     (e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.
     (f) Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).
     (g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.
     (h) Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.

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3.4 Curative Allocations. The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).
3.5 Loss Limitation. Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.
3.6 Other Allocation Rules.
     (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.
     (b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes.
     (c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.
     (d) Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.
3.7 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and

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shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.
3.8 Tax Credit Allocations. All credits against income tax with respect to the Company’s property or operations shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.
SECTION 4. DISTRIBUTIONS
4.1 Net Cash Flow. The Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Members. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan, credit or any other debt financing agreements with the Company’s lenders and creditors from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.
4.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.
4.3 Limitations on Distributions. The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.
SECTION 5. MANAGEMENT
5.1 Directors. Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. Subject to Section 5.7 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors and not by its Members. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests.
     5.2 Number of Total Directors. The total number of initial Directors of the Company shall be a minimum of seven (7) and a maximum of fifteen (15) subject to the number of Directors appointed pursuant to Section 5.3(c). At the first annual or special meeting of the Members following the date on which substantial operations of the Facilities commence, the number of elected Directors shall be reduced and become fixed at nine (9). The total number of Directors shall depend upon the number of Directors appointed pursuant to Section 5.3(c) in relation to the required number of elected Directors necessary to maintain a majority of elected Directors on the Board. Subject to the election and appointment of Directors pursuant to the terms of this Operating Agreement, the Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot). However, the relative ratio of the number of elected Directors to appointed Directors shall always result in a majority of elected Directors.

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5.3 Election of Directors.
     (a) Election of Directors and Terms. The initial Directors shall be appointed by the initial Members and shall include the individuals set forth on Exhibit “B” attached hereto. The initial Directors shall serve until the first annual or special meeting of the Members following the date on which substantial operations of the Facilities commence, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director. In accordance with Section 5.2, at the first annual or special meeting of the Members following the date on which substantial operations of the Facilities commence, the number of directors shall be reduced and become fixed at nine (9). If this reduction in the number of Directors requires the removal of any Director, Jack L. Alderman shall not be included in the Directors removed at that time. After the expiration of the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Members for staggered terms of three (3) years and until a successor is elected and qualified; provided however, that any Member who is authorized to appoint a Director pursuant to Section 5.3(c) shall not be entitled to vote for the election of any other Directors that the Members are entitled to elect, and the Units held by such Member shall not be included in determining a majority of the Membership Voting Interests for purposes of electing Directors. Prior to the expiration of their initial terms, the initial Directors shall conduct a lottery to separately identify the Director positions to be elected and so classify each such Director position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Directors. Notwithstanding the foregoing, Jack L. Alderman shall be classified in Group III. The terms of Group I Directors shall expire first (initial term of one year with successors elected to three year terms thereafter), followed by those of Group II Directors (initial term of two years with successors elected to three year terms thereafter), and then Group III Directors (initial and subsequent terms of three years). Except for the special right of appointment of certain Directors as provided in subsection (c) hereof, Directors shall be elected by a plurality vote of the Members so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Directors.
     (b) Nominations for Directors. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Member entitled to vote generally in the election of Directors. However, any Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth:
(i)	the name and address of record of the Member who intends to make the nomination;

(ii)	a representation that the Member is a holder of record of Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii)	the name, age, business and residence addresses, and principal occupation or employment of each nominee;

(iv)	a description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Members;

(v)	such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

(vi)	the consent of each nominee to serve as a Director of the Company if so elected; and

(vii)	a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors.
The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision

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inconsistent therewith shall require the approval of a majority of the Membership Voting Interests. Whenever a vacancy occurs other than from expiration of a term of office or removal from office, a majority of the remaining Directors shall appoint a new Director to fill the vacancy for the remainder of such term.
     (c) Special Right of Appointment of Directors for Certain Members. Commencing with the first annual or special meeting of the Members following Financial Closing, each Member who holds two hundred (200) or more Units, all of which were purchased by such Member from the Company during the Company’s initial publicly registered offering (“Appointing Members”), shall be entitled to appoint one (1) Director, so long as the Appointing Member is the holder of two hundred (200) or more Units. Units held by an Affiliate or Related Party of a Member shall be included in the determination of whether the Member holds the requisite number of Units for purposes of this section. Only Members who acquire two hundred (200) or more Units from the Company in its initial registered offering are granted appointment rights hereunder. Accordingly, any Member who subsequently acquires two hundred (200) or more Units other than by acquisition from the Company in its initial registered offering, shall not be entitled to appoint any Directors, regardless of the number of Units held by such Member. A Director appointed by a Member under this section shall serve indefinitely at the pleasure of the Member appointing him or her until a successor is appointed, or until the earlier death, resignation, or removal of the Director. Any Director appointed under this section may be removed for any reason by the Member appointing him or her, upon written notice to the Board of Directors, which notice may designate and appoint a successor Director to fill the vacancy, and which notice may be given at a meeting of the Board of Directors attended by the person appointed to fill the vacancy. Any such vacancy shall be filled within thirty days of its occurrence by the Member having the right of appointment. In the event that the number of Units held by a Member falls below the threshold of 200 Units, the term of any Director appointed by such Member shall terminate, the seat will dissolve, and the Member shall elect Directors collectively with the other Members in accordance with Section 5.3(a).
5.4 Committees. A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons appointed by affirmative vote of a majority of the Directors present. A majority of the committee members shall be Directors but not every committee member is required to be a Director. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors, and vacancies in the membership thereof shall be filled by the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.
5.5 Authority of Directors. Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:
     (a) Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;
     (b) Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
     (c) Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
     (d) Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in

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accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;
     (e) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;
     (f) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;
     (g) Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;
     (h) Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;
     (i) Contract on behalf of the Company for the employment and services of employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;
     (j) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors’ and Officers’ liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;
     (k) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;
     (l) Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;
     (m) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;
     (n) Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and
     (o) Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.
5.6 Director as Agent. Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to

13

any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.
5.7 Restrictions on Authority of Directors.
     (a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Members:
(i)	Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

(ii)	Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

(iii)	Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

(iv)	Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.
     (b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:
(i)	Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

(ii)	Confess a judgment against the Company in an amount in excess of $500,000;

(iii)	Issue Units at a purchase price of less than $5,000 per Unit;

(iv)	Issue more than an aggregate of 7,000 Units; and

(v)	Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.
The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors that are specified in the Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by the number of votes necessary to constitute Member action pursuant to Section 6.10 herein.
5.8 Director Meetings and Notice. Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any two or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days’ written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting.
5.9 Action Without a Meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a super majority of seventy-five percent (75%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to

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all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.
5.10 Quorum; Manner of Acting. Not less than fifty percent (50%) of the elected Directors and fifty percent (50%) of the Directors appointed pursuant to Section 5.3(c) of this Agreement authorized to vote on a matter as provided by this Agreement shall constitute a quorum for the transaction of business at any Directors’ meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.
5.11 Voting; Potential Financial Interest. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such Director’s (or his/her Affiliate’s) potential financial interest was reasonably disclosed to the Board of Directors on behalf of the Company at the time of such vote.
5.12 Duties and Obligations of Directors. The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Nebraska and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.
5.13 Chairman and Vice Chairman. Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.
5.14 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.
5.15 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

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5.16 Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or person authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.
5.17 Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.
5.18 Delegation. Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.
5.19 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolutions(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.
5.20 Limitation of Liability; Indemnification of Directors. To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) for any breach of the duty of loyalty to the Company or its Members; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; or (iii) for a transaction from which the Director or Officer derived an improper personal benefit or a wrongful distribution in violation of the Act. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person’s official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.
5.21 Compensation; Expenses of Directors. No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.

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5.22 Loans. Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company’s cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.
SECTION 6. ROLE OF MEMBERS
6.1 One Membership Class. There shall initially be one class of Membership Interests and one class of Units.
6.2 Members. Each Person who desires to become a Member must complete and execute a signature page to this Agreement in the form of Exhibit “C” attached hereto and such other documents as may be required by the Directors. Each prospective Member must be approved and admitted to the Company by the Board of Directors. The Membership Interests of the Members shall be set forth on the Membership Register as maintained by the Company at its principal office and by this reference is incorporated herein.
6.3 Additional Members. No Person shall become a Member without the approval of the Directors. The Directors may refuse to admit any Person as a Member in their sole discretion. Any such admission must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company such documentation as determined by the Directors to be necessary and appropriate to effect such admission including the Member’s agreement to be bound by this Agreement. Upon the admission of a Member the Directors shall cause the Membership Register to be appropriately amended. Such amendments shall not be considered amendments pursuant to Section 8.1 of this Agreement and will not require Member action for purposes of Section 8.1.
6.4 Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs or to act for or bind the Company in any way.
6.5 Voting Rights of Members. The Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Members do not have a right to cumulate their votes for any matter entitled to a vote of the Members, including election of Directors.
6.6 Member Meetings. Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Members representing an aggregate of not less than thirty percent (30%) of the Membership Voting Interests may also in writing demand that the Directors call a meeting of the Members. Regular meetings of the Members shall be held not less than once per Fiscal Year.
6.7 Conduct of Meetings. Subject to the discretion of the Directors, the Members may participate in any meeting of the Members by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear and speak with each other.
6.8 Notice of Meetings; Waiver. Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 11.1 hereof at least twenty (20) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

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6.9 Quorum and Proxies. The presence (in person or by proxy or mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.
6.10 Voting; Action by Members. If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.
6.11 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed (or otherwise delivered) or the date on which the resolution declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members.
6.12 Termination of Membership. The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including resignation and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.7 hereof.
6.13 Continuation of the Company. The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. The Company’s affairs shall not be required to be wound up. The Company shall continue without dissolution.
6.14 No Obligation to Purchase Membership Interest. No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.
6.15 Waiver of Dissenters Rights. Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’ or similar rights under the Act.
6.16 Limitation on Ownership. Notwithstanding any other provision herein, subsequent to the close of the Company’s initial registered offering no Member shall directly or indirectly own or control more than forty percent (40%) of the issued and outstanding Units at any time. Units under indirect ownership or control by a Member shall include Units owned or controlled by such Member’s Related Parties, Subsidiaries and Affiliates. For purposes of this Section 6.16, the offering will close upon the earliest occurrence of any of the following: (1) the Company’s acceptance of subscriptions for units equaling the maximum amount as set forth in the Company’s registration statement; (2) one year from the effective date of the Company’s initial registration statement; or (3) the Company’s decision to close any time after the acceptance of subscriptions for units equaling the minimum amount as set forth in the Company’s registration statement.
SECTION 7. ACCOUNTING, BOOKS AND RECORDS
7.1 Accounting, Books and Records. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business. The Company shall maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the

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Company’s federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.
7.2 Delivery to Members and Inspection. Any Member or its designated representative shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company’s federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.
7.3 Reports. The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. Delivery of the financial statements shall occur as soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event. The financial statements shall consist of a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements). For purposes of this paragraph, public access to the financial statements through either the Company’s or the Securities and Exchange Commission’s website shall constitute delivery pursuant to this Section 7.3.
7.4 Tax Matters. The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Person to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.
SECTION 8. AMENDMENTS
8.1 Amendments. Amendments to this Agreement may be proposed by the Board of Directors or any Member. Following such proposal, the Board of Directors shall submit to the Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the

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Board of Directors shall include in any such submission a recommendation as to the proposed amendment. The Board of Directors shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. Except as otherwise provided under this Agreement, a proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Membership Voting Interests represented at a Meeting of the Members (in person, by proxy, or by mail ballot). Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.
SECTION 9. TRANSFERS
9.1 Restrictions on Transfers. Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party’s rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.
9.2 Permitted Transfers. Subject to the conditions and restrictions set forth in this Section 9, a Unit Holder may:
     (a) at any time Transfer all or any portion of its Units:
(i)	to the transferor’s administrator or trustee to whom such Units are transferred involuntarily by operation of law or judicial decree, or;

(ii)	without consideration to or in trust for descendants or the spouse of a Member; and
     (b) at any time following the date on which substantial operations of the Facilities commences, Transfer all or any portion of its Units:
(i)	to any Person approved by the Directors in writing,

(ii)	to any other Member or to any Affiliate or Related Party of another Member; or

(iii)	to any Affiliate or Related Party of the transferor.
Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Permitted Transfer.”
9.3 Conditions Precedent to Transfers. In addition to the conditions set forth above, no Transfer of a Membership Interest shall be effective unless and until all of the following conditions have been satisfied:
     (a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of Transfer as may be necessary or appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the transferor and/or transferee shall pay all reasonable costs and expenses connected with the Transfer and the admission of the Transferee as a Member and incurred as a result of such Transfer, including but not limited to, legal fees and costs.
     (b) The transferor and transferee shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax

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returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.
     (c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.
     (d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.
     (e) Unless otherwise approved by the Directors and Members representing in the aggregate a 75% super majority of the Membership Voting Interests, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).
     (f) No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.
     (g) No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.
The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the Member approval requirement set forth in Section 9.3(e).
9.4 Prohibited Transfers. Any purported Transfer of Units that is not permitted under this Section shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize such a Transfer (or if the Directors, in their sole discretion, elect to recognize such a Transfer), the Units Transferred shall be strictly limited to the transferor’s Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not permitted under this Section, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

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9.5 No Dissolution or Termination. The transfer of a Membership Interest pursuant to the terms of this Article shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member’s Capital Contribution returned except as provided in this Agreement.
9.6 Prohibition of Assignment. Notwithstanding the foregoing provisions of this Article, Transfer of a Membership Interest may not be made if the Membership Interest sought to be sold, exchanged or transferred, when added to the total of all other Membership Interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the Company under Section 708 of the Internal Revenue Code. In the event of a transfer of any Membership Interests, the Members will determine, in their sole discretion, whether or not the Company will elect pursuant to Section 754 of the Internal Revenue Code (or corresponding provisions of future law) to adjust the basis of the assets of the Company.
9.7 Rights of Unadmitted Assignees. A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.8 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.
9.8 Admission of Substituted Members. As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.
9.9 Representations Regarding Transfers.
     (a) Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as “matching services” as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9 and to Transfer such Units only to Persons who agree to be similarly bound.
     (b) Each Member hereby represents and warrants to the Company and the Members that such Member’s acquisition of Units hereunder is made as principal for such Member’s own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors in their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:

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THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.
THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.
9.10 Distribution and Allocations in Respect of Transferred Units. If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.10, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.
9.11 Additional Members. Additional Members may be admitted from time to time upon the approval of the Directors. Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions, as the Directors shall approve. All Members acknowledge that the admission of additional Members may result in dilution of a Member’s Membership Interest. Prior to the admission of any Person as a Member, such Person shall agree to be bound by the provisions of this Agreement and shall sign and deliver an Addendum to this Agreement in the form of Exhibit C, attached hereto. Upon execution of such Addendum, such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement, shall be bound by all the provisions hereof from and after the date of execution hereof. The Members hereby designate and appoint the Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit C, attached hereto.
SECTION 10. DISSOLUTION AND WINDING UP
10.1 Dissolution. The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a “Dissolution Event”): (i) The affirmative vote of a 75% super majority in interest of the Membership Voting Interests to dissolve, wind up, and liquidate the Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event.
10.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and

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dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (t) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.
10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.
10.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.
10.5 Rights of Unit Holders. Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.
10.6 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.
10.7 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.
10.8 The Liquidator. The “Liquidator” shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator

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or any officers, Directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.
10.9 Forms of Liquidating Distributions. For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.
SECTION 11. MISCELLANEOUS
11.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or (iii) if sent by facsimile, email, or other electronic transmission, when such transmission is electronically confirmed as having been successfully transmitted. If sent by registered or certified mail, then the notice, payment, demand or communication must be addressed as follows: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the Company; (c) If to a Member, either to the address set forth in Section 2.1 hereof or to such other address that has been provided in writing to the Company.
11.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.
11.3 Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.
11.4 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.
11.5 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.
11.6 Incorporation By Reference. Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.
11.7 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.
11.8 Governing Law. The laws of the State of Nebraska shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.
11.9 Waiver of Jury Trial. Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

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11.10 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.
11.11 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.
IN WITNESS WHEREOF, the parties have executed and entered into this Operating Agreement of the Company as of the date first set forth above.
COMPANY:

E ENERGY ADAMS, LLC
By:	/s/ Jack L. Alderman
Jack L. Alderman, Chairman

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EXHIBIT “A”
Initial Membership List

Name of Initial Members	Units	Initial Capital Contribution
Jack L. Alderman	80	$400,000
TOTAL:	80	400,000

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EXHIBIT “B”
Initial Board of Directors

Initial Board of Directors	Addresses of Initial Board of Directors
Jack L. Alderman, Chairman, President, Secretary and Treasurer	105 East Veterans Street, Tomah, Wisconsin 54660

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EXHIBIT “C”
MEMBER SIGNATURE PAGE
ADDENDA
TO THE
OPERATING AGREEMENT OF
E ENERGY ADAMS, LLC
     The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in E Energy Adams, LLC, has received a copy of the Operating Agreement, dated April 25, 2005, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Operating Agreement, shall be subject to and comply with all terms and conditions of said Operating Agreement in all respects as if the undersigned had executed said Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Operating Agreement from and after the date of execution hereof.

Individuals:	Entities:

Name of Individual Member (Please Print)	Name of Entity (Please Print)

Signature of Individual	Print Name and Title of Officer

Name of Joint Individual Member (Please Print)	Signature of Officer

Signature of Joint Individual Member
Agreed and accepted on behalf of the
Company and its Members:

E ENERGY ADAMS, LLC
By:
Its: _______________________________

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FIRST AMENDMENT TO OPERATING AGREEMENT OF
E ENERGY ADAMS, LLC
     THIS FIRST AMENDMENT TO THE OPERATING AGREEMENT OF E ENERGY ADAMS, LLC dated April 25, 2005 (the “Operating Agreement”) is adopted and approved effective as of the 1st day of February, 2008, by the affirmative vote (in person, by proxy, or by mail ballot) of a majority of the outstanding Membership Voting Interests of E Energy Adams, LLC (the “Company”) at a Meeting of the Members held on February 1, 2008, pursuant to the Operating Agreement of the Company.
     The Operating Agreement is amended as follows:

Amendment to Section 1.9(r)	Section 1.9(r) is amended to read as follows:

(r) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made. The Directors may establish a different Fiscal Year so long as the Fiscal Year chosen is not contrary to the Code or any provision of any state or local tax law.

Amendment to Section 5.3(b)	The last sentence of Section 5.3(b) is amended to read as follows:

Whenever a vacancy occurs other than from expiration of a term of office or removal from office by the Members in accordance with Section 5.23, a majority of the remaining Directors shall appoint a new Director to fill the vacancy ~~for the remainder of such term~~ until the next Annual or Special Meeting of the Members. However, if a vacancy occurs by removal of a Director appointed by an Appointing Member in accordance with Section 5.3(c), the Appointing Member shall appoint a new Director within 30 days to fill the vacancy.

Amendment to Section 5.10:	Section 5.10 is amended to read as follows:

5.10 Quorum. Not less than fifty percent (50%) of the elected Directors ~~and fifty percent (50%) of the Directors appointed pursuant to Section 5.3(c) of this Agreement authorized to vote on a matter as provided by this Agreement~~ shall constitute a quorum for the transaction of business at any Directors’ meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of the number of Directors constituting a quorum as provided by this Agreement.

Amendment to Section 5	Section 5 is amended to add the following Section 5.23:

5.23 Removal of Directors.

a. By the Members. The Members may remove an elected Director without cause, by the affirmative vote of two thirds (2/3) of the then outstanding Membership Voting Interests of the Company at a meeting called for that purpose (in person, by proxy or by mail ballot), if notice has been given that a purpose of the meeting is such removal. The Members may also remove an elected Director for cause in accordance with the procedures set forth in Section 6.10, if notice has been given that a purpose of the meeting is such

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removal.

b. By the Directors. A super majority of seventy-five percent (75%) of all Directors authorized to vote may remove any Director (whether elected or appointed), for cause, at a meeting called for that purpose, if proper notice has been given that a purpose of the meeting is such removal. In the case of removal of an elected Director by a super majority of seventy-five percent (75%) of all Directors authorized to vote, a majority of the remaining Directors shall appoint a new Director to fill the vacancy until the next Annual or Special Meeting of the Members. For purposes of this Section 5.23(b), the phrase “for cause” shall be interpreted to include conviction of a felony, engagement in fraudulent or dishonest conduct, or gross abuse of authority or discretion with respect to the Company.

c. Removal of an Appointed Director. In the case of a removal of an appointed Director, the Appointing Member shall appoint a replacement in accordance with Section 5.3(c).
     I, Dennis L. Boesiger, do hereby certify that I am the duly elected, qualified, and acting Secretary of the Company, and further certify that the above amendment was duly adopted by the affirmative vote (in person, by proxy, or by mail ballot) by a majority of the outstanding Membership Voting Interests of the Company at a Meeting of the Members held on February 1, 2008, in accordance with the provisions of the Company’s Operating Agreement.

/s/ Dennis L. Boesiger
Dennis L. Boesiger, Secretary

Approved:	/s/ Jack L. Alderman
Jack L. Alderman, Chairman

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APPENDIX B
PROPOSED AMENDED AND RESTATED OPERATING AGREEMENT

AMENDED AND RESTATED
OPERATING AGREEMENT
OF
E ENERGY ADAMS, LLC
Dated ____________

E ENERGY ADAMS, LLC
AMENDED AND RESTATED
OPERATING AGREEMENT

i

ii

iii

AMENDED AND RESTATED
OPERATING AGREEMENT
OF
E ENERGY ADAMS, LLC
     THIS AMENDED AND RESTATED OPERATING AGREEMENT (the “Agreement”) is entered into and shall be effective as of the                      day of                                         , 2008, by and among E Energy Adams, LLC, a Nebraska limited liability company (the “Company”), each of the Persons (as hereinafter defined) who are identified as Members on the attached Exhibit “A” and who have executed a counterpart of this Agreement and a Subscription Agreement, and any other Persons as may from time-to-time be subsequently admitted as a Member of the Company in accordance with the terms of this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Section 1.9.
     WHEREAS, the Company’s organizers caused to be filed with the State of Nebraska, Articles of Organization dated March 25, 2005, pursuant to the Nebraska Limited Liability Company Act (the “Act”); and
     WHEREAS, the initial Members of the Company adopted an Operating Agreement of the Company dated April 25, 2005, pursuant to the Act; and
     WHEREAS. The Members of the Company adopted the First Amendment to the Operating Agreement effective February 1, 2008; and
     WHEREAS, the Units of the Company are registered with the Securities and Exchange Commission (“SEC”) and the Directors have determined that it is in the best interest of the Company to divide the Units into different classes such that the Company has fewer than three hundred (300) Class A Unit Holders of record, resulting in a suspension of the Company’s reporting obligations as a public company upon making the appropriate filings with the SEC;
     WHEREAS, the Members desire to amend and restate the Operating Agreement dated April 25, 2005, as subsequently amended by the First Amendment to the Operating Agreement dated February 1, 2008, to revise and set forth the respective rights, duties and responsibilities with respect to the Company and its business and affairs in connection with the Classification (as defined in Section 1.9); and
     WHEREAS, the Directors have unanimously approved the Classification of the Membership Units and the Members have voted in favor of the Classification and the Amended and Restated Operating Agreement at a meeting of the Members held on                                         , 2008.
     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. THE COMPANY
1.1 Formation. The initial Members formed the Company as a Nebraska limited liability company by filing Articles of Organization with the Nebraska Secretary of State on March 31, 2005 pursuant to the provisions of the Act. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.
1.3 Name. The name of the Company shall be “E Energy Adams, LLC” and all business of the Company shall be conducted in such name.

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1.3 Purpose; Powers. The nature of the business and purposes of the Company are: (i) to own, construct, operate, lease, finance, contract with, and/or invest in ethanol production and co-product production facilities as permitted under the applicable laws of the State of Nebraska; (ii) to engage in the processing of corn, grains and other feedstock into ethanol and any and all related co-products, and the marketing of all products and co-products from such processing; and (iii) to engage in any other business and investment activity in which a Nebraska limited liability company may lawfully be engaged, as determined by the Directors. The Company has the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Company as set forth in this Section 1.3 and has, without limitation, any and all powers that may be exercised on behalf of the Company by the Directors pursuant to Section 5 hereof.
1.4 Principal Place of Business. The Company shall continuously maintain an office in Nebraska. The principal office of the Company shall be at 13238 East Aspen Road, Adams, NE 68301, or elsewhere in the State of Nebraska as the Directors may determine. Any documents required by the Act to be kept by the Company shall be maintained at the Company’s principal office.
1.5 Term. The term of the Company commenced on the date the Articles of Organization (the “Articles”) of the Company were filed with the office of the Nebraska Secretary of State, and shall continue until the winding up and liquidation of the Company and its business is completed following a Dissolution Event as provided in Section 10 hereof.
1.6 Title to Property. All Property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such Property (as hereinafter defined) in his/her/its individual name. Each Member’s interest in the Company shall be personal property for all purposes. At all times after the Effective Date, the Company shall hold title to all of its Property in the name of the Company and not in the name of any Member.
1.7 Payment of Individual Obligations. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be Transferred or encumbered for, or in payment of, any individual obligation of any Member.
1.8 Independent Activities; Transactions With Affiliates. The Directors shall be required to devote such time to the affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that the Director may deem appropriate in such Director’s discretion. Neither this Agreement nor any activity undertaken pursuant hereto shall (i) prevent any Member or Director or its Affiliates, acting on its own behalf, from engaging in whatever activities it chooses, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any Member; or (ii) require any Member or Director to permit the Company or Director or Member or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes, and renounces any such right or claim of participation. To the extent permitted by applicable law and subject to the provisions of this Agreement, the Directors are hereby authorized to cause the Company to purchase Property from, sell Property to or otherwise deal with any Member (including any Member who is also a Director), acting on its own behalf, or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been made with an independent third party.
1.9 Definitions. Capitalized words and phrases used in this Agreement have the following meanings:
     (a) “Act” means the Nebraska Limited Liability Company Act, as amended from time to time (or any corresponding provision or provisions of any succeeding law).
     (b) “Adjusted Capital Account Deficit” means, with respect to any Unit Holder, the deficit balance, if any, in such Unit Holder’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Unit Holder is deemed to be obligated to restore pursuant to the next to the last sentences in Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-

2

1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.
     (c) “Affiliate” means, with respect to any Person: (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any officer, director, general partner, member or trustee of such Person; or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, members, or persons exercising similar authority with respect to such Person or entities.
     (d) “Agreement” means this Amended and Restated Operating Agreement of E Energy Adams, LLC, as amended from time to time.
     (e) “Articles” means the Articles of Organization of the Company filed with the Nebraska Secretary of State, as same may be amended from time to time.
     (f) “Assignee” means a transferee of Units who is not admitted as a substituted member pursuant to Section 9.8.
     (g) “Capital Account” means the separate capital account maintained for each Unit Holder in accordance with Section 2.3.
     (h) “Capital Contributions” means, with respect to any Member, the amount of money (US Dollars) and the initial Gross Asset Value of any assets or property (other than money) contributed by the Member (or such Member’s predecessor in interest) to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) with respect to the Units in the Company held or purchased by such Member, including additional Capital Contributions.
     (i) “Class A Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class A Units. “Class A Members” means all such Persons.
     (j) “Class A Permitted Transfer” has the meaning set forth in Section 9.2(a) hereof.
     (k) “Class A Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class A Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
     (l) “Class A Unit Holder(s)” means the owner(s) of one or more Class A Units.
     (m) “Class B Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class B Units. “Class B Members” means all such Persons.
     (n) “Class B Permitted Transfer” has the meaning set forth in Section 9.2(b) hereof.
     (o) “Class B Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class B Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
     (p) “Class B Unit Holder(s)” means the owner(s) of one or more Class B Units.
     (q) “Class C Member” means any Person (i) who has become a Member pursuant to the terms of this Agreement, and (ii) who is the owner of one or more Class C Units. “Class C Members” means all such Persons.

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     (r) “Class C Permitted Transfer” has the meaning set forth in Section 9.2(c) hereof.
     (s) “Class C Unit” means an ownership interest in the Company representing a Capital Contribution made as provided in Section 2 in consideration of Units that have been classified into Class C Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.
     (t) “Class C Unit Holder(s)” means the owner(s) of one or more Class C Units.
     (u) “Classification” means the division of the Company’s Units into different classes such that the Company has fewer than 300 Class A Unit Holders of record, resulting in a suspension of the Company’s reporting obligations as a public company upon making the appropriate filings with the SEC.
     (v) “Classification Date” means 5:00 p.m. on __________, 2008.
     (w) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
     (x) “Company” means E Energy Adams, LLC, a Nebraska limited liability company.
     (y) “Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.
     (z) “Debt” means (i) any indebtedness for borrowed money or the deferred purchase price of property as evidenced by a note, bonds, or other instruments; (ii) obligations as lessee under capital leases; (iii) obligations secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on any asset owned or held by the Company whether or not the Company has assumed or become liable for the obligations secured thereby; (iv) any obligation under any interest rate swap agreement; (v) accounts payable; and (vi) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii), (iv) and (v), above provided that Debt shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of the Company’s business and are not delinquent or are being contested in good faith by appropriate proceedings.
     (aa) “Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Directors.
     (bb) “Director” means any Person who (i) is referred to as such in Section 5.1 of this Agreement or has become a Director pursuant to the terms of this Agreement, and (ii) has not ceased to be a Director pursuant to the terms of this Agreement. “Directors” means all such Persons. For purposes of the Act, the Directors shall be deemed to be the “managers” (as such term is defined and used in the Act) of the Company.
     (cc) “Dissolution Event” shall have the meaning set forth in Section 10.1 hereof.
     (dd) “Effective Date” means                                         .
     (ee) “Facilities” shall mean the ethanol production and co-product production facilities in Nebraska or such other location as may be determined by the Directors to be constructed and operated by the Company pursuant to the Company’s business plan.

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     (ff) “Fiscal Year” means (i) any twelve-month period commencing on October 1 and ending on September 30 and (ii) the period commencing on the immediately preceding October 1 and ending on the date on which all Property is distributed to the Unit Holders pursuant to Section 10 hereof, or, if the context requires, any portion of a Fiscal Year for which an allocation of Profits or Losses or a distribution is to be made. The Directors may establish a different Fiscal Year so long as the Fiscal Year chosen is not contrary to the Code or any provision of any state or local tax law.
     (gg) “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.
     (hh) “Gross Asset Value” means with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows: (i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 2.1 hereof shall be as set forth in such section; (ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Directors as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses (A) and (B) of this paragraph shall be made only if the Directors reasonably determine that such adjustment is necessary to reflect the relative economic interests of the Members in the Company; (iii) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Directors; and (iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Profits” and “Losses” or Section 3.3(c) hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.
     (ii) “Issuance Items” has the meaning set forth in Section 3.3(h) hereof.
     (jj) “Liquidation Period” has the meaning set forth in Section 10.6 hereof.
     (kk) “Liquidator” has the meaning set forth in Section 10.8 hereof.
     (ll) “Losses” has the meaning set forth in the definition of “Profits” and “Losses.”
     (mm) “Member” means any Person who has (i) become a Member pursuant to the terms of this Agreement and (ii) who is the owner of one or more Class A, Class B, or Class C Units.
     (nn) “Members” means all such Members.
     (oo) “Membership Economic Interest” means collectively, a Member’s share of “Profits” and “Losses,” the right to receive distributions of the Company’s assets, and the right to information concerning the business and affairs of the Company provided by the Act. The Membership Economic Interest of a Member is quantified by the unit of measurement referred to herein as “Units.”
     (pp) “Membership Interest” means collectively, the Membership Economic Interest and Membership Voting Interest.

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     (qq) “Membership Register” means the membership register maintained by the Company at its principal office or by a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Contributions of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.
     (rr) “Membership Voting Interest” means collectively, a Member’s right to vote as set forth in this Agreement or required by the Act. The Membership Voting Interest of a Member shall mean as to any matter to which the Member is entitled to vote hereunder or as may be required under the Act, the right to one (1) vote for each Unit registered in the name of such Member as shown in the Membership Register.
     (ss) “Net Cash Flow” means the gross cash proceeds of the Company less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements, and contingencies, all as reasonably determined by the Directors. “Net Cash Flow” shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances, but shall be increased by any reductions of reserves previously established.
     (tt) “Nonrecourse Deductions” has the meaning set forth in Section 1.704-2(b)(1) of the Regulations.
     (uu) “Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.
     (vv) “Officer” or “Officers” has the meaning set forth in Section 5.18 hereof.
     (ww) “Permitted Transfer” means all Class A, Class B and Class C Permitted Transfers when no distinction is required by the context in which the term is used herein.
     (xx) “Person” means any individual, partnership (whether general or limited), joint venture, limited liability company, corporation, trust, estate, association, nominee or other entity.
     (yy) “Profits and Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication): (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be added to such taxable income or loss; (ii) Any expenditures of the Company described in Code Section 705(a)(2)(b) or treated as Code Section 705(a)(2)(b) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of “Profits” and “Losses” shall be subtracted from such taxable income or loss; (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; (iv) Gain or loss resulting from any disposition of Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation; (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Unit Holder’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and (vii) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 3.3 and Section 3.4 hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.3 and Section 3.4 hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

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     (zz) “Property” means all real and personal property acquired by the Company, including cash, and any improvements thereto, and shall include both tangible and intangible property.
     (aaa) “Regulations” means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended from time to time.
     (bbb) “Regulatory Allocations” has the meaning set forth in Section 3.4 hereof.
     (ccc) “Related Party” means the adopted or birth relatives of any Person and such Person’s spouse (whether by marriage or common law), if any, including without limitation great-grandparents, grandparents, parents, children (including stepchildren and adopted children), grandchildren, and great-grandchildren thereof, and such Person’s (and such Person’s spouse’s) brothers, sisters, and cousins and their respective lineal ancestors and descendants, and any other ancestors and/or descendants, and any spouse of any of the foregoing, each trust created for the exclusive benefit of one or more of the foregoing, and the successors, assigns, heirs, executors, personal representatives and estates of any of the foregoing.
     (ddd) “Securities Act” means the Securities Act of 1933, as amended.
     (eee) “Subsidiary” means any corporation, partnership, joint venture, limited liability company, association or other entity in which such Person owns, directly or indirectly, fifty percent (50%) or more of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.
     (fff) “Tax Matters Member” has the meaning set forth in Section 7.4 hereof.
     (ggg) “Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, give, sell, exchange, assign, pledge, bequest or hypothecate or otherwise dispose of.
     (hhh) “Units” or “Unit” means all Class A, Class B and Class C Units when no distinction is required by the context in which the term is used herein.
     (iii) “Unit Holders” means all Class A, Class B and Class C Unit Holders when no distinction is required by the context in which the term is used herein.
     (jjj) “Unit Holder” means the owner of one or more Class A, Class B or Class C Units when no distinction is required by the context in which the term is used herein.
     (kkk) “Unit Holder Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Section 1.704-2(b)(4) of the Regulations.
     (lll) “Unit Holder Nonrecourse Debt Minimum Gain” means an amount, with respect to each Unit Holder Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Unit Holder Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.
     (mmm) “Unit Holder Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations.
SECTION 2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS
     2.1 Original Capital Contributions. The name, original Capital Contribution, and initial Units quantifying the Membership Interest of each Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register along with those Members admitted after to the Effective Date.

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2.2 Additional Capital Contributions; Additional Units. No Unit Holder shall be obligated to make any additional Capital Contributions to the Company or to pay any assessment to the Company, other than any unpaid amounts on such Unit Holder’s original Capital Contributions, and no Units shall be subject to any calls, requests or demands for capital. Subject to Section 5.7, additional Membership Economic Interests quantified by additional Units may be issued in consideration of Capital Contributions as agreed to between the Directors and the Person acquiring the Membership Economic Interest quantified by the additional Units. Each Person to whom additional Units are issued shall be admitted as a Member in accordance with this Agreement. Upon such Capital Contributions, the Directors shall cause the Membership Register as maintained by the Company at its principal office and incorporated herein by this reference, to be appropriately amended and such amendments shall not be considered amendments to this Agreement for purposes of Section 8.1 hereof.
2.3 Capital Accounts. A Capital Account shall be maintained for each Unit Holder in accordance with the following provisions:
     (e) To each Unit Holder’s Capital Account there shall be credited (i) such Unit Holder’s Capital Contributions; (ii) such Unit Holder’s distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Section 3.3 and Section 3.4; and (iii) the amount of any Company liabilities assumed by such Unit Holder or which are secured by any Property distributed to such Unit Holder;
     (f) To each Unit Holder’s Capital Account there shall be debited (i) the amount of money and the Gross Asset Value of any Property distributed to such Unit Holder pursuant to any provision of this Agreement; (ii) such Unit Holder’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 3.3 and 3.4 hereof; and (iii) the amount of any liabilities of such Unit Holder assumed by the Company or which are secured by any Property contributed by such Unit Holder to the Company;
     (g) In the event Units are Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Units; and
     (h) In determining the amount of any liability for purposes of subparagraphs (a) and (b) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.
The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Directors shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Unit Holders), are computed in order to comply with such Regulations, the Directors may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Section 10 hereof upon the dissolution of the Company. The Directors also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Unit Holders and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).
SECTION 3. ALLOCATIONS
3.1 Profits. After giving effect to the special allocations in Section 3.3 and Section 3.4 hereof, Profits for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.2 Losses. After giving effect to the special allocations in Section 3.3 and 3.4 hereof, Losses for any Fiscal Year shall be allocated among the Unit Holders in proportion to Units held.
3.3 Special Allocations. The following special allocations shall be made in the following order:
     (a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Company Minimum

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Gain during any Fiscal Year, each Unit Holder shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Company Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 3.3(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.
     (b) Unit Holder Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Section 3, if there is a net decrease in Unit Holder Nonrecourse Debt Minimum Gain attributable to a Unit Holder Nonrecourse Debt during any Fiscal Year, each Unit Holder who has a share of the Unit Holder Nonrecourse Debt Minimum Gain attributable to such Unit Holder Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Unit Holder’s share of the net decrease in Unit Holder Nonrecourse Debt Minimum Gain, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Unit Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 3.3(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.
     (c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit as soon as practicable, provided that an allocation pursuant to this Section 3.3(c) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 3 have been tentatively made as if this Section 3.3(c) were not in the Agreement.
     (d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement; and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 3.3(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 3 have been made as if Section 3.3(c) and this Section 3.3(d) were not in this Agreement.
     (e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated among the Members in proportion to Units held.
     (f) Unit Holder Nonrecourse Deductions. Any Unit Holder Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Unit Holder who bears the economic risk of loss with respect to the Unit Holder Nonrecourse Debt to which such Unit Holder Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).
     (g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Unit Holder in complete liquidation of such Unit Holder’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Unit Holders in accordance with their interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Unit Holder to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

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     (h) Allocations Relating to Taxable Issuance of Company Units. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of Units by the Company to a Unit Holder (the “Issuance Items”) shall be allocated among the Unit Holders so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Unit Holder shall be equal to the net amount that would have been allocated to each such Unit Holder if the Issuance Items had not been realized.
3.4 Curative Allocations. The allocations set forth in Sections 3.3(a), 3.3(b), 3.3(c), 3.3(d), 3.3(e), 3.3(f), 3.3(g) and 3.5 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 3.4. Therefore, notwithstanding any other provision of this Section 3 (other than the Regulatory Allocations), the Directors shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Sections 3.1, 3.2, and 3.3(h).
3.5 Loss Limitation. Losses allocated pursuant to Section 3.2 hereof shall not exceed the maximum amount of Losses that can be allocated without causing any Unit Holder to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Unit Holders would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 3.2 hereof, the limitation set forth in this Section 3.5 shall be applied on a Unit Holder by Unit Holder basis and Losses not allocable to any Unit Holder as a result of such limitation shall be allocated to the other Unit Holders in accordance with the positive balances in such Unit Holder’s Capital Accounts so as to allocate the maximum permissible Losses to each Unit Holder under Section 1.704-1(b)(2)(ii)(d) of the Regulations.
3.6 Other Allocation Rules.
     (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Directors using any permissible method under Code Section 706 and the Regulations thereunder.
     (b) The Unit Holders are aware of the income tax consequences of the allocations made by this Section 3 and hereby agree to be bound by the provisions of this Section 3 in reporting their shares of Company income and loss for income tax purposes.
     (c) Solely for purposes of determining a Unit Holder’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), the Unit Holders’ aggregate interests in Company profits shall be deemed to be as provided in the capital accounts. To the extent permitted by Section 1.704-2(h)(3) of the Regulations, the Directors shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Unit Holder Nonrecourse Debt only to the extent that such distributions would cause or increase an Adjusted Capital Account Deficit for any Unit Holder.
     (d) Allocations of Profits and Losses to the Unit Holders shall be allocated among them in the ratio which each Unit Holder’s Units bears to the total number of Units issued and outstanding.
3.7 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any Property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Unit Holders so as to take account of any variation between the adjusted basis of such Property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value). In the event the Gross Asset Value of any

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Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Directors in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 3.7 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Unit Holder’s Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.
3.8 Tax Credit Allocations. All credits against income tax with respect to the Company’s property or operations shall be allocated among the Members in accordance with their respective membership interests in the Company for the Fiscal Year during which the expenditure, production, sale, or other event giving rise to the credit occurs. This Section 3.8 is intended to comply with the applicable tax credit allocation principles of section 1.704-1(b)(4)(ii) of the Regulations and shall be interpreted consistently therewith.
SECTION 4. DISTRIBUTIONS
4.1 Net Cash Flow. The Directors, in their discretion, shall make distributions of Net Cash Flow, if any, to the Members. Except as otherwise provided in Section 10 hereof, Net Cash Flow, if any, shall be distributed to the Unit Holders in proportion to Units held subject to, and to the extent permitted by, any loan covenants or restrictions on such distributions agreed to by the Company in any loan, credit or any other debt financing agreements with the Company’s lenders and creditors from time to time in effect. In determining Net Cash Flow, the Directors shall endeavor to provide for cash distributions at such times and in such amounts as will permit the Unit Holders to make timely payment of income taxes.
4.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Unit Holders shall be treated as amounts paid or distributed, as the case may be, to the Unit Holders with respect to which such amount was withheld pursuant to this Section 4.2 for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Unit Holders, and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law or any foreign law, and shall allocate any such amounts to the Unit Holders with respect to which such amount was withheld.
4.3 Limitations on Distributions. The Company shall make no distributions to the Unit Holders except as provided in this Section 4 and Section 10 hereof. Notwithstanding any other provision, no distribution shall be made if it is not permitted to be made under the Act.
SECTION 5. MANAGEMENT
5.1 Directors. Except as otherwise provided in this Agreement, the Directors shall direct the business and affairs of the Company, and shall exercise all of the powers of the Company except such powers as are by this Agreement conferred upon or reserved to the Members. The Directors shall adopt such policies, rules, regulations, and actions not inconsistent with law or this Agreement as it may deem advisable. Subject to Section 5.7 hereof or any other express provisions hereof, the business and affairs of the Company shall be managed by or under the direction of the Directors and not by its Members. The amendment or repeal of this section or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests.
5.2 Number of Total Directors. The total number of Directors of the Company shall be fixed at nine (9), subject to increase based upon the number of Directors appointed pursuant to Section 5.3(c). Subject to the election and appointment of Directors pursuant to the terms of this Operating Agreement, the Class A Members may increase or decrease the number of Directors last approved and may change from a variable range to a fixed number or visa versa by the affirmative vote of a majority of the Class A Membership Voting Interests represented at a meeting of the Class A Members entitled to vote on the matter (represented in person, by proxy, or by mail ballot). However, the relative ratio of the number of elected Directors to appointed Directors shall always result in a majority of elected Directors.

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5.3 Election of Directors.
     (a) Election of Directors and Terms. The initial Directors shall be appointed by the initial Members and shall include the individuals set forth on Exhibit “B” attached hereto. The initial Directors shall serve until the first annual or special meeting of the Members following the date on which substantial operations of the Facilities commence, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Director. In accordance with Section 5.2, at the first annual or special meeting of the Members following the date on which substantial operations of the Facilities commence, the number of directors shall be reduced and become fixed at nine (9). After the expiration of the initial terms of the Directors, at each annual meeting of the Members, Directors shall be elected by the Class A and Class B Members for staggered terms of three (3) years and until a successor is elected and qualified; provided however, that any Member who is authorized to appoint a Director pursuant to Section 5.3(c) shall not be entitled to vote for the election of any other Directors that the Class A and Class B Members are entitled to elect, and the Units held by such Member shall not be included in determining a plurality of the Membership Voting Interests for purposes of electing Directors. The terms of Group I Directors shall expire first (initial term of one year with successors elected to three year terms thereafter), followed by those of Group II Directors (initial term of two years with successors elected to three year terms thereafter), and then Group III Directors (initial and subsequent terms of three years). Except for the special right of appointment of certain Directors as provided in subsection (c) hereof, Directors shall be elected by a plurality vote of the Class A and Class B Members so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Directors.
     (b) Nominations for Directors. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Class A or Class B Member entitled to vote generally in the election of Directors. However, any Class A or Class B Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth:
(i)	the name and address of record of the Class A or Class B Member who intends to make the nomination;

(ii)	a representation that the Member is a holder of record of Class A or Class B Units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii)	the name, age, business and residence addresses, and principal occupation or employment of each nominee;

(iv)	a description of all arrangements or understandings between the Class A or Class B Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Class A or Class B Members;

(v)	such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

(vi)	the consent of each nominee to serve as a Director of the Company if so elected; and

(vii)	a nominating petition signed and dated by Class A Members and/or Class B Members holding at least five percent (5%) of the total Class A and Class B Units then outstanding and clearly setting forth the proposed nominee as a candidate of the Director’s seat to be filled at the next election of Directors.
The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The amendment or repeal of this Section or the adoption of any provision

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inconsistent therewith shall require the approval of the Class A Members pursuant to Section 8.1 of this Agreement. Whenever a vacancy occurs other than from expiration of a term of office or removal from office by the Members in accordance with Section 5.23, a majority of the remaining Directors shall appoint a new Director to fill the vacancy until the next Annual or Special Meeting of the Members. However, if a vacancy occurs by removal of a Director appointed by an Appointing Member in accordance with Section 5.3(c), the Appointing Member shall appoint a new Director within 30 days to fill the vacancy.
     (c) Special Right of Appointment of Directors for Certain Members. Each Member who: (i) purchased two hundred (200) or more Units from the Company during the Company’s initial publicly registered offering dated May 15, 2006; or (ii) purchases two hundred (200) or more Class A Units from the Company after the Effective Date of this Agreement shall be entitled to appoint one (1) Director, so long as the Member (hereinafter referred to as the “Appointing Member”) is the holder of two hundred (200) or more Class A Units after the Classification. Class A Units held by an Affiliate or Related Party of a Member shall be included in the determination of whether the Member holds the requisite number of Units for purposes of this section. Only Members who acquire two hundred (200) or more Units from the Company in its initial registered offering or who purchases two hundred (200) or more Class A Units from the Company subsequent to the Effective Date of this Agreement are granted appointment rights hereunder. A Director appointed by a Member under this section shall serve indefinitely at the pleasure of the Member appointing him or her until a successor is appointed, or until the earlier death, resignation, or removal of the Director. Any Director appointed under this section may be removed for any reason by the Member appointing him or her, upon written notice to the Board of Directors, which notice may designate and appoint a successor Director to fill the vacancy, and which notice may be given at a meeting of the Board of Directors attended by the person appointed to fill the vacancy. Any such vacancy shall be filled within thirty days of its occurrence by the Appointing Member. In the event that the number of Class A Units held by a Member falls below the threshold of two hundred (200) Class A Units after the Classification, the term of any Director appointed by such Member shall terminate, the seat will dissolve, and the Member shall elect Directors collectively with the other Class A and Class B Members in accordance with Section 5.3(a).
5.4 Committees. A resolution approved by the affirmative vote of a majority of the Directors may establish committees having the authority of the Directors in the management of the business of the Company to the extent consistent with this Agreement and provided in the resolution. A committee shall consist of one or more persons appointed by affirmative vote of a majority of the Directors present. A majority of the committee members shall be Directors but not every committee member is required to be a Director. Committees may include a compensation committee and/or an audit committee, in each case consisting of one or more independent Directors or other independent persons. Committees are subject to the direction and control of the Directors and vacancies in the membership thereof shall be filled by the Directors. A majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the Directors present.
5.5 Authority of Directors. Subject to the limitations and restrictions set forth in this Agreement, the Directors shall direct the management of the business and affairs of the Company and shall have all of the rights and powers which may be possessed by a “manager” under the Act including, without limitation, the right and power to do or perform the following and, to the extent permitted by the Act or this Agreement, the further right and power by resolution of the Directors to delegate to the Officers or such other Person or Persons to do or perform the following:
     (p) Conduct its business, carry on its operations and have and exercise the powers granted by the Act in any state, territory, district or possession of the United States, or in any foreign country which may be necessary or convenient to effect any or all of the purposes for which it is organized;
     (q) Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Company;
     (r) Operate, maintain, finance, improve, construct, own, grant operations with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Company;

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     (s) Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the management, maintenance, and operation of the business, or in connection with managing the affairs of the Company, including, executing amendments to this Agreement and the Articles in accordance with the terms of this Agreement, both as Directors and, if required, as attorney-in-fact for the Members pursuant to any power of attorney granted by the Members to the Directors;
     (t) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Company, and secure the same by mortgage, pledge, or other lien on any Company assets;
     (u) Execute, in furtherance of any or all of the purposes of the Company, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Company assets;
     (v) Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the assets of the Company and in connection therewith execute any extensions or renewals of encumbrances on any or all of such assets;
     (w) Care for and distribute funds to the Members by way of cash income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the objectives of the Company or this Agreement;
     (x) Contract on behalf of the Company for the employment and services of employees and/or independent contractors, such as lawyers and accountants, and delegate to such Persons the duty to manage or supervise any of the assets or operations of the Company;
     (y) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Company assets and Directors’ and Officers’ liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified;
     (z) Take, or refrain from taking, all actions, not expressly proscribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Company;
     (aa) Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the Company, the Members or the Directors or Officers in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith;
     (bb) Purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, other limited liability companies, or individuals or direct or indirect obligations of the United States or of any government, state, territory, government district or municipality or of any instrumentality of any of them;
     (cc) Agree with any Person as to the form and other terms and conditions of such Person’s Capital Contribution to the Company and cause the Company to issue Membership Economic Interests and Units in consideration of such Capital Contribution; and
     (dd) Indemnify a Member or Directors or Officers, or former Members or Directors or Officers, and to make any other indemnification that is authorized by this Agreement in accordance with, and to the fullest extent permitted by, the Act.
5.6 Director as Agent. Notwithstanding the power and authority of the Directors to manage the business and affairs of the Company, no Director shall have authority to act as agent for the Company for the purposes of its

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business (including the execution of any instrument on behalf of the Company) unless the Directors have authorized the Director to take such action. The Directors may also delegate authority to manage the business and affairs of the Company (including the execution of instruments on behalf of the Company) to such Person or Persons (including to any Officers) designated by the Directors, and such Person or Persons (or Officers) shall have such titles and authority as determined by the Directors.
5.7 Restrictions on Authority of Directors.
     (a) The Directors shall not have authority to, and they covenant and agree that they shall not, do any of the following acts without the unanimous consent of the Class A Members:
(v)	Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 1.3 hereof;

(vi)	Knowingly do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

(vii)	Possess Company Property, or assign rights in specific Company Property, for other than a Company purpose; or

(viii)	Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company.
     (b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the total Class A Membership Voting Interests outstanding:
(vi)	Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

(vii)	Issue Units at a purchase price of less than $5,000 per Unit;

(viii)	Issue more than an aggregate of 10,000 Units; and

(ix)	Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.
     (c) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to be dissolved unless the Members have consented to such dissolution by the affirmative vote of a two-thirds (2/3) super majority of the Membership Voting Interests represented at a meeting of the Members for such purpose at which a quorum is present (in person, by proxy or by mail ballot) and entitled to vote on the matter. As stated in this Agreement, each of the Class A, Class B and Class C Membership Voting Interests are entitled to vote on dissolution of the Company, however, the three membership classes shall vote together as a single class and not as separate classes for purposes of voting on dissolution of the Company.
The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Directors that are specified in the Act as requiring the consent or approval of the Members.
5.8 Director Meetings and Notice. Meetings of the Directors shall be held at such times and places as shall from time to time be determined by the Directors. Meetings of the Directors may also be called by the Chairman of the Company or by any two or more Directors. If the date, time, and place of a meeting of the Directors has been announced at a previous meeting, no notice shall be required. In all other cases, five (5) days’ written notice of meetings, stating the date, time, and place thereof and any other information required by law or desired by the Person(s) calling such meeting, shall be given to each Director. Any Director may waive notice of any meeting. A

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waiver of notice by a Director is effective whether given before, at, or after the meeting, and whether given orally, in writing, or by attendance. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, unless such Director objects at the beginning of the meeting to the transaction of business on the grounds that the meeting is now lawfully called or convened and does not participate thereafter in the meeting.
5.9 Action Without a Meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by a super majority of seventy-five percent (75%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.
5.10 Quorum; Manner of Acting. Not less than fifty percent (50%) of the Directors shall constitute a quorum for the transaction of business at any Directors’ meeting. Each Director shall have one (1) vote at meetings of the Directors. The Directors shall take action by the vote of a majority of the Directors constituting a quorum as provided by this Agreement.
5.11 Voting; Potential Financial Interest. No Director shall be disqualified from voting on any matter to be determined or decided by the Directors solely by reason of such Director’s (or his/her Affiliate’s) potential financial interest in the outcome of such vote, provided that the nature of such Director’s (or his/her Affiliate’s) potential financial interest was reasonably disclosed to the Board of Directors on behalf of the Company at the time of such vote.
5.12 Duties and Obligations of Directors. The Directors shall cause the Company to conduct its business and operations separate and apart from that of any Director or any of its Affiliates. The Directors shall take all actions which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Nebraska and each other jurisdiction in which such existence is necessary to protect the limited liability of Members or to enable the Company to conduct the business in which it is engaged, and (ii) for the accomplishment of the Company’s purposes, including the acquisition, development, maintenance, preservation, and operation of Company Property in accordance with the provisions of this Agreement and applicable laws and regulations. Each Director shall have the duty to discharge the foregoing duties in good faith, in a manner the Director believes to be in the best interests of the Company, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. The Directors shall be under no other fiduciary duty to the Company or the Members to conduct the affairs of the Company in a particular manner.
5.13 Chairman and Vice Chairman. Unless provided otherwise by a resolution adopted by the Directors, the Chairman shall preside at meetings of the Members and the Directors; shall see that all orders and resolutions of the Directors are carried into effect; may maintain records of and certify proceedings of the Directors and Members; and shall perform such other duties as may from time to time be prescribed by the Directors. The Vice Chairman shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman and shall perform such other duties as the Directors or the Chairman may from time to time prescribe. The Directors may designate more than one Vice Chairmen, in which case the Vice Chairmen shall be designated by the Directors so as to denote which is most senior in office.
5.14 President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.
5.15 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes,

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checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.
5.16 Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or person authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.
5.17 Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.
5.18 Delegation. Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.
5.19 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolutions(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.
5.20 Limitation of Liability; Indemnification of Directors. To the maximum extent permitted under the Act and other applicable law, no Member, Director or Officer of this Company shall be personally liable for any debt, obligation or liability of this Company merely by reason of being a Member, Director, Officer or all of the foregoing. No Director or Officer of this Company shall be personally liable to this Company or its Members for monetary damages for a breach of fiduciary duty by such Director or Officer; provided that this provision shall not eliminate or limit the liability of a Director or Officer for any of the following: (i) for any breach of the duty of loyalty to the Company or its Members; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; or (iii) for a transaction from which the Director or Officer derived an improper personal benefit or a wrongful distribution in violation of the Act. To the maximum extent permitted under the Act and other applicable law, the Company, its receiver, or its trustee (in the case of its receiver or trustee, to the extent of Company Property) shall indemnify, save and hold harmless, and pay all judgments and claims against each Director or Officer relating to any liability or damage incurred by reason of any act performed or omitted to be performed by such Director, or Officer, in connection with the business of the Company, including reasonable attorneys’ fees incurred by such Director in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, including all such liabilities under federal and state securities laws as permitted by law. To the maximum extent permitted under the Act and other applicable law, in the event of any action by a Unit Holder against any Director or Officer, including a derivative suit, the Company shall indemnify, save harmless, and pay all costs, liabilities, damages and expenses of such Director or Officer, including reasonable attorneys’ fees incurred in the defense of such action. Notwithstanding the foregoing provisions, no Director or Officer shall be indemnified by the Company to the extent prohibited or limited (but only to the extent limited) by the Act. The Company may purchase and maintain insurance on behalf of any Person in such Person’s official capacity against any liability asserted against and incurred by such Person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the Person against the liability.
5.21 Compensation; Expenses of Directors. No Member or Director shall receive any salary, fee, or draw for services rendered to or on behalf of the Company merely by virtue of their status as a Member or Director, it being the intention that, irrespective of any personal interest of any of the Directors, the Directors shall have authority to

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establish reasonable compensation of all Directors for services to the Company as Directors, Officers, or otherwise. Except as otherwise approved by or pursuant to a policy approved by the Directors, no Member or Director shall be reimbursed for any expenses incurred by such Member or Director on behalf of the Company. Notwithstanding the foregoing, by resolution by the Directors, the Directors may be paid as reimbursement therefor, their expenses, if any, of attendance at each meeting of the Directors. In addition, the Directors, by resolution, may approve from time to time, the salaries and other compensation packages of the Officers of the Company.
5.22 Loans. Any Member or Affiliate may, with the consent of the Directors, lend or advance money to the Company. If any Member or Affiliate shall make any loan or loans to the Company or advance money on its behalf, the amount of any such loan or advance shall not be treated as a contribution to the capital of the Company but shall be a debt due from the Company. The amount of any such loan or advance by a lending Member or Affiliate shall be repayable out of the Company’s cash and shall bear interest at a rate not in excess of the prime rate established, from time to time, by any major bank selected by the Directors for loans to its most creditworthy commercial borrowers, plus four percent (4%) per annum. If a Director, or any Affiliate of a Director, is the lending Member, the rate of interest and the terms and conditions of such loan shall be no less favorable to the Company than if the lender had been an independent third party. None of the Members or their Affiliates shall be obligated to make any loan or advance to the Company.
5.23 Removal of Directors.
     (a) By the Class A Members. The Class A Members may remove an elected Director without cause, by the affirmative vote of two thirds (2/3) of the total Class A Units then outstanding at a meeting called for that purpose (represented in person, by proxy or by mail ballot), if notice has been given that a purpose of the meeting is such removal. The Class A Members may also remove an elected Director for cause in accordance with the procedures set forth in Section 6.10, if notice has been given that a purpose of the meeting is such removal.
     (b) By the Directors. A super majority of seventy-five percent (75%) of all Directors authorized to vote may remove any Director (whether elected or appointed), for cause, at a meeting of the board of directors called for that purpose, if proper notice has been given that a purpose of the meeting is such removal. In the case of removal of an elected Director by a super majority of seventy-five percent (75%) of all Directors authorized to vote, a majority of the remaining Directors shall appoint a new Director to fill the vacancy until the next Annual or Special Meeting of the Members. For purposes of this Section 5.23(b), the phrase “for cause” shall be interpreted to include conviction of a felony, engagement in fraudulent or dishonest conduct, or gross abuse of authority or discretion with respect to the Company.
     (c) Removal of an Appointed Director. In the case of a removal of an appointed Director, the Appointing Member shall appoint a replacement in accordance with Section 5.3(c).
SECTION 6. ROLE OF MEMBERS
6.1 Classification of Membership Units. A Member’s Membership Interest in the Company shall be designated in Units. Effective as of the Classification Date, there shall be three (3) classes of Membership Units such that:
     (a) each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of five (5) or more Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class A Unit;
     (b) each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of at least three (3) but no more than four (4) Units on the Classification Date shall by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class B Unit; and
     (c) each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of two (2) or fewer Units on the Classification Date shall, by virtue of this Section 6.1 and without any action on the part of the holder thereof, hereafter be classified as a Class C Unit.

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     The classification of each Unit as a Class A Unit, Class B Unit or Class C Unit effective as of the Classification Date, as provided in this Section 6.1, shall remain in effect permanently following the Classification Date.
6.2 Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs to act for or bind the Company in any way.
6.3 Voting Rights.
     (a) The Class A Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class A Members shall be entitled to vote on all matters brought before the Members.
     (b) The Class B Members shall have voting rights as defined by the Membership Voting Interest of such Member and in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class B Members shall be entitled to vote only upon:
          (i) election of Directors pursuant to Section 5.3; and
          (ii) dissolution of the Company pursuant to Section 5.7(c).
     (c) The Class C Members shall have voting rights as defined by the Membership Voting Interest of such Member in accordance with the provisions of this Agreement. Except as otherwise provided by this Agreement, the Class C members shall be entitled to vote only upon the dissolution of the Company pursuant to Section 5.7(c).
     (d) Except as required by law or otherwise provided by Section 8.1 of this Agreement, on any matter upon which more than one class of Members are entitled to vote, the Class A Members, Class B Members, and or Class C Members shall vote together as a single class and not as separate classes.
6.4 Members. Each Person who desires to become a Member must complete and execute a signature page to this Agreement in the form of Exhibit “C” attached hereto and such other documents as may be required by the Directors. Each prospective Member must be approved and admitted to the Company by the Board of Directors. The Membership Interests of the Members shall be set forth on the Membership Register as maintained by the Company at its principal office and by this reference is incorporated herein.
6.5 Additional Members. No Person shall become a Member without the approval of the Directors. The Directors may refuse to admit any Person as a Member at their sole discretion. Any such additional Member shall pay such purchase price for his/her/its Membership Interest and shall be admitted in accordance with such terms and conditions as the Board of Directors shall approve. Any such admission must comply with the requirements described in this Agreement and will be effective only after such Person has executed and delivered to the Company an Addendum to this Agreement in the form of Exhibit C, attached hereto and any additional documentation as determined by the Directors to be necessary and appropriate to effect such admission. Upon execution of such Addendum, such additional Members shall be deemed to be parties to this Agreement as if they had executed this Agreement on the original date hereof, and, along with the parties to this Agreement, shall be bound by all the provisions hereof from and after the date of execution hereof. The Members hereby designate and appoint the Board of Directors to accept such additional Members and to sign on their behalf any Addendum in the form of Exhibit C, attached hereto. Upon the admission of a Member the Directors shall cause the Membership Register to be appropriately amended. Such amendments shall not be considered amendments pursuant to Section 8.1 of this Agreement and will not require Member action for purposes of Section 8.1. All Members acknowledge that the admission of additional Members may result in a dilution of the current Members’ Membership Interests.
6.6 Member Meetings. Meetings of the Members shall be called by the Directors, and shall be held at the principal office of the Company or at such other place as shall be designated by the person calling the meeting. Members representing an aggregate of not less than thirty percent (30%) of the Membership Voting Interests may

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also in writing demand that the Directors call a meeting of the Members. Regular meetings of the Members shall be held not less than once per Fiscal Year.
6.7 Conduct of Meetings. Subject to the discretion of the Directors, the Members may participate in any meeting of the Members by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear and speak with each other.
6.8 Notice of Meetings; Waiver. Notice of the meeting, stating the place, day and hour of the meeting, shall be given to each Member in accordance with Section 11.1 hereof at least twenty (20) days and no more than sixty (60) days before the day on which the meeting is to be held. A Member may waive the notice of meeting required hereunder by written notice of waiver signed by the Member whether given before, during or after the meeting. Attendance by a Member at a meeting is waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.
6.9 Quorum and Proxies. The presence (in person or by proxy or mail ballot) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests entitled to vote on the matter presented at the meeting is required for the transaction of business at a meeting of the Members. Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Directors.
6.10 Voting; Action by Members. If a quorum is present, the affirmative vote of a majority of the Membership Voting Interests represented at a meeting of the Members (in person, by proxy, or by mail ballot) and entitled to vote on the matter shall constitute the act of the Members, unless the vote of a greater or lesser proportion or numbers is otherwise required by this Agreement.
6.11 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed (or otherwise delivered) or the date on which the resolution declaring the distribution is adopted, as the case may be, shall be the record date for determination of Members.
6.12 Termination of Membership. The membership of a Member in the Company shall terminate upon the occurrence of events described in the Act, including resignation and withdrawal. If for any reason the membership of a Member is terminated, the Member whose membership has terminated loses all Membership Voting Interests and shall be considered merely as Assignee of the Membership Economic Interest owned before the termination of membership, having only the rights of an unadmitted Assignee provided for in Section 9.7 hereof.
6.13 Continuation of the Company. The Company shall not be dissolved upon the occurrence of any event that is deemed to terminate the continued membership of a Member. The Company’s affairs shall not be required to be wound up. The Company shall continue without dissolution.
6.14 No Obligation to Purchase Membership Interest. No Member whose membership in the Company terminates, nor any transferee of such Member, shall have any right to demand or receive a return of such terminated Member’s Capital Contributions or to require the purchase or redemption of the Member’s Membership Interest. The other Members and the Company shall not have any obligation to purchase or redeem the Membership Interest of any such terminated Member or transferee of any such terminated Member.
6.15 Waiver of Dissenters Rights. Each Member hereby disclaims, waives and agrees, to the fullest extent permitted by law or the Act, not to assert dissenters’ or similar rights under the Act.
SECTION 7. ACCOUNTING, BOOKS AND RECORDS
7.1 Accounting, Books and Records. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with GAAP. The books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business. The Company shall

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maintain at its principal office all of the following: (i) A current list of the full name and last known business or residence address of each Member and Assignee set forth in alphabetical order, together with the Capital Contributions, Capital Account and Units of each Member and Assignee; (ii) The full name and business address of each Director; (iii) A copy of the Articles and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Articles or any amendments thereto have been executed; (iv) Copies of the Company’s federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years; (v) A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed; and (vi) Copies of the financial statements of the Company, if any, for the six most recent Fiscal Years. The Company shall use the accrual method of accounting in preparation of its financial reports and for tax purposes and shall keep its books and records accordingly.
7.2 Delivery to Members and Inspection. Any Member or its designated representative shall have reasonable access during normal business hours to the information and documents kept by the Company pursuant to Section 7.1. The rights granted to a Member pursuant to this Section 7.2 are expressly subject to compliance by such Member with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time. Upon the request of any Member for purposes reasonably related to the interest of that Person as a Member, the Directors shall promptly deliver to the requesting Member, at the expense of the requesting Member, a copy of the information required to be maintained under Section 7.1. Each Member has the right, upon reasonable request for purposes reasonably related to the interest of the Person as a Member and for proper purposes, to: (i) inspect and copy during normal business hours any of the Company records described in Section 7.1; and (ii) obtain from the Directors, promptly after their becoming available, a copy of the Company’s federal, state, and local income tax or information returns for each Fiscal Year. Each Assignee shall have the right to information regarding the Company only to the extent required by the Act.
7.3 Reports. The chief financial officer of the Company shall be responsible for causing the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. The Company shall cause to be delivered to each Member the financial statements listed below, prepared, in each case (other than with respect to Member’s Capital Accounts, which shall be prepared in accordance with this Agreement) in accordance with GAAP consistently applied. Delivery of the financial statements shall occur as soon as practicable following the end of each Fiscal Year (and in any event not later than one hundred and twenty (120) days after the end of such Fiscal Year) and at such time as distributions are made to the Unit Holders pursuant to Section 10 hereof following the occurrence of a Dissolution Event. The financial statements shall consist of a balance sheet of the Company as of the end of such Fiscal Year and the related statements of operations, Unit Holders’ Capital Accounts and changes therein, and cash flows for such Fiscal Year, together with appropriate notes to such financial statements and supporting schedules, all of which shall be audited and certified by the Company’s accountants, and in each case, to the extent the Company was in existence, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year end (in the case of the balance sheet) and the two (2) immediately preceding Fiscal Years (in the case of the statements). For purposes of this paragraph, public access to the financial statements through either the Company’s or the Securities and Exchange Commission’s website shall constitute delivery pursuant to this Section 7.3.
7.4 Tax Matters. The Directors shall, without any further consent of the Unit Holders being required (except as specifically required herein), make any and all elections for federal, state, local, and foreign tax purposes as the Directors shall determine appropriate and represent the Company and the Unit Holders before taxing authorities or courts of competent jurisdiction in tax matters affecting the Company or the Unit Holders in their capacities as Unit Holders, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Unit Holders with respect to such tax matters or otherwise affect the rights of the Company and the Unit Holders. The Directors shall designate a Person to be specifically authorized to act as the “Tax Matters Member” under the Code and in any similar capacity under state or local law; provided, however, that the Directors shall have the authority to designate, remove and replace the Tax Matters Member who shall act as the tax matters partner within the meaning of and pursuant to Regulations Sections 301.6231(a)(7)-1 and -2 or any similar provision under state or local law. Necessary tax information shall be delivered to each Unit Holder as soon as practicable after the end of each Fiscal Year of the Company but not later than three (3) months after the end of each Fiscal Year.

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SECTION 8. AMENDMENTS
8.1 Amendments. Amendments to this Agreement may be proposed by the Board of Directors or any Class A Member. Following such proposal, the Board of Directors shall submit to the Class A Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Board of Directors shall include in any such submission a recommendation as to the proposed amendment. The Board of Directors shall seek the written vote of the Class A Members on the proposed amendment or shall call a meeting of the Class A Members to vote thereon and to transact any other business that it may deem appropriate. Except as otherwise provided under this Agreement, a proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Membership Voting Interests of the Class A Members represented at a Meeting of the Class A Members (in person, by proxy, or by mail ballot). Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of the holders of 75% of Units of each Class of Units adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.
SECTION 9. TRANSFERS
9.1 Restrictions on Transfers. Except as otherwise permitted by this Agreement, no Member shall Transfer all or any portion of its Units. In the event that any Member pledges or otherwise encumbers all or any part of its Units as security for the payment of a Debt, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all of the terms and conditions of this Section 9. In the event such pledgee or secured party becomes the Unit Holder hereunder pursuant to the exercise of such party’s rights under such pledge or hypothecation agreement, such pledgee or secured party shall be bound by all terms and conditions of this Operating Agreement and all other agreements governing the rights and obligations of Unit Holders. In such case, such pledgee or secured party, and any transferee or purchaser of the Units held by such pledgee or secured party, shall not have any Membership Voting Interest attached to such Units unless and until the Directors have approved in writing and admitted as a Member hereunder, such pledgee, secured party, transferee or purchaser of such Units.
9.2 Permitted Transfers.
     (a) Class A Permitted Transfer. Subject to the conditions and restrictions set forth in this Section 9, a Class A Member may Transfer all or any portion of its Class A Units to any Person approved by a majority of the Directors in writing. The Directors shall have the authority to disallow any proposed Transfer of Class A Units at their sole discretion. Any such Transfer set forth in this Section 9.2(a) and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Class A Permitted Transfer.”
     (b) Class B Permitted Transfer. Subject to the conditions and restrictions set forth in this Section 9, a Class B Member may Transfer all or any portion of its Class B Units to any Person approved by a majority of the Directors in writing. The Directors shall have the authority to disallow any proposed Transfer of Class B Units at their sole discretion. Any such Transfer set forth in this Section 9.2(b) and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Class B Permitted Transfer.”
     (c) Class C Permitted Transfer. Subject to the conditions and restrictions set forth in this Section 9, a Class C Member may Transfer all or any portion of its Class C Units to any Person approved by a majority of the Directors in writing. The Directors shall have the authority to disallow any proposed Transfer of Class C Units at their sole discretion. Any such Transfer set forth in this Section 9.2(c) and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Class C Permitted Transfer.”
9.3 Conditions Precedent to Transfers. In addition to the conditions set forth above, no Transfer of a Membership Interest shall be treated as a Permitted Transfer under Section 9.2 hereof unless and until the Directors have approved such Transfer as set forth in Section 9.2 and until all of the following conditions have been satisfied:
     (a) Except in the case of a Transfer involuntarily by operation of law, the transferor and transferee shall execute and deliver to the Company such documents and instruments of Transfer as may be necessary or

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appropriate in the opinion of counsel to the Company to effect such Transfer. In the case of a Transfer of Units involuntarily by operation of law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance satisfactory to counsel to the Company. In all cases, the transferor and/or transferee shall pay all reasonable costs and expenses connected with the Transfer and the admission of the Transferee as a Member and incurred as a result of such Transfer, including but not limited to, legal fees and costs.
     (b) The transferor and transferee shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Units transferred, and any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any transferred Units until it has received such information.
     (c) Except in the case of a Transfer of any Units involuntarily by operation of law, either (i) such Units shall be registered under the Securities Act, and any applicable state securities laws, or (ii) the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer is exempt from all applicable registration requirements and that such Transfer will not violate any applicable laws regulating the Transfer of securities.
     (d) Except in the case of a Transfer of Units involuntarily by operation of law, the transferor shall provide an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Directors, to the effect that such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.
     (e) Unless otherwise approved by the Directors and Members representing in the aggregate a 75% super majority of the Membership Voting Interests, no Transfer of Units shall be made except upon terms which would not, in the opinion of counsel chosen by and mutually acceptable to the Directors and the transferor Member, result in the termination of the Company within the meaning of Section 708 of the Code or cause the application of the rules of Sections 168(g)(1)(B) and 168(h) of the Code or similar rules to apply to the Company. If the immediate Transfer of such Unit would, in the opinion of such counsel, cause a termination within the meaning of Section 708 of the Code, then if, in the opinion of such counsel, the following action would not precipitate such termination, the transferor Member shall be entitled to (or required, as the case may be) (i) immediately Transfer only that portion of its Units as may, in the opinion of such counsel, be transferred without causing such a termination and (ii) enter into an agreement to Transfer the remainder of its Units, in one or more Transfers, at the earliest date or dates on which such Transfer or Transfers may be effected without causing such termination. The purchase price for the Units shall be allocated between the immediate Transfer and the deferred Transfer or Transfers pro rata on the basis of the percentage of the aggregate Units being transferred, each portion to be payable when the respective Transfer is consummated, unless otherwise agreed by the parties to the Transfer. In the case of a Transfer by one Member to another Member, the deferred purchase price shall be deposited in an interest-bearing escrow account unless another method of securing the payment thereof is agreed upon by the transferor Member and the transferee Member(s).
     (f) No notice or request initiating the procedures contemplated by Section 9.3 may be given by any Member after a Dissolution Event has occurred. No Member may sell all or any portion of its Units after a Dissolution Event has occurred.
     (g) No Person shall Transfer any Unit if, in the determination of the Directors, such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.
     (h) The Transfer will not result in the number of Class A Unit Holders of record equaling three hundred (300) or more, or such other number as required to maintain suspension of the Company’s reporting obligations under the Securities and Exchange Act of 1934, as amended, unless otherwise consented to by the Board of Directors.

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     (i) The Transfer will not result in the number of Class B or Class C Unit Holders of record equaling five hundred (500) or more, or such other number that would otherwise require the Company to register its Class B or Class C Units with the Securities and Exchange Commission, unless otherwise consented to by the Board of Directors.
The Directors shall have the authority to waive any legal opinion or other condition required in this Section 9.3 other than the Member approval requirement set forth in Section 9.3(e).
9.4 Prohibited Transfers. Any purported Transfer of Units that is not permitted under this Section shall be null and void and of no force or effect whatsoever; provided that, if the Company is required to recognize such a Transfer (or if the Directors, at their sole discretion, elect to recognize such a Transfer), the Units Transferred shall be strictly limited to the transferor’s Membership Economic Interests as provided by this Agreement with respect to the transferred Units, which Membership Economic Interests may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interest may have to the Company. In the case of a Transfer or attempted Transfer of Units that is not permitted under this Section, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Company and the other Members from all cost, liability, and damage that any of such indemnified Members may incur (including, without limitation, incremental tax liabilities, lawyers’ fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.
9.5 No Dissolution or Termination. The transfer of a Membership Interest pursuant to the terms of this Article shall not dissolve or terminate the Company. No Member shall have the right to have the Company dissolved or to have such Member’s Capital Contribution returned except as provided in this Agreement.
9.6 Prohibition of Assignment. Notwithstanding the foregoing provisions of this Article, Transfer of a Membership Interest may not be made if the Membership Interest sought to be sold, exchanged or transferred, when added to the total of all other Membership Interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the Company under Section 708 of the Internal Revenue Code. In the event of a transfer of any Membership Interests, the Members will determine, at their sole discretion, whether or not the Company will elect pursuant to Section 754 of the Internal Revenue Code (or corresponding provisions of future law) to adjust the basis of the assets of the Company.
9.7 Rights of Unadmitted Assignees. A Person who acquires Units but who is not admitted as a substituted Member pursuant to Section 9.8 hereof shall be entitled only to the Membership Economic Interests with respect to such Units in accordance with this Agreement, and shall not be entitled to the Membership Voting Interest with respect to such Units. In addition, such Person shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall not have any of the rights of a Member under the Act or this Agreement.
9.8 Admission of Substituted Members. As to Permitted Transfers, a transferee of Units shall be admitted as a substitute Member provided that such transferee has complied with the following provisions: (a) The transferee of Units shall, by written instrument in form and substance reasonably satisfactory to the Directors; (i) accept and adopt the terms and provisions of this Agreement, including this Section 9, and (ii) assume the obligations of the transferor Member under this Agreement with respect to the transferred Units. The transferor Member shall be released from all such assumed obligations except (x) those obligations or liabilities of the transferor Member arising out of a breach of this Agreement, (y) in the case of a Transfer to any Person other than a Member or any of its Affiliates, those obligations or liabilities of the transferor Member based on events occurring, arising or maturing prior to the date of Transfer, and (z) in the case of a Transfer to any of its Affiliates, any Capital Contribution or other financing obligation of the transferor Member under this Agreement; (b) The transferee pays or reimburses the Company for all reasonable legal, filing, and publication costs that the Company incurs in connection with the admission of the transferee as a Member with respect to the Transferred Units; and (c) Except in the case of a Transfer involuntarily by operation of law, if required by the Directors, the transferee (other than a transferee that was a Member prior to the Transfer) shall deliver to the Company evidence of the authority of such Person to become a Member and to be bound by all of the terms and conditions of this Agreement, and the transferee and transferor shall each execute and deliver such other instruments as the Directors reasonably deem necessary or appropriate to effect, and as a condition to, such Transfer.

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9.9 Representations Regarding Transfers.
     (a) Each Member hereby covenants and agrees with the Company for the benefit of the Company and all Members, that (i) it is not currently making a market in Units and will not in the future make a market in Units, (ii) it will not Transfer its Units on an established securities market, a secondary market (or the substantial equivalent thereof) within the meaning of Code Section 7704(b) (and any Regulations, proposed Regulations, revenue rulings, or other official pronouncements of the Internal Revenue Service or Treasury Department that may be promulgated or published thereunder), and (iii) in the event such Regulations, revenue rulings, or other pronouncements treat any or all arrangements which facilitate the selling of Company interests and which are commonly referred to as “matching services” as being a secondary market or substantial equivalent thereof, it will not Transfer any Units through a matching service that is not approved in advance by the Company. Each Member further agrees that it will not Transfer any Units to any Person unless such Person agrees to be bound by this Section 9 and to Transfer such Units only to Persons who agree to be similarly bound.
     (b) Each Member hereby represents and warrants to the Company and the Members that such Member’s acquisition of Units hereunder is made as principal for such Member’s own account and not for resale or distribution of such Units. Each Member further hereby agrees that the following legend, as the same may be amended by the Directors at their sole discretion, may be placed upon any counterpart of this Agreement, the Articles, or any other document or instrument evidencing ownership of Units:
THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT AND AGREED TO BY EACH MEMBER.
THE UNITS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, OR TRANSFERRED IN ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.
9.10 Distribution and Allocations in Respect of Transferred Units. If any Units are Transferred during any Fiscal Year in compliance with the provisions of this Section 9, Profits, Losses, each item thereof, and all other items attributable to the Transferred Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Directors. All distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such allocations and distributions, the Company shall recognize such Transfer to be effective as of the first day of the month following the month in which all documents to effectuate the transfer have been executed and delivered to the Company, provided that, if the Company does not receive a notice stating the date such Units were transferred and such other information as the Directors may reasonably require within thirty (30) days after the end of the Fiscal Year during which the Transfer occurs, then all such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Company, was the owner of the Units on the last day of such Fiscal Year. Neither the Company nor any Member shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 9.10, whether or not the Directors or the Company has knowledge of any Transfer of ownership of any Units.
SECTION 10. DISSOLUTION AND WINDING UP
10.1 Dissolution. The Company shall dissolve and shall commence winding up and liquidating upon the first to occur of any of the following (each a “Dissolution Event”): (i) The affirmative vote of a two-thirds (2/3) super majority of the Membership Voting Interests represented at a meeting of the Members for such purpose at which a quorum is present (in person, by proxy or by mail ballot) and entitled to vote to dissolve, wind up, and liquidate the

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Company; or (ii) The entry of a decree of judicial dissolution pursuant to the Act. The Members hereby agree that, notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Dissolution Event. Each of the Class A, Class B and Class C Membership Voting Interests are entitled to vote on dissolution of the Company, however, the three membership classes shall vote together as a single class and not as separate classes for purposes of voting on dissolution of the Company.
10.2 Winding Up. Upon the occurrence of a Dissolution Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members, and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company’s business and affairs, PROVIDED that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Members until such time as the Property has been distributed pursuant to this Section 10.2 and the Articles have been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the prompt and orderly winding up and dissolution of the Company. The Liquidator shall take full account of the Company’s liabilities and Property and shall cause the Property or the proceeds from the sale thereof (as determined pursuant to Section 10.8 hereof), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law, in the following order: (a) First, to creditors (including Members and Directors who are creditors, to the extent otherwise permitted by law) in satisfaction of all of the Company’s Debts and other liabilities (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for which reasonable provision for payment has been made; and (b) Second, except as provided in this Agreement, to Members in satisfaction of liabilities for distributions pursuant to the Act; (c) Third, the balance, if any, to the Unit Holders in accordance with the positive balance in their Capital Accounts calculated after making the required adjustment set forth in clause (t) of the definition of Gross Asset Value in Section 1.10 of this Agreement, after giving effect to all contributions, distributions and allocations for all periods.
10.3 Compliance with Certain Requirements of Regulations; Deficit Capital Accounts. In the event the Company is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Section 10 to the Unit Holders who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Unit Holder has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all Fiscal Years, including the Fiscal Year during which such liquidation occurs), such Unit Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Unit Holders pursuant to this Section 10 may be: (a) Distributed to a trust established for the benefit of the Unit Holders for the purposes of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company. The assets of any such trust shall be distributed to the Unit Holders from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Company would otherwise have been distributed to the Unit Holders pursuant to Section 10.2 hereof; or (b) Withheld to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company, provided that such withheld amounts shall be distributed to the Unit Holders as soon as practicable.
10.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Section 10, in the event the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Dissolution Event has occurred, the Property shall not be liquidated, the Company’s Debts and other liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up.
10.5 Rights of Unit Holders. Except as otherwise provided in this Agreement, each Unit Holder shall look solely to the Property of the Company for the return of its Capital Contribution and has no right or power to demand or receive Property other than cash from the Company. If the assets of the Company remaining after payment or discharge of the debts or liabilities of the Company are insufficient to return such Capital Contribution, the Unit Holders shall have no recourse against the Company or any other Unit Holder or Directors.
10.6 Allocations During Period of Liquidation. During the period commencing on the first day of the Fiscal Year during which a Dissolution Event occurs and ending on the date on which all of the assets of the Company

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have been distributed to the Unit Holders pursuant to Section 10.2 hereof (the “Liquidation Period”), the Unit Holders shall continue to share Profits, Losses, gain, loss and other items of Company income, gain, loss or deduction in the manner provided in Section 3 hereof.
10.7 Character of Liquidating Distributions. All payments made in liquidation of the interest of a Unit Holder in the Company shall be made in exchange for the interest of such Unit Holder in Property pursuant to Section 736(b)(1) of the Code, including the interest of such Unit Holder in Company goodwill.
10.8 The Liquidator. The “Liquidator” shall mean a Person appointed by the Directors(s) to oversee the liquidation of the Company. Upon the consent of a majority in interest of the Members, the Liquidator may be the Directors. The Company is authorized to pay a reasonable fee to the Liquidator for its services performed pursuant to this Section 10 and to reimburse the Liquidator for its reasonable costs and expenses incurred in performing those services. The Company shall indemnify, save harmless, and pay all judgments and claims against such Liquidator or any officers, Directors, agents or employees of the Liquidator relating to any liability or damage incurred by reason of any act performed or omitted to be performed by the Liquidator, or any officers, Directors, agents or employees of the Liquidator in connection with the liquidation of the Company, including reasonable attorneys’ fees incurred by the Liquidator, officer, Director, agent or employee in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred, except to the extent such liability or damage is caused by the fraud, intentional misconduct of, or a knowing violation of the laws by the Liquidator which was material to the cause of action.
10.9 Forms of Liquidating Distributions. For purposes of making distributions required by Section 10.2 hereof, the Liquidator may determine whether to distribute all or any portion of the Property in-kind or to sell all or any portion of the Property and distribute the proceeds therefrom.
SECTION 11. MISCELLANEOUS
11.1 Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or (iii) if sent by facsimile, email, or other electronic transmission, when such transmission is electronically confirmed as having been successfully transmitted. If sent by registered or certified mail, then the notice, payment, demand or communication must be addressed as follows: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the Company; (c) If to a Member, either to the address set forth in Section 2.1 hereof or to such other address that has been provided in writing to the Company.
11.2 Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Members and their respective successors, transferees, and assigns.
11.3 Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member.
11.4 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.
11.5 Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 11.5 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Member to lose the material benefit of its economic bargain.

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11.6 Incorporation By Reference. Every exhibit, schedule, and other appendix attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.
11.7 Variation of Terms. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.
11.8 Governing Law. The laws of the State of Nebraska shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties arising hereunder.
11.9 Waiver of Jury Trial. Each of the Members irrevocably waives to the extent permitted by law, all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.
11.10 Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one agreement.
11.11 Specific Performance. Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.
IN WITNESS WHEREOF, the parties have executed and entered into this Operating Agreement of the Company as of the date first set forth above.

COMPANY: E ENERGY ADAMS, LLC
By:
, Chairman

28

EXHIBIT “A”
Initial Membership List

Name of Initial Members	Units	Initial Capital Contribution
Jack L. Alderman	80	$400,000

TOTAL:	80	400,000

29

EXHIBIT “B”
Initial Board of Directors

Initial Board of Directors	Addresses of Initial Board of Directors
Jack L. Alderman, Chairman, President, Secretary and Treasurer	105 East Veterans Street, Tomah, Wisconsin 54660

30

EXHIBIT “C”
MEMBER SIGNATURE PAGE
ADDENDA
TO THE
AMENDED AND RESTATED OPERATING AGREEMENT OF
E ENERGY ADAMS, LLC
     The undersigned does hereby represent and warrant that the undersigned, as a condition to becoming a Member in E Energy Adams, LLC, has received a copy of the Amended and Restated Operating Agreement, dated                     , 2008, and, if applicable, all amendments and modifications thereto, and does hereby agree that the undersigned, along with the other parties to the Amended and Restated Operating Agreement, shall be subject to and comply with all terms and conditions of said Amended and Restated Operating Agreement in all respects as if the undersigned had executed said Amended and Restated Operating Agreement on the original date thereof and that the undersigned is and shall be bound by all of the provisions of said Amended and Restated Operating Agreement from and after the date of execution hereof.

Individuals:	Entities:

Name of Individual Member (Please Print)	Name of Entity (Please Print)

Signature of Individual	Print Name and Title of Officer

Name of Joint Individual Member (Please Print)	Signature of Officer

Signature of Joint Individual Member

Agreed and accepted on behalf of the Company and its Members: E ENERGY ADAMS, LLC
By:
Its:

31

APPENDIX C
ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2007
ON FORM 10-KSB
AND
QUARTERLY REPORT FOR THE FISCAL QUARTER ENDED JUNE 30, 2008
ON FORM 10-QSB

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-KSB

☑	Annual report under Section 13 or 15(d) of the Securities Exchange Act of 1934.
For the fiscal year ended September 30, 2007

☐	Transition report under Section 13 or 15(d) of the Exchange Act.
Commission file number 000-52426
E ENERGY ADAMS, LLC
(Name of small business issuer in its charter)

Nebraska	22-2627531
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)
13238 East Aspen Road
Adams, NE 68301
(Address of principal executive offices)
(402) 988-4655
(Issuer’s telephone number)
Securities registered under Section 12(b) of the Exchange Act:
None
Securities registered under Section 12(g) of the Exchange Act:
Membership Units
Check whether the issuer is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. ☐
Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.     ☑ Yes     ☐ No
Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☑
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
☐ Yes     ☑ No
State issuer’s revenues for its most recent fiscal year. None
State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days. (See definition of affiliate in Rule 12b-2 of the Exchange Act.)
As of December 1, 2007, the aggregate market value of the membership units held by non-affiliates (computed by reference to the most recent offering price of such membership units) was $48,170,000.
As of December 1, 2007, there were 5,133 membership units outstanding.
DOCUMENTS INCORPORATED BY REFERENCE
The information required in Section III is incorporated herein by reference to the Company’s definitive proxy statement to be filed with the Securities and Exchange Commission in connection with its annual members’ meeting to be held on February 1, 2008. In accordance with Regulation 14A, we will be filing the definitive proxy statement within 120 days of the fiscal year ended September 30, 2007.
Transitional Small Business Disclosure Format (Check one):     ☐ Yes     ☑ No

2

FORWARD LOOKING STATEMENTS
     Some of the statements in this report may contain forward-looking statements that reflect our current view on future events, future business, industry and other conditions, our future performance, and our plans and expectations for future operations and actions. In some cases you can identify forward-looking statements by the use of words such as “may,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions. Many of these forward-looking statements are located in this report under Item 1, “Description of Business;” Item 2, “Description of Property;” and Item 6, “Management’s Discussion and Analysis or Plan of Operations,” but they may appear in other sections as well.
     These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties. Important factors that could significantly affect our assumptions, plans, anticipated actions and future financial and other results include, among others, those matters set forth in the section of this report in Item 1A—“Risk Factors.” You are urged to consider all of those risk factors when evaluating any forward-looking statements, and we caution you not to put undue reliance on any forward-looking statements.
     You should read this report thoroughly with the understanding that our actual results may differ materially from those set forth in the forward-looking statements for many reasons, including events beyond our control and assumptions that prove to be inaccurate or unfounded. We cannot provide any assurance with respect to our future performance or results. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the following factors:
•	Changes in our business strategy, capital improvements or development plans;

•	Increases in the price of corn as the corn market becomes increasingly competitive;

•	Our inelastic demand for corn, as it is the only available feedstock for our plant;

•	Changes in the environmental regulations or in our ability to comply with the environmental regulations that apply to our plant site and our anticipated operations;

•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;

•	Changes in the availability and price of natural gas and corn, and the market for distillers grains;

•	Changes in federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives);

•	Overcapacity within the ethanol industry;

•	Changes and advances in ethanol production technology that may make it more difficult for us to compete with other ethanol plants utilizing such technology; and

•	Competition in the ethanol industry and from other alternative fuel additives.
     Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this report. We are not under any duty to update the forward-looking statements contained in this report. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.
AVAILABLE INFORMATION
     Information about us is also available at our website at www.eenergyadams.com, under “Investor Relations — SEC Compliance,” which includes links to reports we have filed with the Securities and Exchange Commission. The contents of our website are not incorporated by reference in this Annual Report on Form 10-KSB.

3

PART I

Item 1.	DESCRIPTION OF BUSINESS.

Item 1a.	BUSINESS DEVELOPMENT
     E Energy Adams, LLC (referred to herein as “we,” “us,” the “Company,” or “E Energy Adams”) is a Nebraska limited liability company. It was formed on March 25, 2005 for the purpose of the development, construction, and operation of a 50 million gallon per year (MGY) dry mill corn-based ethanol plant near Adams, Nebraska.
     As of the close of our fiscal year on September 30, 2007, we were still in the development phase and had generated no revenue. We completed construction of the ethanol plant in late October 2007 and we have since begun production of ethanol and distillers grains at the plant.
     We financed the development and construction of our ethanol plant with a combination of equity and debt. Our total project cost was originally estimated to be $103,100,000. We raised $49,390,000 in equity financing through a public offering of our membership units. We secured a $49,500,000 senior credit facility consisting of a $35,000,000 term loan and a $14,500,000 revolving loan. We have also entered into a $10,000,000 line of credit. In addition, we received tax increment financing of approximately $5,035,000 (of which $3,865,300 was available for project costs).

Item 1b.	BUSINESS OF E ENERGY ADAMS
1. PRINCIPAL PRODUCTS
The principal products we produce at the plant are fuel-grade ethanol and distillers grains. Raw carbon dioxide gas is another co-product of the ethanol production process, but we do not capture or market it at this time.
1a. ETHANOL
     Ethanol is ethyl alcohol, a fuel component made primarily from corn and various other grains. Ethanol can be produced from a number of different types of grains, such as wheat and milo, as well as from agricultural waste products such as rice hulls, cheese whey, potato waste, brewery and beverage wastes and forestry and paper wastes. However, according to the Renewable Fuels Association, approximately 85% of ethanol in the United States today is produced from corn and approximately 90% of ethanol is produced from corn and other input mix. Corn produces large quantities of carbohydrates, which convert into glucose more easily than most other kinds of biomass. The Renewable Fuels Association estimates current domestic ethanol production at approximately 7.2 billion gallons as of November 2007.
     An ethanol plant is essentially a fermentation plant. Ground corn and water are mixed with enzymes and yeast to produce a substance called “beer,” which contains about 10% alcohol and 90% water. The “beer” is boiled to separate the water, resulting in ethyl alcohol, which is then dehydrated to increase the alcohol content. This product is then mixed with a certified denaturant to make the product unfit for human consumption and commercially saleable.
     Ethanol can be used as: (i) an octane enhancer in fuels; (ii) an oxygenated fuel additive for the purpose of reducing ozone and carbon monoxide vehicle emissions; and (iii) a non-petroleum-based gasoline substitute. Approximately 95% of all ethanol is used in its primary form for blending with unleaded gasoline and other fuel products. Used as a fuel oxygenate, ethanol provides a means to control carbon monoxide emissions in large metropolitan areas. The principal purchasers of ethanol are petroleum terminals in the continental United States.
     In the early 1990’s ethanol achieved new status as a gasoline substitute with the development of flex fuel vehicles that are capable of utilizing E85, which is a blend of 70% to 85% ethanol and gasoline. According to the Energy Information Administration, E85 consumption is projected to increase from a national total of 11 million gallons in 2003 to 47 million gallons in 2025. E85 is used as an aviation fuel and as a hydrogen source for fuel cells.

4

In the United States, there are currently about 6 million flexible fuel vehicles capable of operating on E85 and approximately 1,244 retail stations supplying it. Ford, General Motors and Chrysler have marketed over a half million flex fuel vehicles annually in the past ten years.
Ethanol Markets/Distribution
     The principal purchasers of ethanol are petroleum terminals located throughout the United States. These terminals blend ethanol into gasoline. Our regional ethanol market is located within a 450-mile radius of our ethanol plant and is serviced by rail. In addition to rail, we also service the regional market by truck. Occasionally, there are opportunities to obtain backhaul rates from local trucking companies. These are rates that are reduced since the truck is loaded both ways. Normally, the trucks drive to the refined fuels terminals empty and load gasoline product for delivery. A backhaul is the opportunity to load the truck with ethanol to return to the terminal.
     We have engaged Aventine Renewable Energy, Inc. (“Aventine”), as our ethanol marketing company. Aventine is responsible for the marketing, sale and delivery of 90% of the ethanol produced by E Energy Adams. Under this agreement we have the flexibility to market 10% of our ethanol ourselves to local markets. Aventine pays us a price per gallon for our ethanol based on an “Alliance Net Pool Price,” subject to various adjustments. The Alliance Net Pool Price is the weighted average gross price per gallon received by Aventine that was supplied by an alliance partner of Aventine or produced by Aventine and sold during such month, less all actual costs associated with the handling, movement and sale of such ethanol.
     The Alliance Net Pool Price may be adjusted if Aventine’s pooled volume of ethanol at the end of a month is higher than its pooled volume at the end of the immediately preceding month because the pooled sales volumes were less than the amount of ethanol supplied by alliance partners of Aventine or produced by Aventine. In addition, for each gallon of ethanol sold to Aventine under this agreement, Aventine will deduct a commission of 0.75% of the Alliance Net Pool Price.
     Our agreement with Aventine started in October of 2006 and is effective for a term of 3 years. After the three year anniversary date, it automatically renews for successive one year terms, unless terminated on the expiration date of the initial three year term, or on the expiration date of any subsequent one year renewal term. Either party can terminate by giving the other party at least one year written notice prior to the expiration date. Either party can also terminate at any time in the event of a breach.
Competition in the Ethanol Industry
     Ethanol is a commodity product, like corn, which means our plant will compete with other ethanol producers on the basis of selling price and market access. Ethanol production continues to rapidly grow as additional plants and plant expansions become operational. According to the Renewable Fuels Association, as of November 27, 2007, the ethanol industry had grown to approximately 134 completed ethanol production facilities in the United States, with a combined annual production capacity of approximately 7.2 billon gallons. The ethanol industry is expanding rapidly with 67 new facilities under construction and 10 facilities undergoing expansion. Once completed, these new facilities will have the capacity to produce an additional 6.2 billion gallons of ethanol, bringing the total U.S. ethanol production capacity to 13.4 billion gallons in the next 18 months. POET, LLC (formerly Broin Companies and hereinafter referred to as “POET”) and Archer Daniels Midland (“ADM”) control a significant portion of the ethanol market, producing an aggregate of over 2 billion gallons of ethanol annually. However, in November 2007 VeraSun Energy Corp. (“VeraSun”) announced that it will acquire rival US BioEnergy Corp. (“US BioEnergy”) creating what could become the largest U.S. producer in the ethanol industry. Together, VeraSun and US BioEnergy will likely be the second largest ethanol producer by volume behind ADM. In addition, POET is planning to expand its ethanol production capacity by 375 million gallons per year for 1.485 billion gallons of total capacity, and ADM is undergoing expansion to add approximately 550 million gallons of ethanol production capacity for 1.620 billion gallons of total capacity, which will strengthen their positions in the ethanol industry and cause a significant increase in the domestic ethanol supply.
     There are several regional entities recently formed, or in the process of formation, of similar size and with similar resources to ours. According to the Nebraska Ethanol Board’s website (December 18, 2007), Nebraska currently has 20 ethanol plants in production, producing nearly 1.3 billion gallons of ethanol per year. In addition,

5

there are a number of ethanol plants in Nebraska under construction or in the planning stage. This includes a 50 million gallon per year plant in the planning stages currently planned for Auburn, Nebraska, which is approximately 40 miles from our plant site. Several other ethanol plants located in other states are located within close proximity to E Energy Adams, including a 20 million gallon per year ethanol plant in Craig, Missouri which is approximately 85 miles from our plant site and a 50 million gallon per year ethanol plant located in Shenandoah, Iowa which is approximately 85 miles from our plant site.
     The following table is compiled by the Renewable Fuels Association and identifies most of the producers in the United States along with their production capacities as of November 27, 2007.
U.S. FUEL ETHANOL PRODUCTION CAPACITY
million gallons per year (mmgy)

			Current	Under Construction/
			Capacity	Expansions
Company	Location	Feedstock	(mgy)	(mgy)
Abengoa Bioenergy Corp.	York, NE	Corn/milo	55
	Colwich, KS		25
	Portales, NM		30
	Ravenna, NE		88
Aberdeen Energy*	Mina, SD	Corn		100
Absolute Energy, LLC*	St. Ansgar, IA	Corn		100
ACE Ethanol, LLC	Stanley, WI	Corn	41
Adkins Energy, LLC*	Lena, IL	Corn	40
Advanced Bioenergy	Fairmont, NE	Corn		100
AGP*	Hastings, NE	Corn	52
Agri-Energy, LLC*	Luverne, MN	Corn	21
Al-Corn Clean Fuel*	Claremont, MN	Corn	35	15
Amaizing Energy, LLC*	Denison, IA	Corn	48
	Atlantic, IA	Corn		110
Archer Daniels Midland	Decatur, IL	Corn	1,070	550
	Cedar Rapids, IA	Corn
	Clinton, IA	Corn
	Columbus, NE	Corn
	Marshall, MN	Corn
	Peoria, IL	Corn
	Wallhalla, ND	Corn/barley
Arkalon Energy, LLC	Liberal, KS	Corn		110
Aventine Renewable Energy, LLC	Pekin, IL	Corn	207	226
	Aurora, NE	Corn
	Mt. Vernon, IN	Corn
Badger State Ethanol, LLC*	Monroe, WI	Corn	48
Big River Resources, LLC*	West Burlington, IA	Corn	52
BioFuel Energy — Pioneer Trail Energy, LLC	Wood River, NE	Corn		115
BioFuel Energy — Buffal Lake Energy, LLC	Fairmont, MN	Corn		115
Blue Flint Ethanol	Underwood, ND	Corn	50
Bonanza Energy, LLC	Garden City, KS	Corn/milo	55
Bushmills Ethanol, Inc.*	Atwater, MN	Corn	40

6

			Current	Under Construction/
			Capacity	Expansions
Company	Location	Feedstock	(mgy)	(mgy)
Cardinal Ethanol	Harrisville, IN	Corn		100
Cargill, Inc.	Blair, NE	Corn	85
	Eddyville, IA	Corn	35
Cascade Grain	Clatskanie, OR	Corn		108
Castle Rock Renewable Fuels, LLC	Necedah, WI	Corn		50
Celunol	Jennings, LA	Sugar cane bagasse		1.5
Center Ethanol Company	Sauget, IL	Corn		54
Central Indiana Ethanol, LLC	Marion, IN	Corn	40
Central Illinois Energy, LLC	Canton, IL	Corn		37
Central MN Ethanol Coop*	Little Falls, MN	Corn	21.5
Chief Ethanol	Hastings, NE	Corn	62
Chippewa Valley Ethanol Co.*	Benson, MN	Corn	45
Cilion Ethanol	Keyes, CA	Corn	50
Commonwealth Agri-Energy, LLC*	Hopkinsville, KY	Corn	33
Corn, LP*	Goldfield, IA	Corn	50
Cornhusker Energy Lexington, LLC	Lexington, NE	Corn	40
Corn Plus, LLP*	Winnebago, MN	Corn	44
Coshoctan Ethanol, OH	Coshoctan, OH	Corn		60
Dakota Ethanol, LLC*	Wentworth, SD	Corn	50
DENCO, LLC	Morris, MN	Corn	21.5
E Energy Adams, LLC	Adams, NE	Corn	50
E3 Biofuels	Mead, NE	Corn	24
E Caruso (Goodland Energy Center)	Goodland, KS	Corn		20
East Kansas Agri-Energy, LLC*	Garnett, KS	Corn	35
Elkhorn Valley Ethanol, LLC	Norfolk, NE	Corn	40
ESE Alcohol Inc.	Leoti, KS	Seed corn	1.5
Ethanol Grain Processors, LLC	Obion, TN	Corn		100
First United Ethanol, LLC (FUEL)	Mitchell Co., GA	Corn		100
Front Range Energy, LLC	Windsor, CO	Corn	40
Gateway Ethanol	Pratt, KS	Corn	55
Glacial Lakes Energy, LLC*	Watertown, SD	Corn	50	50
Global Ethanol/Midwest Grain Processors	Lakota, IA	Corn	95
	Riga, MI	Corn	57
Golden Cheese Company of California*	Corona, CA	Cheese whey	5
Golden Grain Energy, LLC*	Mason City, IA	Corn	110	50
Golden Triangle Energy, LLC*	Craig, MO	Corn	20
Grand River Distribution	Cambria, WI	Corn		40
Grain Processing Corp.	Muscatine, IA	Corn	20
Granite Falls Energy, LLC*	Granite Falls, MN	Corn	52
Greater Ohio Ethanol, LLC	Lima, OH	Corn		54
Green Plains Renewable Energy	Shenandoah, IA	Corn	50
	Superior, IA	Corn		50
Hawkeye Renewables, LLC	Iowa Falls, IA	Corn	105
	Fairbank, IA	Corn	115
	Menlo, IA	Corn		100
	Shell Rock, IA	Corn		110
Heartland Corn Products*	Winthrop, MN	Corn	100
Heartland Grain Fuels, LP*	Aberdeen, SD	Corn	9
	Huron, SD	Corn	12	18

7

			Current	Under Construction/
			Capacity	Expansions
Company	Location	Feedstock	(mgy)	(mgy)
Heron Lake BioEnergy, LLC	Heron Lake, MN	Corn		50
Holt County Ethanol	O’Neill, NE	Corn		100
Husker Ag, LLC*	Plainview, NE	Corn	26.5
Idaho Ethanol Processing	Caldwell, ID	Potato Waste	4
Illinois River Energy, LLC	Rochelle, IL	Corn	50
Indiana Bio-Energy	Bluffton, IN	Corn		101
Iroquois Bio-Energy Company, LLC	Rensselaer, IN	Corn	40
KAAPA Ethanol, LLC*	Minden, NE	Corn	40
Kansas Ethanol, LLC	Lyons, KS	Corn		55
Land O’ Lakes*	Melrose, MN	Cheese whey	2.6
Levelland/Hockley County Ethanol, LLC	Levelland, TX	Corn		40
Lifeline Foods, LLC	St. Joseph, MO	Corn	40
Lincolnland Agri-Energy, LLC*	Palestine, IL	Corn	48
Lincolnway Energy, LLC*	Nevada, IA	Corn	50
Little Sioux Corn Processors, LP*	Marcus, IA	Corn	52
Marquis Energy, LLC	Hennepin, IL	Corn		100
Marysville Ethanol, LLC	Marysville, MI	Corn		50
Merrick & Company	Golden, CO	Waste beer	3
MGP Ingredients, Inc.	Pekin, IL Atchison, KS	Corn/wheat starch	78
Mid America Agri Products/Wheatland	Madrid, NE	Corn		44
Mid-Missouri Energy, Inc.*	Malta Bend, MO	Corn	45
Midwest Renewable Energy, LLC	Sutherland, NE	Corn	25
Millennium Ethanol	Marion, SD	Corn		100
Minnesota Energy*	Buffalo Lake, MN	Corn	18
NEDAK Ethanol	Atkinson, NE	Corn		44
New Energy Corp.	South Bend, IN	Corn	102
North Country Ethanol, LLC*	Rosholt, SD	Corn	20
Northeast Biofuels	Volney, NY	Corn		114
Northwest Renewable, LLC	Longview, WA	Corn		55
Otter Tail Ag Enterprises	Fergus Falls, MN	Corn		57.5
Pacific Ethanol	Madera, CA	Corn	35
	Boardman, OR	Corn	35
	Burley, ID	Corn		50
	Stockton, CA	Corn		50
	Imperial, CA	Corn		50
Panda Ethanol	Hereford, TX	Corn/milo		115
Parallel Products	Louisville, KY	Beverage waste	5.4
	R. Cucamonga, CA
Patriot Renewable Fuels, LLC	Annawan, IL	Corn		100
Penford Products	Cedar Rapids, IA	Corn		45
Phoenix Biofuels	Goshen, CA	Corn	25
Pinal Energy, LLC	Maricopa, AZ	Corn	55
Pine Lake Corn Processors, LLC*	Steamboat Rock, IA	Corn	20
Plainview BioEnergy, LLC	Plainview, TX	Corn		100
Platinum Ethanol, LLC*	Arthur, IA	Corn		110
Plymouth Ethanol, LLC*	Merrill, IA	Corn		50
POET	Sioux Falls, SD		1,110	375

8

			Current	Under Construction/
			Capacity	Expansions
Company	Location	Feedstock	(mgy)	(mgy)
	Alexandria, IN	Corn		#
	Ashton, IA	Corn
	Big Stone, SD	Corn
	Bingham Lake, MN	Corn
	Caro, MI	Corn
	Chancellor, SD	Corn
	Coon Rapids, IA	Corn
	Corning, IA	Corn
	Emmetsburg, IA	Corn
	Fostoria, OH	Corn		#
	Glenville, MN	Corn
	Gowrie, IA	Corn
	Groton, SD	Corn
	Hanlontown, IA	Corn
	Hudson, SD	Corn
	Jewell, IA	Corn
	Laddonia, MO	Corn
	Lake Crystal, MN	Corn
	Leipsic, OH	Corn		#
	Macon, MO	Corn
	Marion, OH	Corn		#
	Mitchell, SD	Corn
	North Manchester, IN	Corn		#
	Portland, IN	Corn
	Preston, MN	Corn
	Scotland, SD	Corn
Prairie Horizon Agri-Energy, LLC	Phillipsburg, KS	Corn	40
Quad-County Corn Processors*	Galva, IA	Corn	27
Red Trail Energy, LLC	Richardton, ND	Corn	50
Redfield Energy, LLC *	Redfield, SD	Corn	50
Reeve Agri-Energy	Garden City, KS	Corn/milo	12
Renew Energy	Jefferson Junction, WI	Corn		130
Siouxland Energy & Livestock Coop*	Sioux Center, IA	Corn	25	35
Siouxland Ethanol, LLC	Jackson, NE	Corn	50
Southwest Iowa Renewable Energy, LLC *	Council Bluffs, IA	Corn		110
Sterling Ethanol, LLC	Sterling, CO	Corn	42
Tate & Lyle	Loudon, TN	Corn	67	38
	Ft. Dodge, IA	Corn		105
The Andersons Albion Ethanol LLC	Albion, MI	Corn	55
The Andersons Clymers Ethanol, LLC	Clymers, IN	Corn	110
The Andersons Marathon Ethanol, LLC	Greenville, OH	Corn		110
Tharaldson Ethanol	Casselton, ND	Corn		110
Trenton Agri Products, LLC	Trenton, NE	Corn	40
United Ethanol	Milton, WI	Corn	52
United WI Grain Producers, LLC*	Friesland, WI	Corn	49
US BioEnergy Corp.	Albert City, IA	Corn	300	400
	Woodbury, MI	Corn

9

			Current	Under Construction/
			Capacity	Expansions
Company	Location	Feedstock	(mgy)	(mgy)
	Hankinson, ND	Corn		#
	Central City , NE	Corn		#
	Ord, NE	Corn
	Dyersville, IA	Corn		#
	Janesville, MN	Corn		#
	Marion, SD	Corn
U.S. Energy Partners, LLC (White Energy)	Russell, KS	Milo/wheat starch	48
Utica Energy, LLC	Oshkosh, WI	Corn	48
VeraSun Energy Corporation	Aurora, SD	Corn	560	330
	Albion, NE	Corn
	Charles City, IA	Corn
	Linden, IN	Corn
	Welcome, MN	Corn		#
	Hartely, IA	Corn		#
	Bloomingburg, OH	Corn		#
Western New York Energy, LLC	Shelby, NY	Corn		50
Western Plains Energy, LLC*	Campus, KS	Corn	45
Western Wisconsin Renewable Energy, LLC*	Boyceville, WI	Corn	40
White Energy	Hereford, TX	Corn/Milo		100
Wind Gap Farms	Baconton, GA	Brewery waste	0.4
Renova Energy	Torrington, WY	Corn	5
	Hayburn, ID	Corn		20
Xethanol BioFuels, LLC	Blairstown, IA	Corn	5
Yuma Ethanol	Yuma, CO	Corn	40
Total Current Capacity at 134 ethanol biorefineries			7,229.4
Total Under Construction (67)/Expansions (10)				6,216.9
Total Capacity			13,446.3

*	locally-owned

#	plant under construction
Updated: November 27, 2007
     Alternative fuels and alternative ethanol production methods are continually under development. The current trend in ethanol production research is to develop an efficient method of producing ethanol from cellulose-based biomass, such as agricultural waste, forest residue, municipal solid waste, and energy crops. Large companies, such as Iogen Corporation, Abengoa, Royal Dutch Shell Group, Goldman Sachs Group, Dupont and ADM have all indicated that they are interested in research and development in this area. In addition, Xethanol Corporation has stated plans to convert a six-million-gallon-per-year plant in Blairstown, Iowa to implement cellulose-based ethanol technologies after 2007. POET has also announced plans to expand Voyager Ethanol in Emmetsburg, Iowa as part of their “Project Liberty” to include cellulose to ethanol commercial production.
     Furthermore, the Department of Energy and the President have announced support for the development of cellulose-based ethanol, including a $160 million Department of Energy program for pilot plants producing cellulose-based ethanol. On February 28, 2007 the Department of Energy announced six recipients for grants to help the producers with the upfront capital costs associated with the construction of cellulosic ethanol biorefineries. The grant recipients expect to build plants in Florida, California, Iowa, Idaho, Kansas and Georgia. The biomass trend is driven by the fact that cellulose-based biomass is generally cheaper than corn, and producing ethanol from cellulose-based biomass would create opportunities to produce ethanol in areas which are unable to grow corn. Additionally, the enzymes used to produce cellulose-based ethanol have recently become less expensive. Although current technology is not sufficiently efficient to be competitive on a large scale, several laboratories, such as the National Renewable Energy Laboratory and other companies are working to develop cost effective, environmentally friendly biomass conversion technologies.

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     Ethanol production is also expanding internationally. Ethanol produced or processed in certain countries in Central America and the Caribbean region is eligible for tariff reduction or elimination upon importation to the United States under a program known as the Caribbean Basin Initiative (“CBI”). Large ethanol producers, such as Cargill, have expressed interest in building dehydration plants in participating Caribbean Basin countries, such as El Salvador, which would convert ethanol into fuel-grade ethanol for shipment to the United States. Ethanol imported from Caribbean Basin countries may be a less expensive alternative to domestically produced ethanol. According to the Renewable Fuels Association, the U.S. International Trade Commission (“USITC”) announced the 2007 CBI import quota, which will allow approximately 350 million gallons of duty-free ethanol to enter the U.S., up from 268.1 million gallons in 2006.
     A number of automotive, industrial and power generation manufacturers are developing alternative clean power systems using fuel cells or clean burning gaseous fuels. Like ethanol, the emerging fuel cell industry offers a technological option to address increasing worldwide energy costs, the long-term availability of petroleum reserves and environmental concerns. Fuel cells have emerged as a potential alternative to certain existing power sources because of their higher efficiency, reduced noise and lower emissions. Fuel cell industry participants are currently targeting the transportation, stationary power and portable power markets in order to decrease fuel costs, lessen dependence on crude oil and reduce harmful emissions.
1b. DISTILLERS GRAINS
     A principal co-product of the ethanol production process is distillers grains, a high protein, high-energy animal feed supplement primarily marketed to the dairy and beef industry. Distillers grains contain by-pass protein that is superior to other protein supplements such as cottonseed meal and soybean meal. By-pass proteins are more digestible to the animal, thus generating greater lactation in dairy cattle and greater weight gain in beef cattle. Dry mill ethanol processing creates three forms of distiller grains: Distillers Wet Grains (“DWS”), Modified Wet Distillers Grains with Solubles (“MWDGS”), and Distillers Dried Grains with Solubles (“DDGS”). DWS is processed corn mash that contains approximately 70% moisture. DWS has a shelf life of approximately three days and can be sold only to farms within the immediate vicinity of an ethanol plant. MWDGS is DWS that has been dried to approximately 50% moisture. MWDGS have a slightly longer shelf life of approximately ten days and are often sold to nearby markets. DDGS is DWS that has been dried to 10% to 12% moisture. DDGS has an almost indefinite shelf life and may be sold and shipped to any market regardless of its vicinity to an ethanol plant. We expect that almost all of the distillers grains produced at our Adams, Nebraska plant will be MWDGS and DDGS.
Distillers Grains Markets/Distribution
     The market for distillers grains is generally confined to locations where freight costs allow it to be competitively processed against other feed ingredients. Distillers grains competes with three other feed formulations: corn gluten feed, dry brewers grain and meal feeds. The primary value of these products as animal feed is their protein content. According to the Renewable Fuels Association’s Industry Outlook 2007, the primary consumers of distillers grains are dairy and beef cattle. For dairy cattle, the high digestibility and net energy content of distillers grains, as well as its high fat content, yields greater milk production as compared to other feed ingredients. Numerous feeding trials show advantages in milk production, growth, rumen health, and palatability over other dairy cattle feeds. For beef cattle, feedlot studies reported by the University of Nebraska and other institutions indicate that distillers grains resulted in improved rumen health, and promoted faster and more efficient growth. Poultry and swine feed account for a smaller portion of the distillers grains market; however, an increasing amount of distillers grains is being used in these markets as well. The following chart from the Renewable Fuels Association’s Industry Outlook 2007 illustrates the distribution of 2006 distillers grain consumption among animal species.

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     Various factors affect the price of distillers grains, including, among others, transportations costs, the price of corn, soybean meal and other alternative feed products, the performance or value of distillers grains in a particular feed market, and the supply and demand within the market. Based on those factors, the price of distillers grains can vary significantly in local, regional, national and international markets.
     To date, demand for distillers grains has kept pace with supply. Nearly 90%, or approximately 10.8 million metric tons, of the distillers grains produced in 2006-2007 were sold in domestic feed markets. Demand for distillers grains in foreign feed markets also increased. In 2006, more than 1.25 million metric tons, or 10% of total production of distillers grains, were exported, compared to 787,706 metric tons in 2004.
     We have engaged Cenex Harvest States, Inc. (“CHS”) for the purpose of marketing and selling most of our distillers grains. CHS provides access to the worldwide markets through their extensive distribution system. CHS ships our MWDGS via truck to various markets within a 200-mile radius of Adams, Nebraska and our DDGS via rail to feeder markets in California, New Mexico, Arizona, Oklahoma, Kansas, Texas and Mexico. CHS also ships our DDGS to local markets within 300 miles of Adams, Nebraska via truck. The term of our agreement with CHS is for one year from the date of start-up of operations of our plant and after that initial term, the agreement will continue unless terminated by either us or CHS upon 90 days written notice to terminate the agreement.
Competition in the Distillers Grains Industry
     Ethanol plants in the Midwest produce the majority of distillers grains and primarily compete with other ethanol producers in the production and sales of distillers grains. According to the University of Minnesota’s DDGS—General Information website (December 4, 2007) approximately 3,200,000 to 3,500,000 tons of distillers grains are produced annually in North America, approximately 98% of which are produced by ethanol plants. The remaining 1-2% of DDGS is produced by the alcohol beverage industry. As a result of the increased demand for ethanol, the production of DDGS is expected to double within the next few years.
     The market for distillers grains is generally confined to locations where freight costs allow it to be competitively priced against other feed ingredients. Ethanol plants in the Midwest produce the majority of distillers grains and primarily compete with other ethanol producers in the production and sales of distillers grains. We expect to take advantage of our proximity to local livestock producers by marketing our distillers grains locally. However, the amount of distillers grains produced is expected to increase significantly as the number of ethanol plants increase which will increase competition in the distillers grains market in our area.
2. SOURCES AND AVAILAB ILITY OF RAW MATERIALS
Corn
     Corn is the primary raw material used in the ethanol production process at our ethanol plant. We procure corn for our plant primarily from local markets in the effective truck radius of the plant and by rail from more distant markets in the Midwest and plains states. Our corn origination staff works closely with local corn producers and grain elevators to secure an adequate supply of corn for our plant. Our plant purchases and consume approximately 18.5 million bushels of corn per year. In an average yielding crop year, we expect there to be enough corn within a

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20 mile radius to source the entire amount of corn needed to operate the plant for a full fiscal year. We have grain storage facilities for 2.2 million bushels of corn. The large amount of storage relative to daily usage will allow us to source more producer direct bushels because of greater logistical flexibility.
     Our commodities staff utilizes forward contracting strategies and certain derivative instruments such as futures and option contracts to manage our commodity risk exposure and optimize finished product pricing. Forward contracts allow us to purchase corn for future delivery at fixed prices. The corn futures market allows us to trade in standard units of corn for delivery at specific times in the future. Option contracts consist of call options (options to purchase a fixed amount of a commodity) and put options (options to sell a fixed amount of a commodity).
     We expect the cost of the corn to constitute approximately 60% of our total annual operating costs. Therefore, the success or failure of our business greatly depends on the availability and price of corn. The price at which we purchase corn will depend on prevailing market prices and our ability to manage a cost-effective corn purchasing strategy.
     The Company has moderate end-user competition around the plant. Lincoln, Nebraska, has a small corn processor about 30 miles from our plant. Crete, Nebraska, has a large processor about 40 miles from our plant. There is a 100 million gallon per year ethanol plant in Fairmont, Nebraska, about 60 miles from our plant. There is a 20 million gallon per year ethanol plant in Craig, Missouri, about 85 miles from our plant. There is a 50 million gallon per year ethanol plant in Shenandoah, Iowa, located about 85 miles from our plant. There are shuttle train loading facilities located near Adams in Lincoln, Beatrice, Dorchester, Plymouth, and Nebraska City. There are numerous truck houses located throughout the trade territory.
     Demand for corn has been increasing. Studies by the United States Department of Agriculture and the National Corn Growers Association conclude that current increasing demand trends for corn, due to ethanol industry expansion, are capable of being met by diverting production otherwise available for export, increasing yields on existing acreage, increasing acreage devoted to corn and modifying crop rotation cycles. Weather conditions exceeding normal variations, significant changes in government support programs for corn or rising energy input costs could negatively affect corn planted acreage without regard for demand by the ethanol industry. Increasing demands for soybean production in corn producing areas, based on demand from the biodiesel industry, could also impact corn acreage in the future. Changes in tillage, planting, pest control and hybridization technologies in both the corn and soybean industries may affect supplies in both markets by reducing crop rotations and increasing use of marginal growing environments.
Utilities: Natural Gas, Electricity and Water
     The production of ethanol is a very energy intensive process that uses significant amounts of natural gas, electricity and water. Reliability of supply is critical to the continuous operation of an ethanol plant.
     Natural gas: We anticipate natural gas will account for approximately 10-15% of our total annual production costs. The plant produces process steam from its own boiler system and dries the distillers dried grains by-product via a direct gas-fired dryer. We entered into an agreement with Natural Gas Pipeline Company of America for the transportation of natural gas to our plant. Service began in November 2007 and will continue for ten years thereafter. We have a three-year agreement with US Energy Services, Inc., who will act as our agent to purchase our natural gas from a number of different vendors on an as needed basis.
     Electricity: We entered into an agreement with Norris Public Power District (“Norris”) to purchase and receive electric power and energy. The agreement with Norris will remain in effect for five years after the first billing period and thereafter until it is terminated by either party giving six months notice to the other in writing.
     Water: We have constructed three 400 gallon per minute water wells to supply our process water needs. We entered into an agreement with U.S. Water, Inc. for specialty water treatment chemicals, engineering services, environmental support services, and plant start-up assistance. Much of the water used in an ethanol plant is recycled back into the process. There are, however, certain areas of production where fresh water is needed. Those areas include boiler makeup water and cooling tower water. Boiler makeup water is treated on site to minimize all elements that will harm the boiler, and recycled water cannot be used for this process. Cooling tower water is

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deemed non-contact water because it does not come in contact with the mash, and, therefore, can be regenerated back into the cooling tower process. The makeup water requirements for the cooling tower are primarily a result of evaporation. Depending on the type of technology utilized in the plant design, much of the water can be recycled back into the process, which will minimize the discharge water. This will have the long-term effect of lowering wastewater treatment costs. Many new plants today are zero or near zero effluent facilities. Our plant incorporates the ICM/Phoenix Bio-Methanator wastewater treatment process, which results in a near zero discharge of plant process water.
4. DEPENDENCE ON ONE OR A FEW MAJOR CUSTOMERS
          As discussed above, we have entered into a marketing agreement with Aventine for the purpose of marketing and distributing our ethanol. We will rely on Aventine for the sale and distribution of our ethanol. We will experience similar dependence on CHS for the purpose of marketing and distributing our distillers grains. Any loss of the marketing relationship with either Aventine or CHS could have a significant negative impact on our revenues.
5. TRADEMARKS
     On October 30, 2007, we successfully registered our logo and trademark, set forth below, with the United States Patent and Trademark Office for the services of production, processing, and treatment of fuels; namely biofuels:

6. EFFECT OF EXISTING OR PROBABLE GOVERNMENTAL REGULATIONS
     The ethanol industry is heavily dependent on several economic incentives to produce ethanol, including federal ethanol supports. The Renewable Fuels Standard (“RFS”) contained in the Energy Policy Act of 2005 has led to significant new investment in ethanol plants across the country. The RFS is a national flexible program that does not require that any renewable fuels be used in any particular area or state, allowing refiners to use renewable fuel blends in those areas where it is most cost-effective. The RFS originally began at 4 billion gallons in 2006 and was to increase to 7.5 billion gallons by 2012. The RFS for 2007 was 4.7 billion gallons, and the Renewable Fuels Association estimates that current domestic ethanol production as of November 2007 is approximately 7.2 billion gallons, thereby almost reaching the RFS for 2012. This rapid increase is placing downward pressure on the price of ethanol as demand has struggled to keep pace with the increase in supply. However, on December 19, 2007, President George W. Bush signed into law the Energy Independence and Security Act of 2007 (H.R. 6), which increases the RFS requirement for 2008 to 9 billion gallons. The RFS will progressively increase to a 36 billion gallon requirement by 2022, 16 billion of which must be cellulosic ethanol. The Act also includes provisions for a variety of studies focusing on the optimization of flex fuel vehicles and the feasibility of the construction of pipelines dedicated to the transportation of ethanol. While the provisions in the Act are intended to stimulate an increase in the usage and price of ethanol, there is no guarantee or assurance that this legislation will have the desired impact on the ethanol industry
     The use of ethanol as an alternative fuel source has also been aided by federal tax policy, which directly benefits gasoline refiners and blenders, and increases demand for ethanol. On October 22, 2004, President George W. Bush signed H.R. 4520, which contained the Volumetric Ethanol Excise Tax Credit (“VEETC”) and amended the federal excise tax structure effective as of January 1, 2005. Under VEETC, the ethanol excise tax exemption has been eliminated, thereby allowing the full federal excise tax of 18.4 cents per gallon of gasoline to be collected on all gasoline and allocated to the highway trust fund. In place of the exemption, the bill creates a new volumetric ethanol excise tax credit of 5.1 cents per gallon of ethanol blended at 10%. The VEETC is scheduled to expire on December 31, 2010. Legislation has been introduced in Congress that may remove the sunset provisions of the VEETC, thereby making a permanent tax credit.

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     The Energy Policy Act of 2005 expands who qualifies for the small ethanol producer tax credit. Historically, small ethanol producers were allowed a 10-cents-per-gallon production income tax credit on up to 15 million gallons of production annually. The size of the plant eligible for the tax credit was limited to 30 million gallons. Under the Energy Policy Act of 2005 the size limitation on the production capacity for small ethanol producers increases from 30 million to 60 million gallons. The credit can be taken on the first 15 million gallons of production. The tax credit is capped at $1.5 million per year per producer. Because we expect to produce less than 60 million gallons of ethanol per year, we expect to be eligible for this tax credit. The small ethanol producer tax credit is set to expire December 31, 2010.
     In addition, the Energy Policy Act of 2005 created a tax credit that permits taxpayers to claim a 30% credit (up to $30,000) for the cost of installing clean-fuel vehicle refueling equipment, such as an E85 fuel pump, to be used in a trade or business of the taxpayer or installed at the principal residence of the taxpayer. Under the provision, clean fuels are any fuel of at least 85% of the volume of which consists of ethanol, natural gas, compressed natural gas, liquefied natural gas, liquefied petroleum gas, and hydrogen and any mixture of diesel fuel and biodiesel containing at least 20% biodiesel. The provision is effective for equipment placed in service after December 31, 2005 and before December 31, 2010. While it is unclear how this credit will affect the demand for ethanol in the short term, it may help raise consumer awareness of alternative sources of fuel that could lead to an increase in demand for ethanol.
     We are subject to oversight activities by the Environmental Protection Agency (“EPA”). There is always a risk that the EPA would enforce certain rules and regulations differently than Nebraska’s environmental administrators. Nebraska and EPA rules are also subject to change, and any such changes could result in greater regulatory burdens on our future plant operations. For example, changes in the environmental regulations regarding ethanol’s use due to currently unknown effects on the environment could have an adverse effect on the ethanol industry. We could also be subject to environmental or nuisance claims from adjacent property owners or residents in the area arising from possible foul smells or other air or water discharges from the plant. Such claims may result in an adverse result in court if we are deemed to engage in a nuisance that substantially impairs the fair use and enjoyment of real estate.
     Our plant operations are also governed by regulations of the Occupational Safety and Health Administration (“OSHA”), which may change such that the future costs of the operation of the plant may increase. Any of these regulatory factors may result in higher costs or other materially adverse conditions affecting our operations, cash flows and financial performance.
7. RESEARCH AND DEVELOPMENT
          We do not conduct any research and development activities associated with the development of new technologies for use in producing ethanol and distillers grains.
8. COSTS AND EFFECTS OF COMPLIANCE WITH ENVIRONMENTAL LAWS
          We are subject to extensive air, water and other environmental regulations and were required to obtain a number of environmental permits from the Nebraska Department of Environmental Quality (“NDEQ”) to construct and operate the plant. We anticipate incurring costs and expenses of approximately $175,000 annually in complying with environmental laws. Even though we have been successful in obtaining all of the permits currently required, any retroactive change in environmental regulations, either at the federal or state level, could require us to obtain additional or new permits or spend considerable resources on complying with such regulations. Our plant will also be subject to New Source Performance Standards for both the plant’s distillation processes and the storage of VOCs used in the denaturing process. These standards include initial notification, emission limits, compliance, monitoring requirements, and record keeping requirements.
9. EMPLOYEES
     As of the date of this report, we have 45 employees, all of which are employed on a full-time basis.

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Item 2. DESCRIPTION OF PROPERTY.
     Our plant is located on an approximately 188-acre rural site in Southeast Nebraska near the Village of Adams. The plant’s address is 13238 East Aspen Road, Adams, Nebraska 68301. We selected our primary plant site because of the site’s location relative to existing grain production, accessibility to road and rail transportation and its proximity to major distribution channels. The site is adjacent to the mainline BNSF Railroad, just off of Nebraska Highway 41 and ten miles east of Highway 77, which is a north-south corridor in Southeastern Nebraska.
     As of the date of this report, construction of our plant is substantially complete and plant operations have commenced. The plant consists of the following buildings:
•	A processing building, which contains processing equipment, laboratories, a control room and offices;

•	A water treatment building containing equipment for water supply and treatment;

•	A grain receiving and shipping building consisting of a 1st floor and 2nd level mezzanine;

•	A mechanical building, which contains maintenance offices, storage and a welding shop; and

•	An administrative building, along with furniture and fixtures, office equipment and computer and telephone systems.
     The site also contains improvements, such as rail tracks and a rail spur, landscaping, drainage systems and paved access roads.
     All of our tangible and intangible property, real and personal, serves as the collateral for the debt financing with Farm Credit Services of America, which is described below under “Item 6 — MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS.”
Item 3. LEGAL PROCEEDINGS.
     We are not currently involved in any material legal proceedings, directly or indirectly, and we are not aware of any claims pending or threatened against us or any of the directors that could result in the commencement of legal proceedings.
Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     We did not submit any matter to a vote of our unit holders through the solicitation of proxies or otherwise during the fourth fiscal quarter of 2007. However, as of the date of this report, we will submit several matters, including four amendments to the Company’s Operating Agreement and election of directors, to a vote of our unit holders through the solicitation of proxies in a definitive proxy statement. The information required by Item 4 for solicitations, which will be submitted during the first quarter of fiscal year 2008, is incorporated by reference to our definitive proxy statement relating to our 2008 annual meeting of members. In accordance with Regulation 14A, we will be filing our definitive proxy statement no later than 120 days after the end of the last fiscal year. The 2008 annual meeting, at which voting on the proposed amendments and directors will take place, is scheduled for February 1, 2008.

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PART II
Item 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.
There is no public trading market for our units.
          As of September 30, 2007, we had approximately 5,133 unit holders of record.
     We have not declared or paid any distributions on our units. Our board of directors has complete discretion over the timing and amount of distributions to our unit holders subject to certain financial covenants required by our senior credit facility. Our operating agreement requires the board of directors to endeavor to make cash distributions at such times and in such amounts as will permit our unit holders to satisfy their income tax liability in a timely fashion. Our expectations with respect to our ability to make future distributions are discussed in greater detail in “Item 6 — MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS.”
     We filed a Registration Statement for an initial public offering of our units with the Securities and Exchange Commission on Form SB-2 (SEC Registration No. 333-128902). The Securities and Exchange Commission declared our Registration Statement on Form SB-2 (SEC Registration No. 333-128902) effective on May 15, 2006. We commenced our initial public offering of our units shortly thereafter. Certain of our officers and directors offered and sold the units on a best efforts basis without the assistance of an underwriter. We did not pay these officers or directors any compensation for services related to the offer or sale of the units.
     We registered a total of 5,810 units at $10,000 per unit for an aggregate maximum gross offering price of $58,100,000. We issued 4,939 units in the registered offering, for an aggregate amount of $49,390,000. Our units are subject to transfer restrictions under our operating agreement and by applicable tax and securities laws. As a result, investors will not be able to easily liquidate their investment in our company. Pursuant to our prospectus, all subscription payments from the offering were deposited in an escrow account. On August 11, 2006, we met the conditions to breaking escrow and received our offering proceeds at that time. We officially closed the offering on February 23, 2007.
     The following is a breakdown of units registered and units sold in the registered offering:

Amount	Aggregate price of the amount		Aggregate price of
Registered	registered	Amount Sold	the amount sold

5,800	$58,000,000	4,939	$49,390,000
     As of September 30, 2007, our total expense related to the registration and issuance of these units was approximately $402,600, which was netted against the offering proceeds. All of these expenses were direct or indirect payments to unrelated parties. Our net offering proceeds, including the $970,000 we raised in seed capital, after deduction of expenses were approximately $49,957,400.
Item 6. MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS.
     This report contains forward-looking statements that involve significant risks and uncertainties. The following discussion, which focuses on our plan of operation through the commencement of operations of the plant, consists almost entirely of forward-looking information and statements. Actual events or results may differ materially from those indicated or anticipated, as discussed in the section entitled “Forward Looking Statements.” The following discussion of our financial condition and plan of operation should also be read in conjunction with our financial statements and notes to financial statements contained in this report.
Overview
     As of the close of our fiscal year on September 30, 2007, we were still in the development phase, and had generated no revenue. Since we had not yet become operational as of the end of our fiscal year, we do not yet have

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comparable income, production or sales data. We completed construction of the plant in late October 2007 and we have since commenced production of ethanol and distillers grains at our ethanol plant located near Adams, Nebraska.
Plan of Operations for the Next 12 Months
     We plan to spend the next 12 months focused on plant operations, including three primary functions (i) management of cost-effective purchasing of the critical inputs to our production process which include corn and natural gas; (ii) optimizing the production process in such a way as to minimize manufacturing costs; and (iii) monitoring and evaluating the performance of our marketing agents to ensure effective marketing of our principal products, which consist of ethanol and distillers grains. We expect to have sufficient cash on hand to cover all costs associated with operating the plant.
Trends, Events and Uncertainties That May Impact the Company
     We will be subject to industry-wide factors, trends and uncertainties that affect our operating and financial performance. These factors include, but are not limited to, the available supply and cost of corn from which our ethanol and distillers grains will be processed; the cost of natural gas, which we will use in the production process; new technology developments in the industry; dependence on our ethanol marketer and distillers grains marketer to market and distribute our products; the intensely competitive nature of the ethanol industry; and possible changes in legislation/regulations at the federal, state and/or local level. These factors as well as other trends and uncertainties are described in more detail below.
No Operating History
     We have no operating history and our business may not be as successful as we anticipate. As of the end of the fiscal year we had not yet completed construction of the plant; however, as of the date of this report, construction of the plant has been completed and we have commenced plant operations. Accordingly, we have no operating history from which you can evaluate our business and prospects. Our operating results could fluctuate significantly in the future as a result of a variety of factors. Many of these factors are outside our control. In addition, our prospects must be considered in light of the normal risks and uncertainties encountered by an early-stage company in a rapidly growing industry where supply, demand, and pricing may change substantially in a short amount of time.
Corn Prices
     Ethanol production at our plant requires substantial amounts of corn. Prevailing higher prices for corn due to increased demand from the ethanol industry and export sales were the stimulus for the planned increase in corn acreage for 2007. Despite the record corn crop, strong exports and domestic usage have caused the price of corn to remain significantly higher than historical averages. Assuming this demand does not decline over the next few years, we expect continued volatility in the price of corn. Although the area surrounding the plant produces a significant amount of corn and we do not anticipate problems sourcing corn, the number of operating and planned ethanol plants in our immediate surrounding area and nationwide will also significantly increase the demand for corn. This increase will likely drive the price of corn upwards in our market which will impact our ability to operate profitably. In addition, there is no assurance that a shortage will not develop, particularly if there are other ethanol plants competing for corn or if we encounter an extended drought or other production problem. Because the market price of ethanol is not related to grain prices, ethanol producers are generally not able to compensate for increases in the cost of grain feedstock through adjustments in prices charged for their ethanol. We, therefore, anticipate that our plant’s profitability will be negatively impacted during periods of high corn prices.
     Corn, as with most other crops, is affected by weather, disease and other environmental conditions. The price of corn is also influenced by general economic, market and government factors. For example, increased production from new ethanol plants has resulted in increased demand for corn. This has resulted in higher prices for corn creating lower profits for ethanol plants. Additional factors include farmer planting decisions, domestic and foreign government farm programs and policies, global demand and supply and quality.

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     Corn prices increased significantly in the fourth quarter of 2006 and have remained in 2007 at substantially higher levels than in 2006. In the first nine months of 2007, Chicago Board of Trade (“CBOT”) corn prices have ranged from a low of $3.08 per bushel to a high of $4.37 per bushel, with prices averaging $3.67 per bushel, compared to CBOT corn prices in 2006 that ranged from a low of $2.03 per bushel to a high of $2.67 per bushel, with prices averaging $2.34 per bushel. At November 5, 2007, the CBOT price per bushel of corn for December delivery was $3.75. The following graph illustrates the movement of corn prices from January 2006 to November 2007.
CHICAGO BOARD OF TRADE NEARBY CORN PRICES 2006 — 2007
(Dollars per Bushel)
Source: Chicago Board of Trade
Natural Gas
     We expect our natural gas costs to represent approximately 10% to 15% of our total operating costs on an annual basis. The prices for and availability of natural gas are subject to volatile market conditions. These market conditions often are affected by factors beyond our control such as higher prices resulting from colder than average weather conditions, overall economic conditions, and foreign and domestic governmental regulations. Significant disruptions in the supply of natural gas could impair our ability to manufacture ethanol for our customers. Furthermore, increases in natural gas prices or changes in our natural gas costs relative to natural gas costs paid by competitors may adversely affect our results of operations and financial condition.
Ethanol Supply & Demand
     The number of ethanol plants being developed and constructed in the United States continues to increase at a rapid pace. If the demand for ethanol does not grow at the same pace as increases in supply, we expect the price for ethanol to decline. Declining ethanol prices will result in lower future revenues and may reduce or eliminate profits.
     While we believe that the nationally mandated usage of renewable fuels has largely driven demand in the past, we believe that an increase in voluntary usage will be necessary for the industry to continue its growth trend. In addition, a higher RFS standard may be necessary to encourage blenders to utilize ethanol. We expect that voluntary usage by blenders will occur only if the price of ethanol makes increased blending economical. In addition, we believe that heightened consumer awareness and consumer demand for ethanol-blended gasoline may play an important role in growing overall ethanol demand and voluntary usage by blenders. If blenders do not voluntarily increase the amount of ethanol blended into gasoline and consumer awareness does not increase, it is possible that additional ethanol supply will continue to outpace demand and further depress ethanol prices.

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Ethanol Competition
     We expect to operate in a competitive industry and compete with larger, better financed entities which could impact our ability to operate profitably. There is significant competition among ethanol producers with numerous producer and privately owned ethanol plants planned and operating throughout the United States. In addition, we are beginning to see consolidation in the industry. POET, Vera Sun, and ADM control a significant portion of the ethanol market, producing an aggregate of over 3 billion gallons of ethanol annually.
     Our ethanol plant also competes with oil companies. Competition from major oil companies may prevent the expansion of ethanol use and blending of gasoline and ethanol, as the oil industry may see ethanol as a threat to its market power. The ethanol industry is dependent upon oil companies to blend ethanol with gasoline at their refineries. Blenders receive a tax credit of 51 cents for every gallon of ethanol blended into gasoline. According to the Renewable Fuels Association, despite this tax credit, the oil industry is lobbying against any new legislative mandates for blending ethanol. The major oil companies have significantly greater resources than we have to develop alternative products and to influence legislation and public perception. If mandates such as the Renewable Fuel Standard do not increase, it is possible that oil refineries will only blend the amount of ethanol that they are required to blend because ethanol competes with gasoline at the pumps. If our competitors in the oil industry are able to prevent the expansion of renewable fuels mandates, refuse to blend the increased capacity of ethanol produced at new and existing plants, or prevent the expansion of ethanol use, it may influence our ability to sell our ethanol, adversely affecting our operating results and financial condition.
Ethanol Marketing
     We expect to sell most of the ethanol we produce to Aventine Renewable Energy, Inc., and if Aventine fails to competitively market our ethanol or breaches the ethanol marketing agreement, we could experience a material loss. Our financial performance may be dependent upon the financial health of Aventine, as a significant portion of our accounts receivable are expected to be attributable to Aventine and its customers. If Aventine fails to competitively market our ethanol or breaches the ethanol marketing agreement, we could experience a material loss and we may not have any readily available means to sell our ethanol.
Ethanol Infrastructure
     If the volume of ethanol shipments continues to increase with the nation’s increased production capacity, there may be weaknesses in infrastructure and its capacity to transport ethanol such that our product cannot reach its target markets. In addition, ethanol destination terminals may not have adequate capacity to handle the supply of ethanol, and will have to quickly adapt by building more tanks to hold increased inventory before shipping ethanol to the blenders. According to some industry insiders, oil companies may be logistically unable to blend ethanol into gasoline at the pace at which ethanol is being produced; some refer to this as a “blend wall.” Many blending terminals may need to make infrastructure changes to blend the quantities of ethanol that are being produced. If the blending terminals do not have sufficient capacity or the necessary infrastructure to make this switch, or are reluctant to make such large capital expenditures to blend ethanol, there may be an oversupply of ethanol on the market, which could depress ethanol prices and negatively impact our financial performance.
     While the Energy Independence and Security Act of 2007, which was signed into law by President George W. Bush on December 19, 2007, includes a provision for the feasibility of ethanol pipelines, ethanol is corrosive and absorbs water; therefore, it cannot be shipped in normal gasoline pipelines to blenders. Most ethanol producers instead ship ethanol by rail to distribution terminals, which then send the ethanol on a barge or truck to blenders. Increased production of ethanol has created a bottleneck between producers and blenders, and the rail system’s capacity is strained to meet demand. Railroads are also facing pressure from increased corn production, and have found it difficult to meet the demand to transport the grain to storage facilities. If the nation’s rail system cannot keep pace with the production of ethanol and corn, we may be forced to lower the price at which we sell our ethanol and pay higher prices for rail cars in order to compete with other plants for access to transportation. The lack of rail infrastructure may prevent us from shipping our ethanol to target markets and may even cause our plant to slow or halt production. This could lead to a decrease in our profitability.

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E-85 and Flex Fuel Vehicles
          The inability of retailers to obtain pump certifications and the limited availability of flex fuel vehicles for use by consumers could prevent retailers from selling E85, which could decrease the overall demand for ethanol and could adversely affect our financial condition and ability to generate profits.
Distillers Grains
     With the advancement of research into the feeding rations of poultry and swine, we anticipate these markets will expand and create additional demand for distillers grains; however, no assurance can be given that these markets will in fact expand, or if they do that we will benefit from it.
     We entered into an agreement with Cenex Harvest States, Inc. to market our distillers grains. As a result, we are dependent on CHS to competitively market our distillers grains and if CHS breaches its contract or does not have the ability, for financial or other reasons, to competitively market our distillers grains, we will not have any readily available means to sell our product. Our lack of a sales force and reliance on third parties to sell and market our products may place us at a competitive disadvantage. Our failure to sell all of our distillers dried grains feed products may result in less income from sales, reducing our revenue stream and our overall profitability.
Derivatives
     We are exposed to market risks from changes in corn, natural gas, and ethanol prices. We seek to minimize these commodity price fluctuation risks through the use of derivative instruments. Although we will attempt to link these instruments to sales plans, market developments, and pricing activities, such instruments in and of themselves can result in additional costs due to unexpected directional price movements. We may incur such costs and they may be significant.
New Technology
     As the ethanol industry continues to mature, new technologies will be developed and introduced. A partial list of such technologies includes fractionation, oil recovery, and cellulosic biomass conversion to ethanol. Depending on adequate resource availability (including cash for capital investments), E Energy Adams may not be able to fund/support such technologies. This may result in a non-competitive position for the Company that could negatively impact profitability.
Government Legislation and Regulations
     The ethanol industry and our business are assisted by various federal ethanol supports and tax incentives, including those included in the Energy Policy Act of 2005 and the Energy Independence and Security Act of 2007. Government incentives for ethanol production, including federal tax incentives, may be reduced or eliminated in the future, which could hinder our ability to operate at a profit. Federal ethanol supports, such as the renewable fuels standard, help support a market for ethanol that might disappear without this incentive; as such, a waiver of RFS minimum levels of renewable fuels included in gasoline could have a material adverse effect on our results of operations. The elimination or reduction of tax incentives to the ethanol industry, such as the VEETC available to gasoline refiners and blenders, could reduce the market for ethanol, causing prices, revenues, and profitability to decrease.
     We are also affected by the government’s regulation of the environment, which changes constantly. We are subject to extensive air, water and other environmental regulations and we have been required to obtain a number of environmental permits to construct and operate the plant. It is possible that more stringent federal or state environmental rules or regulations could be adopted, which could increase our operating costs and expenses. It also is possible that federal or state environmental rules or regulations could be adopted that could have an adverse effect on the production of ethanol. For example, changes in the environmental regulations regarding regulation of carbon dioxide emissions from stationary sources such as ethanol plants or concerning the required oxygen content of automobile emissions could have an adverse effect on the ethanol industry. Furthermore, our plant operations are governed by the Occupational Safety and Health Administration (“OSHA”). OSHA regulations may change such

21

that the costs of the operation of the plant may increase. Any of these regulatory factors may result in higher costs or other materially adverse conditions affecting our operations, cash flows and overall financial performance.
Liquidity and Capital Resources
     As of our fiscal year ended September 30, 2007, we have total assets of approximately $87,079,300 consisting primarily of cash and equivalents, and property, plant and equipment. We have current liabilities of approximately $12,625,300 consisting primarily of construction and retainage payable and debt. Since our inception through September 30, 2007, we have an accumulated loss of approximately $3,365,300. Total members’ equity as of September 30, 2007, was approximately $46,592,000. Since our inception, we have generated no revenue from operations. For the fiscal year ended September 30, 2007 and the period from inception to September 30, 2007, we had net losses of approximately $2,549,300 and $3,365,300, respectively, primarily due to start-up business costs.
          We expect to be able to satisfy our cash requirements for the next 12 months using our senior credit facility, earnings from operations and tax increment financing. We do not expect to have to raise additional funds within the next 12 months.
Senior Credit Facility
          Our senior credit facility is with Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA (“Farm Credit”). The facility includes a $35,000,000 term loan and a $14,500,000 revolving loan. We also have entered into an additional revolving loan for $10,000,000 for the purpose of financing our grain inventory, receivables and margin account equity.
     We must pay interest on the above loans at variable rates equivalent to the London InterBank Offered Rates (“LIBOR”) Short Term Index Rate plus 3.05%. The variable rate will be adjusted to the three-month LIBOR Short Term Index Rate (LIBOR + 280 basis points) for any year after the first year of operations in which, at the end of the preceding year, our owners’ equity (defined as net worth to total tangible assets) is equal to or greater than 60% provided we are not otherwise in default. Interest will be calculated on a 360-day basis.
     We have paid an origination fee of $371,250 to Farm Credit for the loans and we must pay an annual administration fee of $25,000 to Farm Credit. For the revolving credit facility and the line of credit facility, we will pay a non-use fee in the event that the average outstanding balance on these facilities is less than the maximum principal balance of said facilities. This fee will be equal to 0.5% per annum of the difference between the maximum principal balance and the actual usage. This fee will be due quarterly.
     We are obligated to repay the $35,000,000 term loan in 29 equal, consecutive, quarterly installments of $1,237,500 plus accrued interest commencing on the first of the month which is six months following substantial completion of our ethanol plant, but no later than April 1, 2008, and the last installment due no later than October 1, 2015. We arrived at substantial completion at the end of October 2007; therefore, our first payment will be due April 1, 2008.
     On the earlier of January 1, 2016 or three months following repayment of the term loan we will begin repayment on the revolving term loan in ten equal, consecutive, quarterly principal installments of $1,450,000 plus accrued interest with the last installment due by April 1, 2018. During the term of the $35,000,000 term loan, we are required to make special principal payments in an annual amount equal to 65% of our excess cash flow for each year, not to exceed $2,000,000 in any fiscal year and the aggregate total of those payments will not exceed $8,000,000. These payments will be applied to scheduled principal installments of the term loan in inverse order of maturity.
     The loans are secured by a first mortgage on our real estate and a lien on all of our personal property. If we prepay any portion of the construction loans prior to April 1, 2009, we will pay a prepayment charge of 3% in addition to certain surcharges. This prepayment charge will be reduced by 1.0% each year thereafter and any prepayment made on the construction loan after April 1, 2011 will not be subject to a prepayment charge.

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Debt Financing Covenants
     During the term of our loans with Farm Credit, we will be subject to various financial and non-financial covenants that include, among other items, the following requirements: (1) maintenance of working capital of not less than $5,000,000 and increasing to $5,500,000 at fiscal year end and; (2) maintenance of a certain debt coverage ratio, as defined in the Credit Agreement; and (3) maintenance of a minimum tangible net worth of at least $49,000,000, increasing to at least $50,000,000 at fiscal year end 2008 and increasing to at least $52,000,000 at fiscal year end 2009 and thereafter. On December 12, 2007, Farm Credit notified us that we were not in compliance with our working capital and net worth covenants. We are currently discussing these issues with Farm Credit and we intend to request waivers for our non-compliance as we work towards returning to full compliance with these covenants. Although we have not yet received the waivers, Farm Credit has communicated its willingness to consider waiving non-compliance for a certain period of time. If we are unable to secure waivers or return to compliance with these covenants, Farm Credit could declare an event of default under our credit agreement.
     We will only be allowed to make annual capital expenditures up to $500,000 annually without prior approval. We will also be prohibited from making distributions to our members; however, for each fiscal year commencing with the fiscal year ending 2008, we may make a distribution to our members of 40% of the net profit for such fiscal year after our lender has received audited financial statements for the fiscal year and provided no event of default or potential default exists. We may exceed 40% only if we have made the required free cash flow payment for that fiscal year. We must be in compliance with all financial ratio requirements and loan covenants before and after any distributions to our members.
Tax Increment Financing
     In general, when a project such as our ethanol plant is constructed, there is an increase in the value of the real estate which in turn increases the property taxes assessed against such real estate. The increased tax revenues are the “tax increment,” and tax increment financing dedicates that increased revenue to finance debt issued to pay for the project. In our case, we have entered into a tax increment financing arrangement with the Community Development Agency of the Village of Adams, Nebraska (the “Agency”), pursuant to which we have received approximately $3,865,000 for project costs related to our ethanol plant. The Agency has issued bonds and in satisfaction of a requirement that we acquire sufficient private financing sufficient to complete the project, we have entered into a loan agreement with Security First Bank, pursuant to which Security First Bank has loaned us $5,035,000. The approximate amounts of the loan proceeds are as follows: available for project costs $3,865,000; capitalized interest $514,000; debt service reserve fund $503,000; and debt issuance costs $153,000.
     This loan bears interest at 9.15% until the reset date of June 1, 2014, at which time the interest rate will be determined based on the U.S. Treasury Constant Maturity Index average for the prior month, plus 398 bps, not to exceed 10% or fall below 7.5%. The loan matures in semi-annual increments commencing June 1, 2009. The semi-annual increments commence at $95,000 and increase to $730,000, with a final maturity of December 21, 2021. Interest on the loans is payable semi-annually on June 1 and December 1, commencing on December 1, 2007. We will be assessed taxes on the value of our plant which will be paid to a special debt service fund and then used to pay the payments required on the loan. We have also agreed to reimburse Gage County for up to $1,000,000 for the redevelopment of certain county roads near the plant site. We are obligated to pay all project costs that exceed the amounts paid from the tax increment financing.
     In connection with the bond issuance, the Agency also authorized a Series 2007B Note to the Company under which additional funding to the Company is contingently committed. Under the terms of the agreement the Agency may provide additional funding to the Company up to $2,500,000 to reimburse the Company for Project Costs the Company has paid. However, any such funding to the Company would only be paid if there were tax increment revenues remaining once the bonds have been fully paid.

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Critical Accounting Estimates
     Management uses estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. We did not have any critical accounting estimates as of our fiscal year ended September 30, 2007.
Employees
     As of the date of this report, we employ 45 employees, all of which are on a full-time basis.
Off-Balance Sheet Arrangements
     We do not have any off-balance sheet arrangements.

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Item 7.	FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors
E Energy Adams, LLC
Adams, Nebraska
We have audited the accompanying balance sheet of E Energy Adams, LLC (a development stage company), as of September 30, 2007, and the related statements of operations, changes in members’ equity, and cash flows for the years ended September 30, 2007 and 2006, and for the period from inception (March 25, 2005) to September 30, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E Energy Adams, LLC, (a development stage company) as of September 30, 2007, and the results of its operations and its cash flows for the years ended September 30, 2007 and 2006 and for the period from inception (March 25, 2005) to September 30, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Boulay, Heutmaker, Zibell & Co. P.L.L.P.
Certified Public Accountants

Minneapolis, Minnesota
December 20, 2007

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E ENERGY ADAMS, LLC
(A Development Stage Company)
Balance Sheet

September 30,
ASSETS	2007

Current Assets
Cash and equivalents	$770,909
Restricted cash	424,870
Prepaid and other	237,984
Inventories	157,062

Total current assets	1,590,825

Property, Plant and Equipment
Land	1,054,282
Computers and office equipment	248,876
Construction in progress	82,522,788

Total property and equipment	83,825,946
Less accumulated depreciation	19,278

Net property, plant and equipment	83,806,668

Other Assets
Restricted cash	611,108
Investments and other	94,823
Debt issuance costs, net of amortization	546,974
Other intangibles	428,919

Total other assets	1,681,824

Total Assets	$87,079,317

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities
Current maturities of long-term debt	$2,475,000
Derivative instruments	15,689
Accounts payable	338,958
Accrued expenses	392,665
Construction and retainage payable	2,302,558
Construction and retainage payable — related party	7,100,430

Total current liabilities	12,625,300

Long-Term Debt, less current maturities	27,861,976

Commitments and Contingencies

Members’ Equity

Member contributions, net of costs related to capital contributions, 5,133 units outstanding	49,957,383
Deficit accumulated during development stage	(3,365,342)

Total members’ equity	46,592,041

Total Liabilities and Members’ Equity	$87,079,317

Notes to Financial Statements are an integral part of this Statement.

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E ENERGY ADAMS, LLC
(A Development Stage Company)
Statement of Operations

	Year	Year	From Inception
	Ended	Ended	(March 25, 2005)
	September 30,	September 30,	to September 30,
	2007	2006	2007

Revenues	$—	$—	$—

Operating Expenses
Professional and consulting fees	416,098	552,144	1,096,710
Project coordinator	—	208,258	231,789
General and administrative	1,403,504	376,302	1,849,619

Total operating expenses	1,819,602	1,136,704	3,178,118

Operating Loss	(1,819,602)	(1,136,704)	(3,178,118)

Other Income (Expense)
Other income	146,911	—	151,911
Loss on derivative instruments	(1,569,735)	—	(1,569,735)
Interest income	693,082	566,598	1,266,641
Interest expense	—	(36,041)	(36,041)

Total other income (expense)	(729,742)	530,557	(187,224)

Net Loss	$(2,549,344)	$(606,147)	$(3,365,342)

Weighted Average Units Outstanding	5,133	884	2,416

Net Loss Per Unit	$(497)	$(686)	$(1,393)

Notes to Financial Statements are an integral part of this Statement.

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E ENERGY ADAMS, LLC
(A Development Stage Company)
Statement of Changes in Members’ Equity

	Member	Deficit
	Contributions	Accumulated

Balance — Inception March 25, 2005	$—	$—
Capital contributions — 80 units, $5,000 per unit, April, 2005	400,000
Capital contributions — 114 units, $5,000 per unit, May, 2005	570,000
Cost of raising capital	(17,192)
Net loss for the period ended September 30, 2005		(209,851)

Balance — September 30, 2005	952,808	(209,851)
Capital contributions — 4,939 units, $10,000 per unit, August 2006	49,390,000
Cost of raising capital	(385,425)
Net loss for the period ended September 30, 2006		(606,147)

Balance — September 30, 2006	49,957,383	(815,998)
Net loss for the period ended September 30, 2007		(2,549,344)

Balance — September 30, 2007	$49,957,383	$(3,365,342)

Notes to Financial Statements are an integral part of this Statement.

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E ENERGY ADAMS, LLC
(A Development Stage Company)
Statement of Cash Flows

	Year	Year	From Inception
	Ended	Ended	(March 25, 2005)
	September 30,	September 30,	to September 30,
	2007	2006	2007

Cash Flows from Operating Activities
Net loss	$(2,549,344)	$(606,147)	$(3,365,342)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	15,903	2,962	19,278
Gain on investment	(92,436)	—	(92,436)
Changes in assets and liabilities
Restricted cash	(1,035,978)	—	(1,035,978)
Derivative instruments	15,689	—	15,689
Prepaid and other	(5,356)	(219,607)	(237,984)
Inventories	(157,062)	—	(157,062)
Accounts payable	232,779	1,082	338,958
Accrued expenses	389,695	2,970	392,665

Net cash used in operating activities	(3,186,110)	(818,740)	(4,122,212)

Cash Flows from Investing Activities
Payments for investment	(2,387)	—	(2,387)
Payments for other intangibles	(428,919)	—	(428,919)
Capital expenditures	(66,691,463)	(7,718,042)	(74,422,958)

Net cash used in investing activities	(67,122,769)	(7,718,042)	(74,854,264)

Cash Flows from Financing Activities
Debt issuance costs	(173,224)	(373,750)	(546,974)
Proceeds from revolving loan, net	1,832,000	—	1,832,000
Proceeds from TIF financing	5,035,000	—	5,035,000
Proceeds from term loan	23,469,976	—	23,469,976
Member contributions	—	49,390,000	50,360,000
Costs related to capital contributions	—	(300,485)	(402,617)

Net cash provided by financing activities	30,163,752	48,715,765	79,747,385

Net Increase (Decrease) in Cash and Equivalents	(40,145,127)	40,178,983	770,909

Cash and Equivalents — Beginning of Period	40,916,036	737,053	—

Cash and Equivalents — End of Period	$770,909	$40,916,036	$770,909

Supplemental Cash Flow Information
Cash paid during the period for:
Interest	$—	$36,041	$36,041
Capitalized interest	685,755	—	685,755

Total	$685,755	$36,041	$721,796

Supplemental Disclosure of Noncash Investing and Financing Activities

Land options exercised for land purchased	$—	$7,000	$7,000

Construction in progress in construction payable	$9,402,988	$8,450,209	$9,402,988

Deferred offering costs offset against equity	$—	$385,425	$402,617

Notes to Financial Statements are an integral part of this Statement.

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E ENERGY ADAMS, LLC
(A Development Stage Company)
Notes to Financial Statements
September 30, 2007
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of Business
E Energy Adams, LLC, (a Nebraska Limited Liability Company) was organized with the intentions of developing, owning and operating a 50 million gallon dry mill corn-processing ethanol plant in Gage County, Nebraska. The Company was formed on March 25, 2005 to have an indefinite life. The construction of the ethanol plant was completed in October 2007, and the Company began its plant operations at that time. Prior to October 2007, the Company was in the development stage with its efforts being principally devoted to organizational activities and construction of the plant.
Fiscal Reporting Period
The Company has adopted a fiscal year ending September 30 for reporting financial operations.
Accounting Estimates
Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.
Cash and Equivalents
The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash equivalents consist of a certificate of deposit and totaled approximately $27,000 at September 30, 2007.
The Company maintains its accounts primarily at two financial institutions. At times throughout the year the Company’s cash balances may exceed amounts insured by the Federal Deposit Insurance Corporation.
Restricted Cash
Restricted cash consists of capitalized interest and debt reserve funds, plus interest income, related to the Company’s Tax Increment Financing loan, and totaled $1,035,978 at September 30, 2007. (See Note 5.)
Derivative Instruments
The Company accounts for derivative instruments and hedging activities in accordance with Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended. SFAS No. 133 requires the recognition of derivatives in the balance sheet and the measurement of these instruments at fair value.
In order for a derivative to qualify as a hedge, specific criteria must be met and appropriate documentation maintained. Gains and losses from derivatives that do not qualify as hedges, or are undesignated, must be recognized immediately in earnings. If the derivative does qualify as a hedge, depending on the nature of the hedge, changes in the fair value of the derivative will be either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. Changes in the fair value of undesignated derivatives are recorded in other income and expense since the Company has not yet commenced operations.

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E ENERGY ADAMS, LLC
(A Development Stage Company)
Notes to Financial Statements
September 30, 2007
Additionally, SFAS No. 133 requires a company to evaluate its contracts to determine whether the contracts are derivatives. Certain contracts that literally meet the definition of a derivative may be exempted as “normal purchases or normal sales”. Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. Contracts that meet the requirements of normal purchases or sales are documented as normal and exempted from accounting and reporting requirements of SFAS No. 133, and therefore, are not marked to market in our financial statements.
Cash flows associated with the derivative instruments are presented in the same category on the statement of cash flow as the item being hedged.
Inventory
Inventory consists of raw materials and supplies. Inventory is stated at the lower of average cost or market on a first-in, first-out (FIFO) basis.
Property and Equipment
Property and equipment is stated at the lower of cost or estimated fair value. Depreciation is provided over an estimated useful life by use of the straight line depreciation method. Maintenance and repairs are expensed as incurred; major improvements and betterments are capitalized.
The Company capitalizes construction costs until the assets are placed in service, at which time depreciation will be provided over the assets estimated useful life. As of September 30, 2007, the Company had a construction and retainage payable of approximately $9,403,000.
Debt Issuance Costs
Debt issuance costs are being amortized over the term of the related debt by use of the effective interest method.
Other Intangibles
The Company, as part of the tax increment financing discussed in Note 5, agreed to reimburse Gage County for up to $1,000,000 for the redevelopment of certain county roads near the plant site. Accordingly, the Company will have a beneficial interest, up to an amount reimbursed for these assets, which will be held by Gage County. These assets will be amortized over their estimated economic useful life once placed into service. As of September 30, 2007, the Company had incurred costs of approximately $429,000 relating to this obligation.
Income Taxes
E Energy Adams, LLC is treated as a partnership for federal and state income tax purposes, and generally does not incur income taxes. Instead its earnings and losses are included in the income tax returns of its members. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.
Capitalized Interest
The Company’s policy is to capitalize interest cost incurred on debt during the construction of major projects exceeding one year.

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E ENERGY ADAMS, LLC
(A Development Stage Company)
Notes to Financial Statements
September 30, 2007
Fair Value of Financial Instruments
The carrying value of cash and equivalents and derivative instruments approximate fair value.
Recently Issued Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (SFAS 157), Fair Value Measurements. SFAS 157 defines fair value, which establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The statement is effective for (1) financial assets and liabilities in financial statements issued for fiscal years beginning after November 15, 2007 and (2) non-financial assets and liabilities in financial statements issued for fiscal years beginning after November 15, 2008. The Company is evaluating the effect, if any, that the adoption of SFAS 157 will have on its results of operations, financial position, and related disclosures.
In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, (SFAS 159), The Fair Value Option for Financial Assets and Financial Liabilities, which includes an amendment of SFAS 115, Accounting for Certain Investments in Debt and Equity Securities. This statement provides companies with an option to report selected financial assets and liabilities at fair value and is effective for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company is evaluating the effect, if any, that the adoption of SFAS No. 159 will have on its results of operations, financial position, and related disclosures.
2. MEMBERS’ EQUITY
As specified in the Company’s operating agreement, the Company is authorized to issue additional units as needed. The Company has one class of membership units, which include certain transfer restrictions as specified in the operating agreement and pursuant to applicable tax and securities laws. Income, losses and distributions are allocated to all members based upon their respective percentage units held. A member is entitled to one vote for each member unit held.
The Company was initially capitalized by a member who contributed $400,000 for 80 membership units. Additionally, the Company was further capitalized by 25 additional members, contributing an aggregate of $570,000 for 114 units.
The Company raised additional equity in a public offering using a Form SB-2 Registration Statement filed with the Securities and Exchange Commission (SEC), which was declared effective May 15, 2006. The Offering was for a minimum of 1,990 and up to 5,810 membership units for sale at $10,000 per unit. The minimum purchase requirement was two units for a minimum investment of $20,000. The offering was closed on February 23, 2007 with the issuance of 4,939 units totaling $49,390,000. The Company offset proceeds from the equity offering with offering costs of approximately $402,600.
3. INCOME TAXES
The Company has adopted a tax year end of December 31. The differences between financial statement basis and tax basis of assets as of September 30, 2007 are estimated approximately as follows:

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E ENERGY ADAMS, LLC
(A Development Stage Company)
Notes to Financial Statements
September 30, 2007

Financial statement basis of total assets	$87,079,000
Less: Accumulated tax depreciation greater than financial statement basis	33,000
Plus: Organizational and start-up costs expensed for financial reporting purposes	4,555,000

Taxable income tax basis of total assets	$91,601,000

There were no differences between the financial statement basis and tax basis of the Company’s liabilities.
4. DERIVATIVE INSTRUMENTS
In order to reduce risk caused by market fluctuations, the Company hedges its anticipated corn and natural gas purchases by entering into options and futures contracts. These contracts are used with the intention to fix the purchase price of the Company’s anticipated requirements of corn and natural gas in production activities. The fair value of these contracts is based on quoted prices in active exchange-traded or over-the-counter markets. The fair value of derivatives is continually subject to change due to changing market conditions. The Company does not formally designate these instruments as hedges and, therefore, records in earnings adjustments caused from marking these instruments to market on a monthly basis.
At September 30, 2007, the Company had cash at a brokerage firm, related to derivative instruments, of approximately $314,000 and a corresponding liability related to corn and natural gas options and future positions of approximately $16,000. The Company has recorded a combined loss of approximately $1,570,000, which includes a realized loss of approximately $1,554,000 and an unrealized loss of approximately $16,000.
5. BANK FINANCING
The Company has a credit agreement with a financial institution for the purpose of funding a portion of the cost of the ethanol plant. Under the credit agreement, the lender has provided a term loan for $35,000,000 and a revolving loan of $14,500,000. An additional revolving loan for originally $3,000,000, amended to $10,000,000 in May 2007 is provided for the financing of grain inventory, receivables and margin account equity. These loans are secured by substantially all assets.
In May 2007, the Company amended certain terms of its term loan, revolving loan and the additional revolving loan. The amendment temporarily limited the advances available under the term loan to $15,000,000 until the Company received the tax increment financing (TIF) as discussed below. The revolving loan terms were amended to allow the Company to advance funds under those loans, immediately, but the advances are limited to $3,000,000 until such time that the funds available under the term loan have been advanced in its entirety.
Term Loan
The Company is required to make 29 principal quarterly installments of $1,237,500 plus accrued interest beginning six months following substantial completion, but no later than April 1, 2008 until October 1, 2015. In addition to the required payments, the Company will have to make additional principal payments equal to 65% of the Company’s excess cash flow as defined in the loan agreement not to exceed $2,000,000 per fiscal year and an aggregate total of $8,000,000.

33

E ENERGY ADAMS, LLC
(A Development Stage Company)
Notes to Financial Statements
September 30, 2007
Revolving Loan
At the earlier of either January 1, 2016 or three months following the repayment of the term loan, the Company will be required to make 10 quarterly installments of $1,450,000 plus interest until April 1, 2018. As of September 30, 2007, the outstanding balance on the revolving loan was $1,832,000.
Additional Revolving Loan
In February 2007, the Company amended certain terms of its additional revolving loan, allowing the Company to begin drawing funds, as needed, beginning in February 2007. The Company is required to pay interest monthly until February 1, 2008, when the entire unpaid principal, plus accrued interest and any unpaid fees, costs or expenses shall be due. Prior to this amendment, the funds under this revolving loan were available beginning in November 2007, and due in November 2008.
The Company is required to make monthly interest payments for all loans at a variable rate equivalent to the three-month LIBOR short term index rate plus 3.05% during the construction period. The variable rate will be adjusted to the three month London Inter-Bank Offer Rate (LIBOR) plus 2.8% for any year after the first year of operations in which, at the end of the preceding year, the Company’s owners’ equity, is equal to or greater than 60%. Interest will be calculated on a 360 day basis.
If the Company prepays any portion of the above loans prior to April 1, 2009, the Company will owe a prepayment charge of 3% in addition to certain surcharges. The prepayment charge will be reduced by 1% each year thereafter and any prepayment made on the construction loan after April 1, 2011 will not be subject to a prepayment charge.
The Company has paid approximately $424,000 in debt financing costs and is obligated to pay an annual servicing fee of $25,000. Additionally, the Company will pay the lender an unused commitment fee quarterly equal to 0.5% of the average unused portion of the $14,500,000 revolving loan beginning May 8, 2007 and of the $10,000,000 revolving loan beginning February 1, 2007. As of September 30, 2007, the Company has incurred approximately $13,800 for unused commitment fees.
Covenants
The Company is subject to various financial and non-financial loan covenants that include among other items minimum working capital amounts, debt coverage ratio and net worth requirements. The Company is permitted to make distributions once a year not to exceed 40% of the net income as long as the Company is in compliance with these and other loan covenants. For fiscal years ending 2008 and thereafter, the Company may make distributions which may exceed 40% of the net income as long as the Company has made the excess cash flow payments and is in compliance with these and other loan covenants on a post-distribution basis.
As of October 31, 2007 and November 30, 2007 the Company was out of compliance with their minimum working capital and net worth requirement financial covenants. The Company is currently working with their lending institution to secure a waiver for these requirements.
Tax Increment Financing (TIF)
In May 2007 the Company entered into a redevelopment contract with the Community Development Agency of the Village of Adams, Nebraska, (“Authority”), for the redevelopment of the ethanol plant site. Pursuant to the contract, the Authority will provide a grant to the Company to reimburse the Company for certain expenditures which are payable from proceeds of the TIF indebtedness. The loan proceeds are to be used for “Project costs” as defined in the agreement, for the establishment of special funds held by the bond trustee for interest and principal payments and reserves (the “Capitalized Interest Fund” and the “Debt Service Reserve Fund”), and for debt issuance costs.

34

E ENERGY ADAMS, LLC
(A Development Stage Company)
Notes to Financial Statements
September 30, 2007
The approximate amounts of the uses of the loan proceeds are as follows: available for Project costs $3,865,000; Capitalized Interest Fund $514,000; Debt Service Reserve Fund $503,000; and debt issuance costs $153,000. This loan bears interest at 9.15%, until the reset date of June 1, 2014, at which time the interest rate will be determined based on the U.S. Treasury Constant Maturity Index average for the prior month, plus 398 bps, not to exceed 10.0% or fall below 7.5%. The loans are secured by and payable from the grant and assignment of the Series A and Series B Notes, pledged revenues, consisting of pledged tax increment revenues, payment in lieu of taxes (PILOT) payments, and liquidated damages amount and amounts on deposit.
The Company may not convey, assign, or transfer the Project prior to the expiration of the 15 year period without the prior written consent of the Authority. If the Company were to default on the Contract under circumstances construed to be within the Company’s control, liquidated damages plus interest could be charged against the Company.
The Company will be assessed taxes on the value of the Project (“Tax Increment Revenues”) which will be paid by the Company to a special debt service fund and then used to pay the payments required on the loans. The Company has guaranteed that if such assessed Tax Increment Revenues are not sufficient for the required bond payments, the Company will provide such funds as are needed to fund the shortfall.
The loan matures in semi-annual increments commencing June 1, 2009. The semi-annual increments commence at $95,000 and increase to $730,000, with a final maturity of December 1, 2021. Interest on the loans is payable semi-annually on June 1 and December 1, commencing on December 1, 2007.
In connection with the bond issuance, the Authority also authorized a Series 2007B Note to the Company under which additional funding to the Company is contingently committed. Under the terms of the agreement the Authority may provide additional funding to the Company up to $2,500,000 to reimburse the Company for Project costs the Company has paid. However, any such funding to the Company would only be paid if there were Tax Increment Revenues remaining once the bonds have been fully paid. This funding commitment bears no interest and no amounts have been recorded in the accompanying financial statements due to the contingent nature of the agreement.
Long-term debt, as discussed above, consists of the following at September 30, 2007:

Term loan	$23,469,976
Revolving loan	1,832,000
Tax increment financing	5,035,000

Totals	30,336,976
Less amounts due within one year	(2,475,000)

Net long-term debt	$27,861,976

The estimated maturities of long-term debt at September 30, 2007 are as follows:

2008	$2,475,000
2009	5,045,000
2010	5,155,000
2011	5,175,000
2012	5,195,000
Thereafter	7,291,976

Total long-term debt	$30,336,976

35

E ENERGY ADAMS, LLC
(A Development Stage Company)
Notes to Financial Statements
September 30, 2007
6. COMMITMENTS AND CONTINGENCIES
Design build agreement
The total cost of the project, including the construction of the ethanol plant and start-up expenses, was originally estimated to be approximately $103,100,000. The Company has signed a lump sum design-build contract with a contractor, an unrelated party, to design and build the ethanol plant at a total contract price of approximately $67,860,000. As part of the contract, the Company paid a mobilization fee of approximately $5,000,000, subject to retainage. Monthly applications are submitted for work performed in the previous period. Final payment will be due when final completion has been achieved.
The design-build agreement includes a provision whereby the general contractor receives an early completion bonus of $10,000 per day for each day the construction is complete prior to 485 days from the date construction began, not to exceed $1,000,000. The contract may be terminated by the Company upon a ten day written notice subject to payment for work completed, termination fees, and any applicable costs and retainage. As of September 30, 2007, the Company has incurred approximately $64,368,000 for these services with approximately $7,100,000 included in construction and retainage payable. Subsequent to year end, construction of the plan reached substantial completion, making an early completion bonus of approximately $1,000,000 due
Construction contracts
In October 2006, the Company entered into an agreement with an unrelated contractor for protection of the pipeline facilities from the rail spurs to be constructed. The Company paid approximately $1,087,000 in advance, which is the full estimated cost of the construction of the pipeline protection. Subsequent to year end, the project was completed and the Company will pay approximately $20,000 in additional expenses. The Company also executed a pipeline construction agreement with the contractor for the construction of an interconnection between the ethanol plant and the natural gas pipeline facilities for approximately $627,000. A down payment of approximately $307,000 was made upon execution of the agreement. Two additional payments of $160,000 each were made in March and September 2007. Subsequent to year end, the project was completed and the Company paid approximately $508,000 in additional expenses.
In March 2007, the Company entered into an agreement with an unrelated party for the construction of a spur track for $3,516,000. The Company will make monthly progress payments until substantial completion at which time all remaining amounts will be due. As of September 30, 2007, the Company has incurred approximately $3,148,000 for these services, with approximately $451,700 included in construction and retainage payable.
In March 2007, the Company entered into an agreement with an unrelated contractor for the construction of storage silos with fill and unload equipment for approximately $2,547,000. The Company was required to make a down payment of approximately $255,000 at the time the agreement was executed and will make progressive monthly payments thereafter. Subsequent to year end the project was completed. Total costs incurred on the project were approximately $2,561,000, with approximately $258,000 included in construction and retainage payable.
Consulting contracts
In June 2005, the Company entered into an agreement with a related party to provide organizational and development services. The Company is to pay a development fee equal to $250,000 on the date upon which the Company first generates net income. The Company is also to reimburse the related party for expenses incurred in the performance of his duties. The term of this agreement shall terminate upon the earlier of any of the following — payment in full of the development fee, upon the dissolution, bankruptcy, or insolvency of the Company, the related

36

E ENERGY ADAMS, LLC
(A Development Stage Company)
Notes to Financial Statements
September 30, 2007
party’s voluntary resignation as a member of the board, or by mutual written agreement of the parties. In the first quarter of fiscal 2008 the Company began generating net income, making this development fee due.
Grants
In September 2006, the Company entered into a Memorandum of Understanding with the Nebraska Department of Economic Development (“DED”) and the Village of Adams, Nebraska (“Village”) for the award of a $355,000 Community Development Block Grant (“CDBG”) from DED to the Village, $5,000 of which is unconditionally granted for the Village’s costs of administration of the grant, and the remaining $350,000 is conditionally granted to the Village from the DED for a portion of the costs for the development of certain public streets for the benefit of E Energy Adams. The Village will provide matching funds up to $350,000, which will come from tax increment financing funds. E Energy Adams is required to satisfy certain job requirements and if the job requirements are not met, E Energy Adams will be obligated to repay the Village and the Village will be obligated to repay the DED for the conditional amount of $350,000. The job creation and maintenance requirements imposed on E Energy Adams are as follows:
1.	The Company must create at least 26 new permanent jobs on a full-time basis at our facility in Adams, Nebraska within 18 months from September 1, 2006, and 51% or more of all these jobs must be held by or at least made available to low-to-moderate income persons;

2.	The Company must maintain the 26 jobs for 12 months from the date of hire for each respective job; and

3.	The Company must pay all of our employees a minimum hourly rate of $9.50 per hour, and provide all employees with an appropriate employee benefits package.
Utility Contracts
In March 2006, the Company entered into an agreement with an unrelated party to purchase and receive electric power and energy. The Company is obligated to pay a minimum of $30,000 per month for service or having service available, commencing with the first full billing period. The agreement shall remain in effect for five years following the first billing period and thereafter until terminated by either party giving to the other six months notice in writing. In November 2007, the agreement was amended to require a consumer deposit in the amount of $136,000. Prior to this amendment, the Company was to be required to provide a letter of credit in favor of the unrelated party for this same amount.
In August 2006, the Company entered into an agreement with an unrelated party to provide the transportation of natural gas required by the Company for the period from November 2007 and for ten years thereafter. The contract includes an agreed upon rate for the delivery of the natural gas for the ten year term.
Leases
In May 2007, the Company entered into a five-year operating lease agreement with an unrelated party for a Locomotive, totaling approximately $133,000 per year. The agreement commenced in September 2007, with the first payment due in October 2007. The Company is required to keep physical damage and liability insurance on the equipment. At the end of the five-year lease, the Company has the option to purchase the equipment for 20% of the original equipment cost or to renew the lease for an additional 24 months.
In August 2007, the Company entered into a five-year operating lease agreement with an unrelated party for railroad cars, totaling approximately $529,000 per year. The agreement commenced in September 2007, with the first payment due in October 2007. The Company is also required to pay additional mileage rental in the event that the

37

E ENERGY ADAMS, LLC
(A Development Stage Company)
Notes to Financial Statements
September 30, 2007
miles traveled by all cars leased average more than 36,000 miles in any twelve-month rolling period. The Company is also required to keep comprehensive general liability insurance on the cars.
In October 2007, the Company entered into two separate twenty-four month operating lease agreements with an unrelated party for equipment. The Company is required to pay a total of $7,324 in monthly lease payments. The Company is required to keep insurance on the equipment. At the end of the lease terms, the Company has the option to purchase the equipment for $50,000 and $40,000, respectively.
The minimum future operating lease payments are as follows:

2008	$750,478
2009	750,478
2010	662,586
2011	662,586
2012	662,586

Total minimum operating lease payments	$3,488,714

Marketing Agreement
In October 2006, the Company entered into a marketing agreement with an unrelated party for the marketing, sale and delivery of the majority of the ethanol the Company is expected to produce. The Company will receive payment for the ethanol sold based on the Alliance Net Pool Price as defined in the agreement, net of a commission of .75% of the total Alliance Net Pool Price. The initial term is for three years beginning in the month when ethanol production begins with renewal options thereafter in one year increments.
In March 2007, the Company entered into a marketing agreement with an unrelated party for the marketing, sale and delivery of distiller’s dried grains with solubles (DDGS), wet distillers grains (WDG), and solubles the Company is expected to produce. The Company will receive payment for the products sold based on a percentage (98% for DDGS, 96% for WDG, but not at a price of less than $1.50/ton fee for DDGS and WDG, and a $2.00/ton fee for solubles) of the actual sales price as defined in the agreement. The initial term is for one year commencing as of the startup of production and will continue until terminated by either party providing a 90 day advance written notice.
Corn Contracts
Currently, the Company has forward corn purchase contracts for delivery through March 2009 for a total commitment of approximately $13,116,000. Of the total corn purchase contracts, approximately 34% are with members of the Company.

38

Item 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.
          None.
Item 8A. CONTROLS AND PROCEDURES.
     Our management, including our CEO (the principal executive officer), Carl D. Sitzmann, along with our CFO (the principal financial officer), Nicholas E. Stovall, have reviewed and evaluated the effectiveness of our disclosure controls and procedures as of September 30, 2007. Based upon this review and evaluation, these officers believe that our disclosure controls and procedures are effective in ensuring that material information related to us is recorded, processed, summarized and reported within the time periods required by the forms and rules of the Securities and Exchange Commission.
     Our management, consisting of our Chief Executive Officer and our Chief Financial Officer, have reviewed and evaluated any changes in our internal control over financial reporting that occurred as of September 30, 2007 and there has been no change that has materially affected or is reasonably likely to materially affect our internal control over financial reporting.
Item 8B. OTHER INFORMATION.
          None.
PART III
Item 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.
     The information required by Item 9 is incorporated by reference to our definitive proxy statement relating to our 2008 annual meeting of shareholders. In accordance with Regulation 14A, we will be filing the definitive proxy statement no later than 120 days after the end of the last fiscal year.
Item 10. EXECUTIVE COMPENSATION.
     The information required by Item 10 is incorporated by reference to our definitive proxy statement relating to our 2008 annual meeting of shareholders. In accordance with Regulation 14A, we will be filing the definitive proxy statement no later than 120 days after the end of the last fiscal year.
Item 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.
     The information required by Item 11 is incorporated by reference to our definitive proxy statement relating to our 2008 annual meeting of shareholders. In accordance with Regulation 14A, we will be filing the definitive proxy statement no later than 120 days after the end of the last fiscal year.
Item 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.
     The information required by Item 12 is incorporated by reference to our definitive proxy statement relating to our 2008 annual meeting of shareholders. In accordance with Regulation 14A, we will be filing the definitive proxy statement no later than 120 days after the end of the last fiscal year.

39

Item 13. EXHIBITS.

Exhibit		Method of
No.	Description	Filing

3.1	Articles of Organization of E Energy Adams, LLC	1

3.2	Operating Agreement of E Energy Adams, LLC	1

14.1	Code of Ethics	2

31.1	Certificate pursuant to 17 CFR 240 15d-14(a)	*

31.2	Certificate pursuant to 17 CFR 240 15d-14(a)	*
32.1	Certificate pursuant to 18 U.S.C. Section 1350	*
32.2	Certificate pursuant to 18 U.S.C. Section 1350	*

(1)	Incorporated by reference to the exhibit of the same number on our Registration Statement on Form SB-2, No. 333-128902, originally filed on October 7, 2005.

(2)	Incorporated by reference to the exhibit of the same number in our Annual Report on Form 10-KSB for our Fiscal Year Ended September 30, 2006, filed with the Securities and Exchange Commission on December 21, 2006.

(*)	Filed herewith.
Item 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     The information required by Item 14 is incorporated by reference to our definitive proxy statement relating to our 2008 annual meeting of shareholders. In accordance with Regulation 14A, we will be filing the definitive proxy statement no later than 120 days after the end of the last fiscal year.
SIGNATURES
     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

E ENERGY ADAMS, LLC
Date: December 20, 2007	/s/ Carl D. Sitzmann
Carl D. Sitzmann
Chief Executive Officer

Date: December 20, 2007	/s/ Nicholas E. Stovall
Nicholas E. Stovall
Chief Financial Officer

40

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 20, 2007	/s/ Carl D. Sitzmann
Carl D. Sitzmann,
Chief Executive Officer

Date: December 20, 2007	/s/ Nicholas E. Stovall
Nicholas E. Stovall
Chief Financial Officer

Date: December 20, 2007	/s/ Jack L. Alderman
Jack L. Alderman, Chairman, Director

Date: December 20, 2007	/s/ Duane H. Wollenburg
Duane H. Wollenburg, Vice-Chairman, Director

Date: December 20, 2007	/s/ Nicholas J. Cusick
Nicholas J. Cusick, Treasurer, Director

Date: December 20, 2007	/s/ Dennis L. Boesiger
Dennis L. Boesiger, Secretary, Director

Date: December 20, 2007	/s/ Vinson W. VanEngen
Vinson W. VanEngen, Director

Date: December 20, 2007	/s/ Kenneth S. Brinkman
Kenneth S. Brinkman, Director

Date: December 20, 2007	/s/ Mark O. Weber
Mark O. Weber, Director

Date: December 20, 2007	/s/ Steven L. Dean
Steven L. Dean, Director

Date: December 20, 2007	/s/ Ron L. Miller
Ron L. Miller, Director

Date: December 20, 2007	/s/ William R. Riechers
William R. Riechers, Director

Date: December 20, 2007	/s/ Amy J. Johnston
Amy J. Johnston, Director

Date: December 20, 2007	/s/ Gary R. Bentzinger
Gary R. Bentzinger, Director

Date: December 20, 2007	/s/ Tom Roode
Tom Roode, Director

41

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-QSB

☑	Quarterly report under Section 13 or 15(d) of the Securities Exchange Act of 1934.
For the fiscal quarter ended June 30, 2008
OR

☐	Transition report under Section 13 or 15(d) of the Exchange Act.
For the transition period from                      to                     .
Commission file number 000-52426
E ENERGY ADAMS, LLC
(Exact name of small business issuer as specified in its charter)

Nebraska (State or other jurisdiction of incorporation or organization)	20-2627531 (I.R.S. Employer Identification No.)
13238 East Aspen Road
Adams, NE 68301
(Address of principal executive offices)
(402) 988-4655
(Issuer’s telephone number)
Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☑ Yes ☐ No
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☑ No
State the number of shares outstanding for each of the issuer’s classes of common equity as of the latest practicable date:
As of June 30, 2008 there were 5,133 units outstanding.
Transitional Small Business Disclosure Format (Check one): ☐ Yes ☑ No

2

PART I. FINANCIAL INFORMATION
Item 1. Financial Statements.
E ENERGY ADAMS, LLC
Condensed Balance Sheet

June 30,
2008
(Unaudited)
ASSETS

Current Assets
Cash and equivalents	$6,136,369
Restricted cash	873,140
Trade accounts receivable	5,068,355
Inventories	9,333,137
Prepaid and other	1,370,084

Total current assets	22,781,085

Property and Equipment
Land	1,054,282
Land improvements	7,845,668
Computers and office equipment	897,887
Buildings	1,503,913
Equipment	76,667,453
Railroad improvements	5,420,982

Total property and equipment	93,390,185
Less accumulated depreciation	3,941,054

Net property and equipment	89,449,131

Other Assets
Restricted cash	524,742
Investments and other	94,823
Debt issuance costs, net of amortization	442,379
Other intangibles, net of amortization	966,666

Total other assets	2,028,610

Total Assets	$114,258,826

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities
Additional revolving loan	$9,880,978
Current maturities of long-term debt	5,055,163
Accounts payable	2,114,000
Construction payable	89,938
Accrued expenses	808,582
Derivative instruments	673,621

Total current liabilities	18,622,282

Long-Term Debt, less current maturities	50,794,977

Note payable — related party	1,000,000

Members’ Equity

Member contributions, net of costs related to capital contributions, 5,133 units outstanding, 7,000 authorized at June 30, 2008	43,841,567

Total members’ equity	43,841,567

Total Liabilities and Members’ Equity	$114,258,826

Notes to Condensed Financial Statements are an integral part of this Statement.

3

E ENERGY ADAMS, LLC
Condensed Statement of Operations

	Quarter	Quarter
	Ended	Ended
	June 30,	June 30,
	2008	2007
	(Unaudited)	(Unaudited)

Revenues	$36,626,826	$—

Cost of Goods Sold	34,916,877	—

Gross Profit	1,709,949	—

Operating Expenses
Professional and consulting fees	163,327	53,900
General and administrative	1,096,838	359,993

Total operating expenses	1,260,165	413,893

Operating Gain/(Loss)	449,784	(413,893)

Other Income (Expense)
Other income	31,133	1,600
Loss on derivative instruments	—	(287,404)
Interest income	19,203	55,287
Interest expense	(1,047,393)	—

Total other expense	(997,057)	(230,517)

Net Loss	$(547,273)	$(644,410)

Weighted Average Units Outstanding-Basic and Diluted	5,133	5,133

Net Loss Per Unit-Basic and Diluted	$(106.62)	$(125.54)

Notes to Condensed Financial Statements are an integral part of this Statement.

4

E ENERGY ADAMS, LLC
Condensed Statement of Operations

	Nine Months	Nine Months
	Ended	Ended
	June 30,	June 30,
	2008	2007
	(Unaudited)	(Unaudited)

Revenues	$85,866,591	$—

Cost of Goods Sold	82,490,295	—

Gross Profit	3,376,296	—

Operating Expenses
Professional and consulting fees	538,709	345,628
General and administrative	2,817,305	695,412

Total operating expenses	3,356,014	1,041,040

Operating Gain/(Loss)	20,282	(1,041,040)

Other Income (Expense)
Other income	162,145	146,876
Loss on derivative instruments	—	(1,546,528)
Interest income	58,977	662,257
Interest expense	(2,991,877)	(6,725)

Total other expense	(2,770,755)	(744,120)

Net Loss	$(2,750,473)	$(1,785,160)

Weighted Average Units Outstanding-Basic and Diluted	5,133	5,133

Net Loss Per Unit-Basic and Diluted	$(535.84)	$(347.78)

Notes to Condensed Financial Statements are an integral part of this Statement.

5

E ENERGY ADAMS, LLC
Condensed Statement of Cash Flows

	Nine Months	Nine Months
	Ended	Ended
	June 30,	June 30,
	2008	2007
	(Unaudited)	(Unaudited)

Cash Flows from Operating Activities
Net loss	$(2,750,473)	$(1,785,160)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,066,019	10,360
Dividend income	—	(92,436)
Change in fair value of derivative instruments	657,932	1,682,512
Changes in assets and liabilities
Restricted cash	(762,547)	(3,302,031)
Accounts receivable	(5,068,355)	—
Prepaid and other	(1,132,100)	142,700
Inventories	(9,176,075)	—
Accounts payable	1,775,042	(60,394)
Accrued expenses	114,519	90,808
Accrued interest	301,398

Net cash used in operating activities	(11,974,640)	(3,313,641)

Cash Flows from Investing Activities
Payments for investments	—	(1,000)
Payments for other intangibles	(571,080)	—
Capital expenditures	(17,820,296)	(50,033,590)

Net cash used in investing activities	(18,391,376)	(50,034,590)

Cash Flows from Financing Activities
Payments for debt issuance costs	(6,315)	(200,687)
Payments for loans and lease	(1,360,845)
Proceeds from additional revolving loan	12,668,000	2,129,000
Proceeds from TIF Fianancing	—	5,035,000
Proceeds from loans	24,029,994	9,600,000
Change in restricted cash	400,643	—

Net cash provided by financing activities	35,731,477	16,563,313

Net Increase (Decrease) in Cash and Equivalents	5,365,461	(36,784,918)

Cash and Equivalents — Beginning of Period	770,909	40,916,036

Cash and Equivalents — End of Period	$6,136,370	$4,131,118

Supplemental Cash Flow Information
Cash paid during the period for:
Interest	$2,402,891	$—
Capitalized interest	249,671	31,560

Total	$2,652,562	$31,560

Supplemental Disclosure of Noncash Investing and Financing Activities

Construction costs in accounts payable	$89,938	$10,974,853

Construction costs in Note payable, related party	1,000,000	—

Investment — dividend reinvestment	—	—

Notes to Condensed Financial Statements are an integral part of this Statement.

6

E ENERGY ADAMS, LLC
Notes to Condensed Unaudited Financial Statements
June 30, 2008
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The accompanying unaudited condensed financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted as permitted by such rules and regulations. These financial statements and related notes should be read in conjunction with the financial statements and notes thereto included in the Company’s audited financial statements for the year ended September 30, 2007, contained in the Company’s annual report on Form 10-KSB.
In the opinion of management, the interim financial statements reflect all adjustments considered necessary for fair presentation. The adjustments made to these statements consist only of normal recurring adjustments.
Nature of Business
E Energy Adams, LLC, (a Nebraska Limited Liability Company) was organized with the intentions of developing, owning and operating a 50 million gallon dry mill corn-processing ethanol plant in Gage County, Nebraska. The Company was formed on March 25, 2005 to have an indefinite life. The Company was in the development stage until October 2007, when the Company commenced operations.
Accounting Estimates
Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.
Revenue Recognition
The Company sells ethanol and related products pursuant to marketing agreements. Revenues from the production of ethanol and the related products are recorded when the customer has taken title and assumed the risks and rewards of ownership, prices are fixed or determinable and collectability is reasonably assured. The Company’s products are sold FOB shipping point.
In accordance with the Company’s agreements for the marketing and sale of ethanol and related products, marketing fees and commissions due to the marketers are deducted from the gross sales price at the time payment is remitted to the Company. Marketing fees were approximately $724,000 for the nine months ended June 30, 2008. No commissions were paid for the period ending June 30, 2007.
Cash and Equivalents
The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash equivalents consist of a money market account and a certificate of deposit and totaled approximately $2,555,000 at June 30, 2008.
The Company maintains its accounts primarily at four financial institutions. At times throughout the year the Company’s cash balances may exceed amounts insured by the Federal Deposit Insurance Corporation.

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E ENERGY ADAMS, LLC
Notes to Condensed Unaudited Financial Statements
June 30, 2008
Restricted Cash
Restricted cash consists of capitalized interest and debt reserve funds, plus interest income, related to the Company’s Tax Increment Financing loan, and totaled approximately $635,000 at June 30, 2008 (Note 4). Additionally, the Company has restricted cash of approximately $763,000 related to its derivative instruments (Note 3).
Accounts Receivable
Credit terms are extended to customers in the normal course of business. The Company performs ongoing credit evaluations of its customers’ financial condition and, generally, requires no collateral.
Accounts receivable are recorded at their estimated net realizable value. Accounts are considered past due if payment is not made on a timely basis in accordance with the Company’s credit terms. Accounts considered uncollectible are written off. The Company’s estimate of the allowance for doubtful accounts is based on historical experience, its evaluation of the current status of receivables, and unusual circumstances, if any. At June 30, 2008, the Company was of the belief that such amounts would be collectible and thus an allowance was not considered necessary. It is possible this estimate will change in the future.
Property and Equipment
Property and equipment are stated at cost. Depreciation is provided over an estimated useful life by use of the straight line depreciation method. Maintenance and repairs are expensed as incurred; major improvements and betterments are capitalized. The Company initiated operations in October 2007 and began depreciating the plant buildings, and equipment at that time. Depreciation is computed using the straight-line method over the following estimated useful lives:

Land improvements	15 years
Office building	20 years
Office equipment	3–7 years
Plant and process equipment	7–20 years
Environmental Liabilities
The Company’s operations are subject to environmental laws and regulations adopted by various governmental entities in the jurisdiction in which it operates. These laws require the Company to investigate and remediate the effects of the release or disposal of materials at its location. Accordingly, the Company has adopted policies, practices and procedures in the areas of pollution control, occupational health, and the production, handling, storage and use of hazardous materials to prevent material environmental or other damage, and to limit the financial liability, which could result from such events. Environmental liabilities are recorded when the liability is probable and the costs can be reasonably estimated. No liabilities were recorded at June 30, 2008 or 2007.
Fair Value of Financial Instruments
The carrying value of cash and equivalents approximates their fair value. The Company believes the carrying amount of derivative instruments approximates fair value based on quoted market prices.
It is not currently practicable to estimate fair value of the additional revolving loan or long-term debt. Because these agreements contain certain unique terms, conditions, covenants, and restrictions, as discussed in Note 4, there are no readily determinable similar instruments on which to base an estimate of fair value.

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E ENERGY ADAMS, LLC
Notes to Condensed Unaudited Financial Statements
June 30, 2008
Net Income (Loss) per Unit
Basic net income (loss) per unit is computed by dividing net income (loss) by the weighted average number of members’ units outstanding during the period. Diluted net income (loss) per unit is computed by dividing net income (loss) by the weighted average number of members’ units and members’ unit equivalents outstanding during the period. There were no member unit equivalents outstanding during the periods presented; accordingly, the Company’s basic and diluted net incomes (loss) per unit are the same.
2. INVENTORIES
Inventories consist of the following as of June 30, 2008:

Raw materials	$4,494,675
Work in progress	1,233,391
Finished goods	2,828,215
Parts	776,856

Total	$9,333,137

3. DERIVATIVE INSTRUMENTS
In order to reduce risk caused by market fluctuations, the Company hedges its anticipated corn and natural gas purchases and ethanol sales by entering into options and futures contracts. These contracts are used with the intention to fix the purchase price of the Company’s anticipated requirements of corn and natural gas in production activities. The fair value of these contracts is based on quoted prices in active exchange-traded or over-the-counter markets. The fair value of derivatives is continually subject to change due to changing market conditions. The Company does not formally designate these instruments as hedges for accounting purposes and, therefore, records in earnings any change in underlying fair value.
At June 30, 2008, the Company had restricted cash of approximately $763,000. The Company had a corresponding liability related to corn and ethanol options and future positions of approximately $674,000 at June 30, 2008. The Company has also recorded unrealized and realized losses of approximately $247,000 and $5,189,000 for the three and nine month periods ended June 30, 2008, respectively, which are included in cost of goods sold.
4. BANK FINANCING
In August 2006, the Company entered into a credit agreement with a financial institution for the purpose of funding a portion of the cost of the ethanol plant. Under the credit agreement, the lender has provided a construction term loan for $35,000,000 and a construction revolving loan of $14,500,000, and an additional revolving loan for $10,000,000 which is provided for the financing of grain inventory, receivables and margin account equity. These loans are secured by substantially all assets of the Company.
In March 2008, the Company amended certain terms of its term loan and the additional revolving loan. The amendment allowed the Company to begin making payments on the term loan in May 2008 (previously April 2008) and changed the maturity date of the additional revolving loan to April 2009. In addition, certain financial covenants were amended (see below).

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E ENERGY ADAMS, LLC
Notes to Condensed Unaudited Financial Statements
June 30, 2008
Covenants
The Company is subject to various financial and non-financial loan covenants that include among other items minimum working capital amounts, debt coverage ratio and net worth requirements. The Company is permitted to make distributions once a year not to exceed 40% of the net income as long as the Company is in compliance with these and other loan covenants. For fiscal years ending 2008 and thereafter, the Company may make distributions which may exceed 40% of the net income as long as the Company has made the excess cash flow payments and is in compliance with these and other loan covenants on a post-distribution basis. In March 2008, the Company amended certain terms of its loan covenants. The Company is required to maintain working capital of not less than $3,000,000 and to maintain a minimum tangible net worth of not less than $40,000,000, effective January 2008, and increasing to maintain a working capital of not less than $5,000,000 and maintain a minimum tangible net worth of not less than $48,000,000 through September 30, 2010 and thereafter. The Company is not allowed to make payments on any subordinated debt nor incur any additional subordinated debt except to the extent permissible under the subordinated debt agreement described in the next paragraph. Certain restrictions have also been put into place for distributions and payments of dividends.
Subordinated Debt
In January 2008, the Company entered into a subordinated debt agreement with a financial institution for $2,500,000 for the purpose of building their working capital to cure the existing default. Currently, the subordinated debt accrues interest at a variable rate of 3.0% above the money market account the Company is required to keep at the bank, which totaled 5.37% at June 30, 2008. The money market account secures the subordinated debt and in the event the money market account balance falls below the balance of the outstanding subordinated debt obligation, the interest on the subordinated debt will then accrue at a fixed rate of 6.50% per annum. For the first two years, the Company is required to make minimum annual payments of at least the unpaid accrued interest on the last day of each fiscal year. After two years, the debt will be amortized over five years, with payments due annually. All payments are subject to the Company’s continued compliance with the original loan agreement.
Tax Increment Financing (TIF)
In May 2007 the Company entered into a redevelopment contract with the Community Development Agency of the Village of Adams, Nebraska, (“Authority”), for the redevelopment of the ethanol plant site. Pursuant to the contract, the Authority will provide a grant to the Company to reimburse the Company for certain expenditures which are payable from proceeds of the TIF indebtedness. The loan proceeds are to be used for “Project costs” as defined in the agreement, for the establishment of special funds held by the bond trustee for interest and principal payments and reserves (the “Capitalized Interest Fund” and the “Debt Service Reserve Fund”), and for debt issuance costs.
Principal payments are due in semi-annual increments commencing June 1, 2009. The semi-annual increments commence at $95,000 and increase to $730,000, with a final maturity of December 1, 2021. Interest on the loans is payable semi-annually on June 1 and December 1, commencing on December 1, 2007.
Note Payable — Related party
In March 2008, the Company signed a promissory note with their contractor to fund the early completion bonus of $1,000,000. The note has a two year term, bears interest at 10% due annually on the anniversary of the note. The contract may be terminated by the Company upon a ten day written notice subject to payment for work completed, termination fees, and any applicable costs and retainage.

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E ENERGY ADAMS, LLC
Notes to Condensed Unaudited Financial Statements
June 30, 2008
Long-term debt, as discussed above, consists of the following at June 30, 2008:

Term note	$33,762,500
Revolving loan	14,500,000
Tax increment financing	5,035,000
Note payable, related party	1,000,000
Subordinated debt	2,500,000
Capital lease	52,640

Totals	56,850,140
Less amounts due within one year	5,055,163

Long-term debt	$51,794,977

The estimated maturities of long term debt at June 30, 2008 are as follows:

2009	$5,342,437
2010	6,626,014
2011	5,676,368
2012	5,723,738
After 2013	28,426,420

Total long-term debt	$51,794,977

5. COMMITMENTS AND CONTINGENCIES
Construction contracts
In March 2007, the Company entered into an agreement with an unrelated contractor for the construction of storage silos with fill and unload equipment for approximately $2,547,000. The Company was required to make a down payment of approximately $255,000 at the time the agreement was executed and will make progressive monthly payments thereafter. Subsequent to year end, the project was completed. Total costs incurred on the project were approximately $2,561,000, with approximately $90,000 included in construction and retainage payable as of June 30, 2008.
Corn Contracts
Currently, the Company has forward corn purchase contracts for delivery through November 2009 for a total commitment of approximately $40,936,000. Of the total corn purchase contracts, approximately 22% are with members of the Company.
Consulting contracts
In April 2008, the Company entered into a consulting agreement with an unrelated company for the financial advisory and business banking services which will include, but are not limited to, identifying and contacting prospective capital providers, facilitation of securing and structuring a financing transaction and/or exploring a potential sale, merger, consolidation or other business combination between the Company and the third party. The Company paid a $25,000 engagement fee and a monthly fee of $10,000, along with reimbursement of expenses. The Company will also be required to pay a success fee, which is based upon a percentage of the amount and type of equity, financing or business transaction the Company enters into as a result of their services. The minimum success fee shall be $500,000. The agreement may be terminated by either party with a 30 day written notice. If the Company terminates the agreement, and within 24 months of termination, enters into a transaction the company had contact with, the Company will be required to pay the minimum success fee as if the agreement had not been terminated.

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Item 2. Management’s Discussion and Analysis and Plan of Operations.
Forward Looking Statements
Some of the statements in this report may contain forward-looking statements that reflect our current view on future events, future business, industry and other conditions, our future performance, and our plans and expectations for future operations and actions. In some cases you can identify forward-looking statements by the use of words such as “may,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions.
These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties. You should read this report thoroughly with the understanding that our actual results may differ materially from those set forth in the forward-looking statements for many reasons, including events beyond our control and assumptions that prove to be inaccurate or unfounded. We cannot provide any assurance with respect to our future performance or results. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including, but not limited to, the following factors:
•	Changes in the availability and price of corn;

•	Lack of transport, storage, and blending infrastructure preventing ethanol from reaching available markets;

•	Fluctuation in U.S. petroleum prices and corresponding oil consumption;

•	Ethanol supply exceeding demand and corresponding ethanol price reductions;

•	Changes in the supply and price of natural gas

•	Our ability to generate free cash flow to invest in our business, service our debt and pay our operating expenses as they are incurred;

•	Changes in the environmental regulations that apply to our plant operations;

•	Changes in our business strategy, capital improvements or development plans;

•	Changes in plant production capacity or technical difficulties in operating the plant;

•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture or automobile industries;

•	Changes in federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives);

•	Changes and advances in ethanol production technology;

•	Additional ethanol plants or expansions of ethanol plants built in close proximity to our ethanol facility in southeastern Nebraska;

•	Competition from alternative fuel additives;

•	Changes in interest rates affecting our debt service payments;

•	Our ability to retain key employees and maintain labor relations.

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Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this report. We are not under any duty to update the forward-looking statements contained in this report. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. You should read this report and the documents that we reference in this report and have filed as exhibits completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.
Available Information
Information about us is also available on our website at www.eenergyadams.com, under “Investor Relations — SEC Filings,” which includes links to previous reports we have filed with the Securities and Exchange Commission. The content of our website is not incorporated by reference in this Quarterly Report on Form 10-QSB.
Overview
E Energy Adams, LLC (referred to herein as “we,” “us,” the “Company,” or “E Energy Adams”) is a Nebraska limited liability company formed on March 25, 2005 for the purpose of developing, constructing and operating a 50 million gallon per year (MGY) corn-based ethanol plant in southeastern Nebraska near the Village of Adams. On October 27, 2007, we began plant operations and are currently producing fuel-grade ethanol and distillers grains at the Adams facility. Our plant has a nameplate production capacity of 50 MGY. Following the first week of operations, the plant has consistently met or exceeded the 50 MGY nameplate production guarantee provided by our general contractor, Fagen, Inc, as measured on a pro rata basis.
Our revenues as of June 30, 2008 were derived primarily from the sale and distribution of our ethanol and distillers grains. We expect to fund our operations during the next 12 months using cash flow from continuing operations and our credit facilities; however, we may need to identify potential strategies for additional equity and/or credit financing in order to have sufficient cash on hand to cover all costs associated with operating the plant and to meet all of our loan covenants and restrictions.
Due to the fact we became operational in late October 2007, we do not have comparable income, production and sales data for the quarter and nine months ended June 30, 2007 to compare against the quarter and nine months ended June 30, 2008. Accordingly, we do not provide a comparison of our financial results between reporting periods in this report. If you undertake your own comparison of our fiscal quarter ended June 30, 2007, with our fiscal quarter ended June 30, 2008, it is important that you keep this in mind.
Results of Operations for the Quarter Ended June 30, 2008
Revenues
During the fiscal quarter ended June 30, 2008 we earned approximately $36,600,000 in revenue from the sale of ethanol and distillers grains. Our revenues for the quarter ended March 31, 2008 were approximately $32,300,000. Increased production levels, increased ethanol netbacks, and higher distillers grains prices contributed to an overall increase in revenues for the third fiscal quarter.
Cost of Goods Sold
During the fiscal quarter ended June 30, 2008, our cost of goods sold was approximately $34,900,000. In comparison to our second fiscal quarter, our costs of goods sold increased by approximately $6,400,000. This increase is primarily due to increased corn prices.
Operating Expenses
Our operating expenses for the quarter ended June 30, 2008 were approximately $1,220,000. This is an increase of approximately $270,000 from operating expenditures reported in the second fiscal quarter ended March 31, 2008. The increase in our operating expenditures in the third fiscal quarter is related primarily to the reallocation of our commodities department expenses which were previously included in our cost of goods sold and are now recognized as a general and administrative expense.

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Interest Expense and Interest Income
Interest expense for the quarter ended June 30, 2008 was approximately $1,050,000. This represents a decrease of approximately $120,000 from our second fiscal quarter due to a decrease in variable interest rates. There was no significant change in interest income from the quarter ended March 31, 2008 to the quarter ended June 30, 2008.
Net Income (Loss)
Our statement of operations presents a net loss of approximately $547,000 for the quarter ended June 30, 2008 compared to net income of approximately $1,800,000 for the quarter ended March 31, 2008. This is primarily due to a $2,300,000 decrease in gross margin which was largely the result of increased corn costs.
Results of Operations for the Nine Months Ended June 30, 2008
During the fiscal quarter ended December 31, 2007, we transitioned from a development stage company to an operational company. The following table shows the results of our operations and the percentage of revenues, cost of goods sold, operating expenses and other items to total revenues in our statement of operations for the nine months ended June 30, 2008:

	Nine Months Ended
	June 30, 2008
	(Unaudited)
Income Statement Data	Amount	%
Revenues	$85,866,591	100.00

Cost of Goods Sold	$82,490,295	96.06

Gross Profit	$3,376,296	3.93

Operating Expenses	$3,356,014	3.90

Operating Income	$20,282	0.01

Other Income	$162,145	0.02

Interest Expense	$(2,991,877)	3.48

Interest Income	$58,977	0.01

Net Loss	$(2,750,473)	3.20

Revenues
Our revenues for the nine months ended June 30, 2008 were approximately $85,900,000. These revenues were generated from the sale of ethanol and distillers grains.

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The principal purchasers of ethanol are petroleum terminals located throughout the United States. These terminals blend ethanol into gasoline either as mandated or discretionary gallons. Mandated gallons refer to blending requirements set forth by the renewable fuels standard (“RFS”) which was created by the Energy Policy Act of 2005 and increased by the Energy Independence and Security Act of 2007. The RFS has led to significant new investment in ethanol production across the country. The RFS is a national flexible program that does not require that any renewable fuels be used in any particular area or state, allowing refiners to use renewable fuel blends in those areas where it is most cost-effective. Discretionary gallons refer to volumes that are blended primarily due to the differential between gasoline prices and ethanol prices. When ethanol prices are below the sum of gas prices plus the blender’s credit of $0.51/gallon, discretionary blending can be significant. There is economic incentive for blenders to “cheapen” the cost of the final blend prior to sale, thus increasing the demand for ethanol.
The RFS requirement for 2008 is 9 billion gallons. The RFS will progressively increase to a 36 billion gallon requirement by 2022, 15 billion of which must be corn-based ethanol with the remainder from non-corn based ethanol sources. The Act also includes provisions for a variety of studies focusing on the optimization of flex fuel vehicles and the feasibility of the construction of pipelines dedicated to the transportation of ethanol. While the provisions in the Act are intended to stimulate an increase in the usage and price of ethanol, there is no guarantee or assurance that this legislation will have the desired impact on the ethanol industry. The following chart provides the new RFS ethanol production schedule:

					Undiffer-
				Biomass-	entiated
	Renewable	Advanced	Cellulosic	based	Advanced
Year	Biofuel	Biofuel	Biofuel	Diesel	Biofuel	Total RFS

2008	9.0					9.0
2009	10.5	.6		.5	0.1	11.1
2010	12	.95	.1	.65	0.2	12.95
2011	12.6	1.35	.25	.8	0.3	13.95
2012	13.2	2	.5	1	0.5	15.2
2013	13.8	2.75	1		1.75	16.55
2014	14.4	3.75	1.75		2	18.15
2015	15	5.5	3		2.5	20.5
2016	15	7.25	4.25		3.0	22.25
2017	15	9	5.5		3.5	24
2018	15	11	7		4.0	26
2019	15	13	8.5		4.5	28
2020	15	15	10.5		4.5	30
2021	15	18	13.5		4.5	33
2022	15	21	16		5	36
Source: Renewable Fuels Association
As of July 24, 2008, the Renewable Fuels Association reported that there are currently 162 ethanol plants in operation nationwide that have the capacity to annually produce approximately 9.4 billion gallons of ethanol. In addition, the RFA reports that there are 41 new ethanol plants under construction and 7 expansions of existing plants constituting another 4.2 billion gallons of annual capacity. The increased production of ethanol has led to an increased supply of distillers grains. Increasing supplies of distillers grains to the market from other plants could reduce the price that our marketer, CHS, will be able to charge for our distillers grains. This could have a negative impact on our revenues. However, to date, demand for distillers grains in our area has kept pace with supply, as more users of animal feed (for cattle, swine and poultry) are becoming familiar with distillers grains and are incorporating distillers grains into their rations instead of using corn. Prices for distillers grains generally move in tandem with corn prices.

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Cost of Goods Sold
Our cost of goods sold as a percentage of revenues was 96.06% for the nine months ended June 30, 2008. Since we have begun operations, we have included approximately $3,900,000 in depreciation related to our plant in cost of goods sold. For the nine months ending June 30, 2008, we have sustained significant hedging losses of approximately $5,200,000 (almost all of which occurred in the first fiscal quarter ending December 31, 2007) against the market positions of our commodities pertaining to contracts throughout the current period and all of calendar year 2008. These losses have all been reflected in cost of goods sold in accordance with U.S. Generally Accepted Accounting Principles, (GAAP), since we do not formally designate our derivative instruments as hedges for accounting purposes
Operating Expenses
Our operating expenses as a percentage of revenues was 3.90% for the nine months ended June 30, 2008, and consists primarily of payroll and benefits; insurance; accounting, legal and consulting; property taxes; and depreciation and amortization.
Interest Expense and Interest Income
Interest expense as a percentage of revenues was 3.48% for the nine months ended June 30, 2008. We expect that this percentage will be consistent or possibly lower during the remainder of the fiscal year as our outstanding balances decrease and interest rates on variable rate debt may also decrease.
Net Income (Loss)
Our statement of operations shows a loss of approximately $2,750,000 for the nine month period ending June 30, 2008. The major reasons for our losses were hedging losses, start-up expenses we incurred during the first fiscal quarter and increasing corn costs. Hedge losses are a cost of doing business. Our hedge losses were attributable to short positions taken in the ethanol market before prices climbed approximately $0.40 per gallon unexpectedly in a relatively short period of time. In addition, due to the mark-to-market requirements of GAAP accounting of our undesignated hedges, all negative positions were reported on our statement of operations as of the end of the quarter (December 31, 2007) even though a portion of our hedge positions (approximately $3,000,000) were actually for calendar year 2008. Due to timing differences in using mark-to-market accounting for our derivative instruments, we expect the impact of the loss reflected in our hedged volume will be more than offset by gains realized on the sale of our ethanol into a higher priced cash market.
Plan of Operations for the Next 12 Months
We plan to spend the next 12 months focused on operational profitability, with particular emphasis on the following: (i) implementing an effective risk management strategy for our critical inputs/outputs (corn, natural gas, ethanol, distillers grains); (ii) optimizing the production process in such a way as to minimize manufacturing costs and/or maximize sales revenues; (iii) monitoring and evaluating the performance of our marketing agents to ensure effective marketing of our principal products, which consist of ethanol and distillers grains; and (iv) exploring strategic opportunities to increase long-term member value through additional equity investments or possible business combinations such as sales, mergers and consolidations.
On June 25, 2008, the board of directors announced its intent to engage in a reclassification and reorganization of our membership units. The proposed transaction must be approved by our members and will provide for the reclassification of our membership units into three separate and distinct classes. Member approval of the transaction will result in the reclassification of units held by holders of 5 or more units into Class A Units, units held by holders of 3 or 4 units into Class B Units, and units held by holders of 2 or fewer units into Class C Units on the basis of one unit of Class A, Class B or Class C for each unit currently held by such unit holder.
If our members approve the proposed amendments to our operating agreement and the reclassification is implemented, we anticipate having fewer than 300 unit holders of record of our common equity units with the remaining approximately 600 unit holders split into two additional classes, which would enable us to voluntarily terminate the registration of our units under the Securities and Exchange Act of 1934.

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Subsequent to June 30, 2008, the Company entered into an agreement with a supplier of corn oil extraction technology. The supplier will install corn oil extraction equipment at the Company’s facility with no capital outlay by the Company. The Company will sell the oil to the supplier and will receive revenues based on a percentage of the spot price for diesel fuel.
Permitting
We have obtained the required air, water, construction and other permits necessary to construct and operate the plant. Performance testing for air emissions (based on the existing Construction Permit) was conducted during March 2008. With the exception of particulate matter for the thermal oxidizer and the CO2 scrubber, all items tested were well within the required limits. The particulate matter for the thermal oxidizer and the CO2 scrubber test results are currently being discussed and reviewed by the Nebraska Department of Environmental Quality (NDEQ). The outcome of these discussions will be incorporated into the establishment of our Operating Permit limits which are due in October 2008.
Marketing Agreements
Aventine Renewable Energy, Inc. (“Aventine”) markets our ethanol. We are independently marketing a small portion of our ethanol to local markets; however, if local markets do not supply competitive prices, we may market all of our ethanol through Aventine. Cenex Harvest States, Inc. (“CHS”) markets our distillers grains by rail and truck. Subsequent to June 30, 2008, the CHS agreement was modified allowing the Company to market its own modified wet distillers grains with solubles beginning in October 2008. The Company expects that this modification will result in commissions savings.
Commodity Price Risk Protection
In order to reduce risk caused by market fluctuations, we hedge our anticipated corn and natural gas purchases and ethanol sales by entering into futures and options contracts. These contracts are intended to effectively fix the purchase and sales prices of our commodities.
The fair value of these contracts is based on quoted prices in active exchange-traded or over-the-counter markets. The fair value of derivatives is continually subject to change due to changing market conditions. We do not formally designate these instruments as hedges and, therefore, we record earnings adjustments caused from marking these instruments to market on a monthly basis.
As of June 30, 2008, we had recorded restricted cash, related to derivative instruments, of approximately $763,000 and a corresponding liability related to corn and ethanol options and future positions of approximately $674,000. We have recorded a combined loss which includes unrealized and realized losses of approximately $247,000 and $5,189,000 for the three month and nine month periods ended June 30, 2008, which are included in costs of goods sold.
Employees
As of June 30, 2008, we employed 44 full-time employees.
Critical Accounting Estimates
Management uses estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

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Liquidity and Capital Resources
The following table shows cash flows for the nine months ended June 30, 2008:

Nine Months
Ended 06/30/08
(unaudited)
Net cash used in operating activities	$11,974,641
Net cash used in investing activities	$18,391,376
Net cash provided by financing activities	$35,731,477
Cash Flow From Operations
We began operations at our plant on October 27, 2007. The net cash used by operating activities was approximately $12,000,000 for the nine months ended June 30, 2008. Most of the cash used by operations related to a build up in inventory levels and accounts receivable. Increases in ethanol prices and corn costs resulted in higher carrying values for receivables and inventories. Investments in commodities contracts were utilized to protect against adverse price fluctuations with corn.
Cash Flow From Investing Activities
The net cash used in investing activities was approximately $18,400,000 for the nine months ended June 30, 2008. This is primarily due to the purchase of approximately $17,800,000 of equipment and the final construction of our plant.
Cash Flow From Financing Activities
Net cash provided by financing activities was approximately $35,700,000 for the nine months ended June 30, 2008, consisting primarily of approximately $12,670,000 from a revolving loan, and $24,030,000 from long-term debt financing obligations offset by approximately $1,400,000 in loan and lease payments.
Short-Term and Long-Term Debt Sources
Senior Credit Facility: Our senior credit facility is with Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA (“Farm Credit”). The facility includes a $35,000,000 term loan and a $14,500,000 revolving loan. We also have entered into an additional revolving loan for $10,000,000 for the purpose of financing our grain inventory, receivables and margin account equity. As of June 30, 2008, the outstanding balance on the term loan was approximately $33,760,000, the outstanding balance on the original revolving loan was $14,500,000, and the outstanding balance on the additional revolving loan was approximately $10,000,000.
We pay interest on the above loans at variable rates equivalent to the London InterBank Offered Rates (“LIBOR”) Short Term Index Rate plus 3.05%. The variable rate will be adjusted to the three-month LIBOR Short Term Index Rate (LIBOR + 280 basis points) for any year after the first year of operations in which, at the end of the preceding year, our owners’ equity (defined as net worth to total tangible assets) is equal to or greater than 60%, provided we are not otherwise in default. Interest will be calculated on a 360-day basis.
In March 2008 we entered into the Third Amendment to Credit Agreement with Farm Credit (the “Third Amendment”). Pursuant to the Third Amendment, we are obligated to repay the $35,000,000 term loan in 29 equal, consecutive, quarterly installments of $1,237,500 plus accrued interest commencing on the first of the month which is six months following substantial completion of our ethanol plant, and continuing on the first of each quarter thereafter until the principal, plus all accrued interest and any unpaid fees, costs and expenses are paid in full no later than October 1, 2015. Our first principal payment was made on May 2, 2008. Subsequent to the period ended June 30, 2008, we made our second principal payment on August 5, 2008.
On the earlier of January 1, 2016 or three months following repayment of the term loan we will begin repayment on the $14,500,000 revolving term loan in ten equal, consecutive, quarterly principal installments of $1,450,000 plus accrued interest with the last installment due by April 1, 2018. During the term of the $35,000,000 term loan, we are required to make special principal payments in an annual amount equal to 65% of our excess cash flow for each year, not to exceed $2,000,000 in any fiscal year and the aggregate total of those payments will not exceed $8,000,000. These payments will be applied to scheduled principal installments of the term loan in inverse order of maturity.

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Pursuant to the Third Amendment, we are obligated to repay principal, plus all accrued interest and any unpaid fees, costs or expenses in full on the $10,000,000 additional revolving loan on or before April 1, 2009.
The loans are secured by a first mortgage on our real estate and a lien on all of our personal property. If we prepay any portion of the construction loans prior to April 1, 2009, we will pay a prepayment charge of 3% in addition to certain surcharges. This prepayment charge will be reduced by 1.0% each year thereafter and any prepayment made on the construction loan after April 1, 2011 will not be subject to a prepayment charge.
The Third Amendment provides that during the term of our loans with Farm Credit, we will be subject to various financial and non-financial covenants that include, among other items, the following requirements: (1) maintain a working capital of not less than $3,000,000 increasing to $4,000,000 at the 2008 fiscal year end and further increasing to $5,000,000 at fiscal year end 2009 and $6,000,000 at fiscal year end 2010 and thereafter; (2) maintain a certain debt coverage ratio, as defined in the Credit Agreement; and (3) maintain a minimum tangible net worth of at least $40,000,000, increasing to at least $42,000,000 at fiscal year end 2008, $45,000,000 at fiscal year end 2009 and $48,000,000 at fiscal year end 2010 and thereafter.
The Third Amendment provides consent from Farm Credit for $2,500,000 of subordinated debt for the purpose of improving working capital. Farm Credit further consented to related subordinate liens securing the subordinated debt in accordance with subordinated debt agreements approved by Farm Credit. For further discussion of the subordinated debt see “Subordinated Debt Financing” below.
We will only be allowed to make annual capital expenditures up to $500,000 annually without prior approval. We will also be prohibited from making distributions to our members; however, for each fiscal year commencing with the fiscal year ending 2008, we may make a distribution to our members of 40% of the net profit for such fiscal year after our lender has received audited financial statements for the fiscal year and provided no event of default or potential default exists. We may exceed 40% only if we have made the required free cash flow payment for that fiscal year. We must be in compliance with all financial ratio requirements and loan covenants before and after any distributions to our members. We are currently in compliance with all financial ratio requirements and loan covenants.
We have paid approximately $587,000 in debt financing costs and are required to pay an annual administration fee of $25,000 to Farm Credit. For the revolving credit facility and the line of credit facility, we will pay a non-use fee in the event that the average outstanding balance on these facilities is less than the maximum principal balance of said facilities. This fee will be equal to 0.5% per annum of the difference between the maximum principal balance and the actual usage. This fee will be due quarterly. As of June 30, 2008, we have incurred approximately $13,500 in unused commitment fees.
Subordinated Debt Financing. On January 29, 2008, we entered into a Subordinated Debt Agreement with North Star Bank, a Minnesota corporation. The Subordinated Debt Agreement was entered into for the purpose of increasing our working capital. Currently, the subordinated debt accrues interest at a variable rate of 3.0% above the money market account we are required to keep at North Star Bank, which was 5.37% at June 30, 2008. The money market account secures the subordinated debt and in the event the money market account balance falls below the balance of the outstanding subordinated debt obligation, the interest on the subordinated debt will then accrue at a fixed rate of 6.50% per annum. We are obligated to make interest only payments on September 30, 2008 and September 30, 2009. On January 29, 2010 the unpaid principal will be amortized over a five year period and we will be obligated to repay the principal and accrued interest in five equal annual payments commencing in 2011. All payments are subject to our continued compliance with the Farm Credit obligations and are subordinate to the repayment of our obligations under the Farm Credit senior credit facilities. We will be considered in default under the Subordinated Debt Agreement if we fail to make any payment.

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Tax Increment Financing. We entered into a tax increment financing arrangement with the Community Development Agency of the Village of Adams, Nebraska (the “Agency”), pursuant to which we have received approximately $3,865,000 for project costs related to our ethanol plant. The Agency issued bonds and in satisfaction of a requirement that we acquire sufficient private financing sufficient to complete the project, we have entered into a loan agreement with Security First Bank, pursuant to which Security First Bank has loaned us $5,035,000. The approximate amounts of the loan proceeds are as follows: available for project costs $3,865,000; capitalized interest $514,000; debt service reserve fund $503,000; and debt issuance costs $153,000.
This loan bears interest at 9.15% until the reset date of June 1, 2014, at which time the interest rate will be determined based on the U.S. Treasury Constant Maturity Index average for the prior month, plus 398 bps, not to exceed 10% or fall below 7.5%. The loan matures in semi-annual increments commencing June 1, 2009. The semi-annual increments commence at $95,000 and increase to $730,000, with a final maturity of December 1, 2021. Interest on the loans is payable semi-annually on June 1 and December 1, commencing on December 1, 2007. We will be assessed taxes on the value of our plant which will be paid to a special debt service fund and then used to pay the payments required on the loan. We are obligated to pay all project costs that exceed the amounts paid from the tax increment financing.
In connection with the bond issuance, the Company is contingently committed to receive additional funding through a Series 2007B Note. Under the terms of the agreement, the Company may receive additional funding up to $2,500,000 as reimbursement for certain Project Costs. However, any such funding to the Company would only be paid if there were tax increment revenues remaining once the bonds have been fully paid.
Note Payable to Fagen, Inc. On February 12, 2008, we executed a Promissory Note in favor of Fagen, Inc. obligating us to pay Fagen, Inc. $1,000,000. The Promissory Note fulfills our obligation to Fagen, Inc., our design-builder, to pay an “Early Completion Bonus” in the amount of $1,000,000 under the terms of the Design-Build Agreement dated August 1, 2006. We are obligated to repay the loan, plus accrued interest, as soon as possible, but, in no event, later than the second anniversary of the Note. Interest will accrue at a rate of 10%, compounded annually. This Note is unsecured.
Off-Balance Sheet Arrangements
We do not have any off-balance sheet arrangements.
Item 3. Controls and Procedures
Our management, including our Chief Executive Officer (the principal executive officer), Carl D. Sitzmann, along with our Chief Financial Officer (the principal financial and accounting officer), Jonathan Cosby, have reviewed and evaluated the effectiveness of our disclosure controls and procedures as of June 30, 2008. Based upon this review and evaluation, these officers believe that our disclosure controls and procedures are effective in ensuring that material information related to us is recorded, processed, summarized and reported within the time periods required by the forms and rules of the Securities and Exchange Commission.
Our management, consisting of our Chief Executive Officer and our Chief Financial Officer, have reviewed and evaluated any changes in our internal control over financial reporting that occurred as of June 30, 2008, and there has been no change that has materially affected or is reasonably likely to materially affect our internal control over financial reporting.

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PART II. OTHER INFORMATION
Item 1. Legal Proceedings
None.
Item 2. Unregistered Sales of Equity Securities and Use of Proceeds
None.
Item 3. Defaults Upon Senior Securities
None.
Item 4. Submission of Matters to a Vote of Security Holders
None.
Item 5. Other Information
On July 31, 2008, our board of directors appointed Gerald D. Johnson to serve on the board. Mr. Johnson was appointed by the directors, pursuant to our Operating Agreement, as amended, to fill a vacancy on the board. Until 2004, Mr. Johnson served as the Chief Executive Officer and President of the United Farmers Cooperative in Shelby, Nebraska. The United Farmers Cooperative is a farmer supply cooperative which employs approximately 230 people and provides grain, feed, fertilizer, petroleum and related products and services to area farmers. Mr. Johnson retired from United Farmers Cooperative in 2004. Mr. Johnson is 65 years old.
Item 6. Exhibits
The following exhibits are incorporated by reference in this report:

Exhibit		Method of
No.	Description	Filing

31.1	Certificate pursuant to 17 CFR 240 15d-14(a)	*

31.2	Certificate pursuant to 17 CFR 240 15d-14(a)	*

32.1	Certificate pursuant to 18 U.S.C. Section 1350	*

32.2	Certificate pursuant to 18 U.S.C. Section 1350	*

(*)	Filed herewith.

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SIGNATURES
In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

E ENERGY ADAMS, LLC
Date: August 13, 2008	/s/ Carl D. Sitzmann
Carl D. Sitzmann
Chief Executive Officer (Principal Executive Officer)

Date: August 13, 2008	/s/ Jonathan Cosby
Jonathan Cosby Chief Financial Officer (Principal Financial Officer)

22

EXHIBIT INDEX

Exhibit		Method of
No.	Description	Filing

31.1	Certificate pursuant to 17 CFR 240 15d-14(a)	*

31.2	Certificate pursuant to 17 CFR 240 15d-14(a)	*

32.1	Certificate pursuant to 18 U.S.C. Section 1350	*

32.2	Certificate pursuant to 18 U.S.C. Section 1350	*

23

EXHIBIT 31.1
CERTIFICATION PURSUANT TO 17 CFR 240.15d-14(a)
(SECTION 302 CERTIFICATION)
I, Carl Sitzmann, certify that:
1.	I have reviewed this quarterly report on Form 10-QSB of E Energy Adams, LLC;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer, as of, and for, the periods presented in this report;

4.
The small business issuer’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), and have:

a)
Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)
Disclosed in this report any changes in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.
The small business issuer’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal controls over financial reporting.

Date: August 13, 2008	/s/ Carl Sitzmann
Carl Sitzmann, Chief Executive Officer

EXHIBIT 31.2
CERTIFICATION PURSUANT TO 17 CFR 240.15d-14(a)
(SECTION 302 CERTIFICATION)
I, Jonathan Cosby, certify that:
1.	I have reviewed this quarterly report on Form 10-QSB of E Energy Adams, LLC;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer, as of, and for, the periods presented in this report;

4.
The small business issuer’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), and have:

a)
Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)
Disclosed in this report any changes in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.
The small business issuer’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal controls over financial reporting.

Date: August 13, 2008	/s/ Jonathan Cosby
Jonathan Cosby, Chief Financial Officer
(Principal Financial Officer)

Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-QSB of E Energy Adams, LLC (the “Company”) for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl Sitzmann, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carl Sitzmann
Carl Sitzmann, Chief Executive Officer

Dated: August 13, 2008

Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-QSB of E Energy Adams, LLC (the “Company”) for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Cosby, Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jonathan Cosby
Jonathan Cosby, Chief Financial Officer
(Principal Financial Officer)

Dated: August 13, 2008

E ENERGY ADAMS, LLC
PROXY
SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF MEMBERS TO BE HELD ON NOVEMBER 24, 2008

MEMBER NAME:

NUMBER OF MEMBERSHIP UNITS:
Vote by Mail or Facsimile:
1) Read the Proxy Statement
2) Check the appropriate boxes below
3) Sign and date the proxy card
4) Return the proxy card in the envelope provided or via fax to (402) 988-5205 no later than 5:00 p.m. on November 23, 2008.
The undersigned hereby appoints Duane Wollenburg, Chairman and Dennis Boesiger, Secretary, and each or either of them, with the power of substitution, as Proxies to represent the undersigned and to vote as designated below, at the Special Meeting of Members to be held on Monday, November 24, 2008, at the Holiday Inn Express, 4005 N. 6th Street, Beatrice, Nebraska, and at adjournment thereof, on any matters coming before the meeting.
Said Proxies will vote on the proposals set forth in the notice of special meeting and proxy statement as specified on this card. If a vote is not specified, said Proxies will vote in favor of the proposals listed below. If any other matters properly come before the special meeting, said Proxies will vote on such matters in accordance with the recommendations of the board of directors except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.
Our directors unanimously recommend that you vote “FOR” the proposals.
1. For approval of the proposed amendments to the Operating Agreement of E Energy Adams, LLC contained in the Amended and Restated Operating Agreement and adoption of the Amended and Restated Operating Agreement.
     ☐ FOR                ☐ AGAINST                ☐ ABSTAIN
2. For approval of the Reclassification of units held by unit holders who are the record holders of 5 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 4 or fewer than 3 units into Class B Units, and the units held by unit holders who are the record holders of 2 or fewer units into Class C Units.
     ☐ FOR                ☐ AGAINST                ☐ ABSTAIN
You are encouraged to specify your choices by marking the appropriate boxes above. This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the meeting. The Proxies cannot vote your units unless you sign and return this card.
If either of the proposed matters listed above are not approved, the board, in its discretion, may determine not to implement the reclassification or any or all of the proposed amendments that our members otherwise approved.
Please sign exactly as your name appears on your unit certificate. When units are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:

Signature of Unit Holder

Date:

Signature of Joint Unit Holder